UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07080

Name of Fund: BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock
MuniYield Michigan Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2011

Date of reporting period: 07/31/2011

Item 1 – Report to Stockholders

Annual Report

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

BlackRock MuniYield Investment Quality Fund (MFT)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

2	ANNUAL REPORT	JULY 31, 2011

Dear Shareholder

Financial markets have been extremely volatile in the wake of the Standard & Poor’s downgrade of
US Treasury debt. While the August 5 announcement was the catalyst for the market turmoil, weaker-
than-expected economic data and Europe’s deepening financial crisis further compounded investor uncertainty as the future direction of the global economy became increasingly questionable. Although markets remain highly volatile and conditions are highly uncertain, BlackRock remains focused on finding opportunities in this environment.

The pages that follow reflect your mutual fund’s reporting period ended July 31, 2011. Accordingly, the below discussion is intended to provide you with additional perspective on the performance of your investments during that period.

During the summer of 2010, investors were in “risk-off” mode as the global economy was sputtering and the sovereign debt crisis was spreading across Europe. But markets were revived toward the end of the summer on positive economic news and robust corporate earnings. The global economy had finally gained traction and fear turned to optimism with the anticipation of a second round of quan-
titative easing (“QE2”) from the US Federal Reserve (the “Fed”). Stock markets rallied even though the European debt crisis continued and inflationary pressures loomed over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North Africa region and as prices of oil and other commodities soared. Natural disasters in Japan disrupted indus-
trial supply chains and concerns mounted over US debt and deficit issues. Equities quickly rebounded as investors chose to focus on the continuing stream of strong corporate earnings and positive eco-
nomic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis continued to escalate.
Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt.This development rekindled fears about the broader debt crisis and its further contagion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed. Higher oil prices and supply chain disruptions finally showed up in eco-
nomic data. In the final month of the reporting period, the prolonged debt ceiling debate in Washington,
DC led to a loss of confidence in policymakers. Stocks generally declined from May through the end of the period, but 6- and 12-month returns through the end of July remained in positive territory. In bond markets, yields were volatile but generally moved lower for the period as a whole (pushing prices up).
Continued low short-term interest rates kept yields on money market securities near their all-time lows.

“Although markets remain highly
volatile and conditions are highly
uncertain, BlackRock remains
focused on finding opportunities in
this environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2011
	6-month	12-month
US large cap equities	1.46%	19.65%
(S&P 500® Index)
US small cap equities	2.63	23.92
(Russell 2000® Index)
International equities	0.93	17.17
(MSCI Europe, Australasia,
Far East Index)
Emerging market	3.23	17.45
equities (MSCI Emerging
Markets Index)
3-month Treasury	0.07	0.14
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)
US Treasury securities	6.93	4.53
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	4.23	4.44
bonds (Barclays
Capital US Aggregate
Bond Index)
Tax-exempt municipal	6.27	3.24
bonds (Barclays Capital
Municipal Bond Index)
US high yield bonds	3.90	12.89
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended July 31, 2011

At the outset of the 12-month period, investor concerns were focused on the possibility of deflation and a double-dip in the US economy thus leading to a flatter municipal yield curve at that time as compared to July 31, 2011. From July through September 2010, rates moved lower (and prices higher) across the curve, reaching historic lows in August when the yield on 5-year issues touched 1.06%, the 10-year reached 2.18%, and the 30-year closed at 3.67%.
However, the market took a turn in October amid a “perfect storm” of events that ultimately resulted in the worst quarterly performance for municipals since the Fed tightening cycle of 1994. Treasury yields lost support due to concerns over the US deficit and municipal valuations suffered a quick and severe setback as it became evident that the Build America Bond (“BAB”) program would expire at the end of 2010. The BAB program opened the taxable market to municipal issuers, which had successfully alleviated supply pressure in the traditional tax-exempt marketplace, bringing down yields in that space.

Towards the end of the fourth quarter 2010, news about municipal finance troubles mounted and damaged confidence among retail investors. From mid-November through year end, weekly outflows from municipal mutual funds averaged over $2.5 billion. Political uncertainty surrounding the midterm elections and tax policies along with the expiration of the BAB program exacerbated the situation. These conditions combined with seasonal illiquidity sapped willful market participation from the trading community. December brought declining demand with no comparable reduction in supply as issuers rushed their deals to market before the BAB program was retired. This supply-demand imbalance led to wider quality spreads and higher yields.

Demand is usually strong at the beginning of a new year, but retail investors continued to move away from municipal mutual funds in 2011. From mid-November, outflows persisted for 29 consecutive weeks, totaling $35.1 billion before the trend finally broke in June. Weak demand has been counter-
balanced by lower supply in 2011. According to Thomson Reuters, year-to-date through July, new issuance was down 40% compared to the same period last year. Issuers have been reluctant to bring new deals to the market due to higher interest rates, fiscal policy changes and a reduced need for municipal borrowing. In this positive technical environment, the S&P/Investortools Main Municipal Bond Index gained 4.22% for the second quarter of 2011, its best second-quarter performance since 1992, and municipals outperformed most other fixed income asset classes for the quarter.

Municipals displayed an impressive degree of resiliency throughout the month of July as Moody’s Investors Service signaled that its potential downgrade of
US government debt could also result in downgrades of a number of triple A-rated states and nearly 200 local general obligation issues. July also brought weaker US economic data. The housing market remained sluggish, fewer jobs were created and consumer confidence declined. US Treasury yields moved lower, dragging municipal yields down, which pushed bond prices up.

Overall, the municipal yield curve steepened during the period from July 31, 2010 to July 31, 2011. As measured by Thomson Municipal Market Data, yields on AAA quality-rated 30-year municipals rose 38 basis points (“bps”) to 4.35%, while yields for 5-year maturities rallied by 13 bps to 1.16%, and 10-year maturities increased by 10 bps to 2.67%. With the exception of the 2- to 5-year range, the yield spread between maturities increased over the past year, with the greatest increase seen in the 5- to 30-year range, where the spread widened by 51 bps, while overall the slope between 2- and
30-year maturities increased by 35 bps to 3.95%.

The fundamental picture for municipalities is improving as most states began their new fiscal year with a balanced budget. Austerity is the general theme across the country, while a small number of states continue to rely on the “kick the can” approach, using aggressive revenue projections and accounting gimmicks to close their shortfalls. As long as economic growth stays positive, tax receipts for states should continue to rise and lead to better credit fundamentals. BlackRock maintains a constructive view of the municipal market, recognizing that careful credit research and security selection remain imperative amid uncertainty in the economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	JULY 31, 2011

Fund Summary as of July 31, 2011 BlackRock MuniHoldings California Quality Fund, Inc.

Fund Overview

Effective November 9, 2010, BlackRock MuniHoldings California Insured Fund, Inc. changed its name to BlackRock MuniHoldings California Quality
Fund, Inc.

BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal and California income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from fed-
eral income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market condi-
tions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

Effective November 9, 2010, the Fund’s investment policy was changed by the removal of the insurance investment policy that required at least 80% of
Fund assets to be invested in insured municipal securities. Accordingly, the Fund was moved from the Lipper Single-State Insured Municipal Debt Funds cat-
egory into the Lipper California Municipal Debt Funds category. For the 12 months ended July 31, 2011, the Fund returned 0.16% based on market price and 4.88% based on net asset value (“NAV”). For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of (1.84)% based on market price and 3.16% based on NAV, while the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of (1.22)% based on market price and 3.22% based on NAV. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s long duration posture benefited performance as bonds with longer maturities experienced the greatest price appreciation as the yield curve flattened in the latter half of the period. Increased exposure to inverse floating rate instruments (tender option bonds)
while the municipal yield curve was historically steep boosted the Fund’s income accrual. Holdings of higher quality essential service revenue bonds had a positive impact on performance as investors favored these securities versus general obligation bonds and school district credits, which lagged due to budget concerns in California. Additionally, the Fund benefited from holding insured credits with relatively strong underlying issuers when monoline insurance com-
pany policies were losing their value to the retail marketplace. Conversely, some widening of credit spreads, especially among California school district and health care issues, had a negative impact on returns. In addition, the Fund’s cash reserves detracted as yields fell and spreads tightened. The Fund held short-call, high-coupon bonds, which have good defensive characteristics, but proved a drag on returns when rates fell.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of July 31, 2011 ($13.15)[1]	6.98%
Tax Equivalent Yield[2]	10.74%
Current Monthly Distribution per Common Share[3]	$0.0765
Current Annualized Distribution per Common Share[3]	$0.9180
Leverage as of July 31, 2011[4]	43%

 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents Auction Market Preferred Shares (“AMPS”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and
Risks of Leveraging on page 11.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/11	7/31/10	Change	High	Low
Market Price	$13.15	$14.04	(6.34)%	$14.69	$12.07
Net Asset Value	$14.27	$14.55	(1.92)%	$15.10	$12.49

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/11	7/31/10
County/City/Special District/School District	37%	43%
Utilities	30	26
Transportation	12	10
Education	11	10
Corporate	4	5
Health	4	2
State	2	4

Credit Quality Allocations[5]
	7/31/11	7/31/10
AAA/Aaa	5%	48%
AA/Aa	64	32
A	17	20
BBB/Baa	5	—
Not Rated	9	—

5 Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service
(“Moody’s”) ratings.

ANNUAL REPORT	JULY 31, 2011	5

Fund Summary as of July 31, 2011 BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Fund Overview

Effective November 9, 2010, BlackRock MuniHoldings New Jersey Insured Fund, Inc. changed its name to BlackRock MuniHoldings New Jersey Quality
Fund, Inc.

BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax)
and New Jersey personal income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

Effective November 9, 2010, the Fund’s investment policy was changed by the removal of the insurance investment policy that required at least 80% of Fund assets to be invested in insured municipal securities. Accordingly, the Fund was moved from the Lipper Single-State Insured Municipal Debt Funds category into the Lipper New Jersey Municipal Debt Funds category. For the 12 months ended July 31, 2011, the Fund returned (2.77)% based on market price and
3.28% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of (3.20)% based on market price and 3.20% based on NAV, while the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of
(1.22)% based on market price and 3.22% based on NAV. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s holdings in spread sectors, including housing, health care and corporate-backed municipal bonds, enhanced performance as these sectors provided a relatively high degree of incremental income in the low interest rate environment. The Fund’s holdings of high-coupon bonds and shorter-duration bonds (bonds with lower sensitivity to interest rate movements) performed well as long-term rates climbed toward the end of 2010 and into the early part of 2011. Conversely, the Fund’s exposure to bonds with longer duration (greater sensitivity to interest rate movements) and bonds with longer-dated maturities detracted from performance as the municipal yield curve steepened over the 12-month period. The surprise non-extension of the
BAB program at the end of 2010 put additional upward pressure on the long end of the yield curve, where most of the BAB supply was issued.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of July 31, 2011 ($13.74)[1]	6.46%
Tax Equivalent Yield[2]	9.94%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Leverage as of July 31, 2011[4]	37%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents Variable Rate Demand Preferred Shares (“VRDP Shares”) and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of
Leveraging on page 11.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/11	7/31/10	Change	High	Low
Market Price	$13.74	$15.05	(8.70)%	$15.71	$12.65
Net Asset Value	$14.73	$15.19	(3.03)%	$15.65	$13.43

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/11	7/31/10
State	31%	30%
Transportation	19	18
County/City/Special District/School District	14	17
Education	12	12
Health	11	9
Housing	6	6
Utilities	5	6
Tobacco	1	1
Corporate	1	1

Credit Quality Allocations[5]
	7/31/11	7/31/10
AAA/Aaa	11%	38%
AA/Aa	45	25
A	30	28
BBB/Baa	14	7
Not Rated[6]	—	2

5 Using the higher of S&P’s and Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2011 and July 31, 2010, the market value of these securities was $10,031, representing less than 1%, and $7,659,796, representing 2%, respectively, of the Fund’s long-term investments.

6	ANNUAL REPORT	JULY 31, 2011

Fund Summary as of July 31, 2011 BlackRock MuniYield Investment Quality Fund

Fund Overview

Effective November 9, 2010, BlackRock MuniYield Insured Investment Fund changed its name to BlackRock MuniYield Investment Quality Fund.

BlackRock MuniYield Investment Quality Fund’s (MFT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its invest-
ment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

Effective November 9, 2010, the Fund’s investment policy was changed by the removal of the insurance investment policy that required at least 80% of
Fund assets to be invested in insured municipal securities. Accordingly, the Fund was moved from the Lipper Insured Municipal Debt Funds (Leveraged) cat-
egory into the Lipper General Municipal Debt Funds (Leveraged) category. During the period, Lipper combined these categories into one General & Insured
Municipal Debt Funds (Leveraged) category. For the 12 months ended July 31, 2011, the Fund returned (7.32)% based on market price and 3.20% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (2.24)%
based on market price and 4.19% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on
NAV. The Fund’s holdings in spread sectors, including housing and health care bonds, enhanced performance as these sectors provided a relatively high degree of incremental income in the low interest rate environment. The Fund’s holdings of premium coupon bonds (6% or higher) and shorter-duration bonds (bonds with lower sensitivity to interest rate movements) performed well as long-term interest rates climbed toward the end of 2010 and into the early part of 2011. Conversely, the Fund’s exposure to bonds with longer duration (greater sensitivity to interest rate movements) and bonds with longer-
dated maturities detracted from performance as the municipal yield curve steepened over the 12-month period. The surprise non-extension of the BAB program at the end of 2010 put additional upward pressure on the long end of the curve, where most of the BAB supply was issued.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MFT
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2011 ($12.39)[1]	6.88%
Tax Equivalent Yield[2]	10.58%
Current Monthly Distribution per Common Share[3]	$0.071
Current Annualized Distribution per Common Share[3]	$0.852
Leverage as of July 31, 2011[4]	39%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents AMPS and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to AMPS and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/11	7/31/10	Change	High	Low
Market Price	$12.39	$14.28	(13.24)%	$14.47	$11.15
Net Asset Value	$13.40	$13.87	(3.39)%	$14.38	$11.96

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/11	7/31/10
Utilities	30%	27%
County/City/Special District/School District	23	26
Transportation	18	16
Health	13	14
State	9	11
Education	3	2
Housing	3	4
Tobacco	1	—

Credit Quality Allocations[5]
	7/31/11	7/31/10
AAA/Aaa	4%	58%
AA/Aa	13	22
A	69	17
BBB/Baa	8	—
Not Rated	6	3[6]

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2010, the market value of these securities was $4,251,053, representing 2% of the Fund’s long-term investments.

ANNUAL REPORT	JULY 31, 2011	7

Fund Summary as of July 31, 2011 BlackRock MuniYield Michigan Quality Fund, Inc.

Fund Overview

Effective November 9, 2010, BlackRock MuniYield Michigan Insured Fund, Inc. changed its name to BlackRock MuniYield Michigan Quality Fund, Inc.

BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

Effective November 9, 2010, the Fund’s investment policy was changed by the removal of the insurance investment policy that required at least 80% of
Fund assets to be invested in insured municipal securities. Accordingly, the Fund was moved from the Lipper Single-State Insured Municipal Debt Funds cat-
egory into the Lipper Michigan Municipal Debt Funds category. For the 12 months ended July 31, 2011, the Fund returned (1.67)% based on market price and 4.78% based on NAV. For the same period, the closed-end Lipper Michigan Municipal Debt Funds category posted an average return of 0.18% based on market price and 4.12% based on NAV, while the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of
(1.22)% based on market price and 3.22% based on NAV. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to perform-
ance based on NAV. The Fund’s slightly long duration posture benefited performance as bonds with longer maturities experienced the greatest price appreci-
ation as the yield curve flattened amid the investor flight-to-quality in the latter half of the period. Exposure to inverse floating rate instruments (tender option bonds) while the municipal yield curve was historically steep boosted the Fund’s income accrual. The Fund’s holdings of higher quality essential serv-
ice revenue bonds also had a positive impact on performance. Conversely, some widening of credit spreads, especially among Michigan and health care issues, had a negative impact on returns. In addition, the Fund’s cash reserves detracted as yields fell and spreads tightened.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2011 ($13.39)[1]	6.86%
Tax Equivalent Yield[2]	10.55%
Current Monthly Distribution per Common Share[3]	$0.0765
Current Annualized Distribution per Common Share[3]	$0.9180
Leverage as of July 31, 2011[4]	38%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/11	7/31/10	Change	High	Low
Market Price	$13.39	$14.55	(7.97)%	$15.28	$12.12
Net Asset Value	$14.63	$14.92	(1.94)%	$15.37	$13.32

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/11	7/31/10
County/City/Special District/School District	29%	33%
Utilities	16	12
Health	13	14
Corporate	10	11
Transportation	10	12
State	9	9
Education	8	6
Housing	5	3

Credit Quality Allocations[5]
	7/31/11	7/31/10
AAA/Aaa	3%	43%
AA/Aa	67	26
A	27	28
BBB/Baa	2	1
Not Rated[6]	1	2

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2011 and July 31, 2010, the market value of these securities was $1,064,957, representing 1%, and $2,921,098, representing
1%, respectively, of the Fund's long-term investments.

8	ANNUAL REPORT	JULY 31, 2011

Fund Summary as of July 31, 2011 BlackRock MuniYield New Jersey Quality Fund, Inc.

Fund Overview

Effective November 9, 2010, BlackRock MuniYield New Jersey Insured Fund, Inc. changed its name to BlackRock MuniYield New Jersey Quality Fund, Inc.

BlackRock MuniYield New Jersey Quality Fund, Inc.’s (MJI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The
Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or syn-
thetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

Effective November 9, 2010, the Fund’s investment policy was changed by the removal of the insurance investment policy that required at least 80% of Fund assets to be invested in insured municipal securities. Accordingly, the Fund was moved from the Lipper Single-State Insured Municipal Debt Funds category into the Lipper New Jersey Municipal Debt Funds category. For the 12 months ended July 31, 2011, the Fund returned (6.12)% based on market price and
3.10% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of (3.20)% based on market price and 3.20% based on NAV, while the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of
(1.22)% based on market price and 3.22% based on NAV. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s holdings in spread sectors, including housing, health care and corporate-backed municipal bonds, enhanced performance as these sectors provided a relatively high degree of incremental income in the low interest rate environment. The Fund’s holdings of high-coupon bonds and shorter-duration bonds (bonds with lower sensitivity to interest rate movements) performed well as long-term interest rates climbed toward the end of 2010 and into the early part of 2011. Conversely, the Fund’s exposure to bonds with longer duration (greater sensitivity to interest rate movements) and bonds with longer-dated maturities detracted from performance as the municipal yield curve steepened over the 12-month period. The surprise non-extension of the BAB program at the end of 2010 put additional upward pressure on the long end of the yield curve, where most of the BAB supply was issued.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MJI
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2011 ($13.16)[1]	6.57%
Tax Equivalent Yield[2]	10.11%
Current Monthly Distribution per Common Share[3]	$0.072
Current Annualized Distribution per Common Share[3]	$0.864
Leverage as of July 31, 2011[4]	35%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/11	7/31/10	Change	High	Low
Market Price	$13.16	$14.92	(11.80)%	$15.56	$12.20
Net Asset Value	$14.53	$15.00	(3.13)%	$15.49	$13.27

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/11	7/31/10
State	27%	28%
Education	17	16
County/City/Special District/School District	14	17
Transportation	12	9
Health	10	10
Utilities	9	9
Housing	7	7
Corporate	3	3
Tobacco	1	1

Credit Quality Allocations[5]
	7/31/11	7/31/10
AAA/Aaa	10%	31%
AA/Aa	44	23
A	33	36
BBB/Baa	10	5
Not Rated[6]	3	5

5 Using the higher of S&P’s and Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of July 31, 2011 and July 31, 2010, the market value of these securities was $3,124,559, representing 3%, and $8,904,633, representing
5%, respectively, of the Fund’s long-term investments.

ANNUAL REPORT	JULY 31, 2011	9

Fund Summary as of July 31, 2011 BlackRock MuniYield Pennsylvania Quality Fund

Fund Overview

Effective November 9, 2010, BlackRock MuniYield Pennsylvania Insured Fund changed its name to BlackRock MuniYield Pennsylvania Quality Fund.

BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obli-
gations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

Effective November 9, 2010, the Fund’s investment policy was changed by the removal of the insurance investment policy that required at least 80% of Fund assets to be invested in insured municipal securities. Accordingly, the Fund was moved from the Lipper Single-State Insured Municipal Debt Funds category into the Lipper Pennsylvania Municipal Debt Funds category. For the 12 months ended July 31, 2011, the Fund returned (2.55)% based on market price and 3.84% based on NAV. For the same period, the closed-end Lipper Pennsylvania Municipal Debt Funds category posted an average return of (2.55)%
based on market price and 3.46% based on NAV, while the closed-end Lipper Single-State Insured Municipal Debt Funds category posted an average return of (1.22)% based on market price and 3.22% based on NAV. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to perform-
ance based on NAV. The Fund benefited from high income accrual generated by its higher coupon bond holdings and low cash reserves. The Fund sought investments with attractive valuations relative to their credit risk. Capital appreciation in the Fund’s holdings on the short end of the municipal yield curve, where interest rates declined during the period, boosted returns. However, the Fund’s overall long duration (sensitivity to interest rates) detracted from per-
formance as long-term rates rose and the yield curve steepened due to municipal credit concerns and expiration of the BAB program. US Treasury financial futures contracts used to hedge interest rate risk in the portfolio had a negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of July 31, 2011 ($13.94)[1]	6.59%
Tax Equivalent Yield[2]	10.14%
Current Monthly Distribution per Common Share[3]	$0.0765
Current Annualized Distribution per Common Share[3]	$0.9180
Leverage as of July 31, 2011[4]	37%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 11.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	7/31/11	7/31/10	Change	High	Low
Market Price	$13.94	$15.26	(8.65)%	$15.71	$12.56
Net Asset Value	$14.97	$15.38	(2.67)%	$15.86	$13.45

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocations
	7/31/11	7/31/10
County/City/Special District/School District	30%	29%
State	16	23
Health	14	12
Utilities	13	12
Transportation	12	12
Education	8	5
Corporate	4	3
Housing	3	4

Credit Quality Allocations[5]
	7/31/11	7/31/10
AAA/Aaa	—	41%
AA/Aa	79%	42
A	17	16
BBB/Baa	4	1

5 Using the higher of S&P’s or Moody’s ratings.

10	ANNUAL REPORT	JULY 31, 2011

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives can-
not be achieved in all interest rate environments.

To leverage, the Funds issue AMPS and VRDP Shares (collectively, “Preferred
Shares”), which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each
Fund (including the assets obtained from leverage) are invested in higher-
yielding portfolio investments, each Fund’s holders of Common Shares
(“Common Shareholders”) will benefit from the incremental net income.

To illustrate these concepts, assume a Fund’s Common Shares capital-
ization is $100 million and it issues Preferred Shares for an additional
$50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are
3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of
Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the
Preferred Shares issuance earn income based on long-term interest rates.
In this case, the dividends paid to holders of Preferred Shares (“Preferred
Shareholders”) are significantly lower than the income earned on the
Fund’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-
term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays dividends to
Preferred Shareholders on the higher short-term interest rates whereas the
Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAV positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of TOBs, as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with
Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also cre-
ates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced.
Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restric-
tions imposed by ratings agencies that rate the Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, the Funds are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Fund anticipates that the total economic leverage from Preferred Shares and/or
TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of July 31, 2011, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of
Leverage
MUC	43%
MUJ	37%
MFT	39%
MIY	38%
MJI	35%
MPA	37%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts as specified in Note 2 of the Notes to Financial
Statements, which may constitute forms of economic leverage. Such deriva-
tive financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instru-
ment and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’
ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accu-
rately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a
Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The
Funds’ investments in these instruments are discussed in detail in the
Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	11

 BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
Schedule of Investments July 31, 2011
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
California — 113.3%
Corporate — 0.5%
City of Chula Vista California, Refunding RB, San Diego
Gas & Electric, Series A, 5.88%, 2/15/34	$ 2,435	$ 2,623,932
County/City/Special District/School District — 40.6%
Alameda County Joint Powers Authority, Refunding RB,
Lease (AGM), 5.00%, 12/01/34	13,180	13,271,601
Bonita Unified School District California, GO, Election
of 2004, Series B (NPFGC), 5.00%, 8/01/29	8,350	8,576,619
Centinela Valley Union High School District, GO, Election
of 2010, Series A, 5.75%, 8/01/41	9,000	9,446,760
Central Unified School District, GO, Election of 2008,
Series A (AGC), 5.63%, 8/01/33	2,600	2,734,134
City of Garden Grove California, COP, Series A, Financing
Project (AMBAC), 5.50%, 3/01/26	4,040	4,153,847
City of Lodi California, COP, Refunding, Series A (AGM),
5.00%, 10/01/32	2,080	2,107,394
City of Redding California, COP, Refunding, Series A
(AGM), 5.00%, 6/01/30	5,735	5,851,076
Colton Joint Unified School District, GO, Series A
(NPFGC), 5.38%, 8/01/26	2,500	2,572,875
Corona Department of Water & Power, COP (NPFGC),
5.00%, 9/01/29	5,910	5,895,816
County of Kern California, COP, Capital Improvements
Projects, Series A (AGC), 6.00%, 8/01/35	3,500	3,787,280
Covina-Valley Unified School District California, GO,
Refunding, Series A (AGM), 5.50%, 8/01/26	2,395	2,494,081
Culver City Redevelopment Finance Authority California,
Tax Allocation Bonds, Refunding, Series A (AGM),
5.60%, 11/01/25	3,750	3,781,613
Fullerton Joint Union High School District California, GO,
Election of 2002, Series B (NPFGC), 5.00%, 8/01/29	6,685	6,872,848
Grossmont Healthcare District, GO, Election of 2006,
Series B, 6.13%, 7/15/40	2,000	2,173,980
Los Angeles Community Redevelopment Agency
California, RB, Bunker Hill Project, Series A (AGM),
5.00%, 12/01/27	10,000	10,268,200
Los Angeles County Metropolitan Transportation Authority,
Refunding RB, Proposition A, First Tier, Senior, Series A
(AMBAC), 5.00%, 7/01/35	9,000	9,153,360
Orange County Sanitation District, COP, Series A,
5.00%, 2/01/35	2,500	2,569,250
Oxnard Union High School District, GO, Refunding,
Election of 2004, Series A (AGM), 5.00%, 8/01/35	10,000	10,050,400
Port of Oakland, Refunding RB, Series M (FGIC),
5.38%, 11/01/27	21,965	22,003,878
Redlands Unified School District California, GO, Election
of 2008 (AGM), 5.25%, 7/01/33	5,000	5,136,900
Redwoods Community College District, GO, Election
of 2004 (NPFGC), 5.00%, 8/01/31	4,630	4,647,918

	Par
Municipal Bonds	(000)	Value
California (continued)
County/City/Special District/School District (concluded)
Riverside Unified School District California, GO, Election
of 2001, Series B (NPFGC), 5.00%, 8/01/30	$ 5,000	$ 5,059,550
Saddleback Valley Unified School District California, GO
(AGM), 5.00%, 8/01/29	2,000	2,030,940
San Bernardino Community College District, GO, Election
of 2002, Series A, 6.25%, 8/01/33	310	346,034
San Diego Community College District California, GO,
Election of 2002 (AGM), 5.00%, 5/01/30	7,000	7,177,590
San Diego Regional Building Authority, RB, County
Operations Center & Annex, Series A, 5.50%, 2/01/29	900	955,611
San Francisco Community College District California, GO,
Election of 2001, Series C (AGM), 5.00%, 6/15/31	4,195	4,304,196
San Jose Financing Authority, RB, Convention Center
Expansion & Renovation Project:
5.75%, 5/01/36	2,560	2,616,243
5.75%, 5/01/42	4,500	4,662,720
San Marcos Unified School District, GO, Election
of 2010, Series A:
5.00%, 8/01/34	3,740	3,763,412
5.00%, 8/01/38	5,020	4,990,533
San Mateo County Transportation District California,
Refunding RB, Series A (NPFGC), 5.00%, 6/01/29	5,650	5,790,290
Santa Clara Redevelopment Agency California,
Tax Allocation Bonds, Bayshore North Project, Series A
(AMBAC), 5.50%, 6/01/23	10,000	10,026,900
Snowline Joint Unified School District California, COP,
Refunding, Refining Project (AGC), 5.75%, 9/01/38	5,635	6,080,165
Tustin Unified School District, GO, Election of 2008,
Series B, 6.00%, 8/01/36	1,500	1,644,195
Vista Unified School District California, GO, Series A
(AGM), 5.25%, 8/01/25	10,000	10,275,100
Walnut Valley Unified School District, GO, Election
of 2007, Measure S, Series A (AGM):
5.00%, 8/01/30	1,000	1,023,720
5.00%, 2/01/33	2,000	2,022,360
West Contra Costa Unified School District California,
GO (AGM):
Election of 2002, Series B, 5.00%, 8/01/32	6,690	6,713,348
Election of 2005, Series A, 5.00%, 8/01/26	2,595	2,677,547
Election of 2005, Series A, 5.00%, 8/01/35	12,000	12,047,400
Westminster Redevelopment Agency California,
Tax Allocation Bonds, Subordinate, Commercial
Redevelopment Project No. 1 (AGC), 6.25%, 11/01/39	4,300	4,781,471
		236,539,155
Education — 10.9%
Anaheim City School District California, GO, Election
of 2010 (AGM), 6.25%, 8/01/40	3,750	4,171,725
California State University, Refunding RB, Systemwide,
Series C (NPFGC), 5.00%, 11/01/35	10,000	9,806,400

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the		BHAC	Berkshire Hathaway Assurance Corp.	GO	General Obligation Bonds
Schedules of Investments, the names and descriptions of		CAB	Capital Appreciation Bonds	HDA	Housing Development Authority
many of the securities have been abbreviated according		CIFG	CDC IXIS Financial Guaranty	HFA	Housing Finance Agency
to the following list:		COP	Certificates of Participation	HRB	Housing Revenue Bonds
		EDA	Economic Development Authority	IDA	Industrial Development Authority
ACA	ACA Financial Guaranty Corp.	EDC	Economic Development Corp.	ISD	Independent School District
AGC	Assured Guaranty Corp.	ERB	Education Revenue Bonds	LRB	Lease Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	FGIC	Financial Guaranty Insurance Co.	NPFGC	National Public Finance Guarantee Corp.
AMBAC	American Municipal Bond Assurance Corp.	FSA	Financial Security Assurance Inc.	Q-SBLF	Qualified School Bond Loan Fund
AMT	Alternative Minimum Tax (subject to)	GAN	Grant Anticipation Notes	RB	Revenue Bonds
		GARB	General Airport Revenue Bonds	S/F	Single-Family
See Notes to Financial Statements.

12	ANNUAL REPORT	JULY 31, 2011

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
California (continued)
Education (concluded)
Gavilan Joint Community College District, GO, Election
of 2004, Series D:
5.50%, 8/01/31	$ 2,170	$ 2,357,857
5.75%, 8/01/35	8,400	9,076,704
Riverside Community College District, GO, Election
of 2004, Series C (AGM), 5.00%, 8/01/32	8,750	8,890,525
San Diego Community College District, GO, Election
of 2006 (AGM), 5.00%, 8/01/30	9,555	9,926,212
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/37	5,950	5,915,430
Series L, 5.00%, 5/15/36	2,995	3,005,243
University of California, Refunding RB, General, Series A
(AMBAC), 5.00%, 5/15/27	10,500	10,679,445
		63,829,541
Health — 6.2%
ABAG Finance Authority for Nonprofit Corps, Sharp
Healthcare, Refunding RB:
6.25%, 8/01/39	5,000	5,217,200
Series A, 6.00%, 8/01/30	2,250	2,376,450
California Health Facilities Financing Authority, RB,
Providence Health Services, Series B, 5.50%, 10/01/39	3,970	4,064,089
California Health Facilities Financing Authority,
Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	3,700	3,892,474
Sutter Health, Series B, 6.00%, 8/15/42	9,655	10,285,278
California Statewide Communities Development Authority,
RB, Health Facility Memorial Health Services, Series A,
6.00%, 10/01/23	4,915	5,096,364
California Statewide Communities Development Authority,
Refunding RB, Kaiser Permanente, Series A (BHAC),
5.00%, 4/01/31	2,900	2,942,688
City of Newport Beach California, RB, Hoag Memorial
Hospital Presbyterian, 6.00%, 12/01/40	1,820	1,973,044
		35,847,587
State — 3.6%
California Community College Financing Authority, RB,
Grossmont-Palomar-Shasta, Series A (NPFGC),
5.63%, 4/01/26	2,180	2,192,164
California State Public Works Board, RB, Department
of Education, Riverside Campus Project, Series B,
6.50%, 4/01/34	3,670	3,918,129
California State University, Refunding RB, Systemwide,
Series C (NPFGC), 5.00%, 11/01/28	5,000	5,085,800
University of California, RB, Limited Project, Series D
(NPFGC), 5.00%, 5/15/41	10,000	9,877,100
		21,073,193
Transportation — 18.4%
City of Fresno California, RB, Series B, AMT (AGM),
5.50%, 7/01/20	4,455	4,561,875
City of San Jose California, RB:
Series A1, AMT, 6.25%, 3/01/34	1,400	1,454,096
Series D (NPFGC), 5.00%, 3/01/28	5,000	4,922,250
County of Orange California, RB, Series B,
5.75%, 7/01/34	6,345	6,766,625
County of Sacramento California, RB:
Senior Series A (AGC), 5.50%, 7/01/41	7,270	7,390,900
Senior Series B, 5.75%, 7/01/39	2,650	2,730,587
Senior Series B, AMT (AGM), 5.75%, 7/01/28	13,170	13,962,571
Senior Series B, AMT (AGM), 5.25%, 7/01/33	19,525	19,535,348

	Par
Municipal Bonds	(000)	Value
California (concluded)
Transportation (concluded)
Los Angeles Harbor Department, RB, Series B,
5.25%, 8/01/34	$ 5,530	$ 5,719,790
Port of Oakland, RB, Series K, AMT (FGIC),
5.75%, 11/01/29	22,160	22,164,432
San Francisco City & County Airports Commission, RB,
Series E, 6.00%, 5/01/39	9,650	10,378,768
San Francisco City & County Airports Commission,
Refunding RB, Second Series 34E, AMT (AGM),
5.75%, 5/01/24	5,000	5,381,350
San Joaquin County Transportation Authority, RB,
Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,400	2,628,792
		107,597,384
Utilities — 33.1%
Anaheim Public Financing Authority, RB, Electric System
Distribution Facilities, Series A, 5.38%, 10/01/36	2,200	2,289,892
City of Escondido California, COP, Refunding, Series A
(NPFGC), 5.75%, 9/01/24	465	466,702
City of Glendale California, RB (AGC), 5.00%, 2/01/31	5,030	5,176,172
City of Los Angeles California, Refunding RB, Sub, Series A:
5.00%, 6/01/28	2,000	2,117,020
5.00%, 6/01/32	3,000	3,114,870
Dublin-San Ramon Services District, Refunding RB,
6.00%, 8/01/41	4,000	4,259,200
East Bay Municipal Utility District, Refunding RB,
Sub-Series A (AMBAC), 5.00%, 6/01/33	6,545	6,775,580
Eastern Municipal Water District, COP, Series H,
5.00%, 7/01/33	2,500	2,527,600
Imperial Irrigation District, RB, Refunding Systems,
Series B, 5.00%, 11/01/31	5,545	5,701,813
Imperial Irrigation District, Refunding RB, System,
5.13%, 11/01/38	9,500	9,582,270
Los Angeles County Sanitation Districts Financing
Authority, Refunding RB, Capital Project 14 (BHAC),
5.00%, 10/01/34	7,915	8,033,408
Metropolitan Water District of Southern California, RB,
Series B-1 (FGIC), 5.00%, 10/01/33	9,000	9,119,430
Oxnard Financing Authority, RB (NPFGC):
Project, 5.00%, 6/01/31	10,000	10,076,200
Redwood Trunk Sewer & Headworks, Series A,
5.25%, 6/01/34	13,000	13,189,930
Sacramento City Financing Authority California,
Refunding RB (NPFGC), 5.00%, 12/01/29	8,775	8,811,767
Sacramento Municipal Utility District, RB (NPFGC):
Cosumnes Project, 5.13%, 7/01/29	36,760	37,308,827
Series R, 5.00%, 8/15/33	22,150	22,179,238
San Diego Public Facilities Financing Authority,
Refunding RB, Senior, Series A, 5.25%, 5/15/34	1,000	1,042,770
San Francisco City & County Public Utilities
Commission, RB:
Local Water Main Sub, Series C,
5.00%, 11/01/41 (a)	5,000	5,083,950
Series A (NPFGC), 5.00%, 11/01/32	15,000	15,096,750
Series B, 5.00%, 11/01/30	14,000	14,674,100
Turlock Public Financing Authority California, RB, Series A
(FGIC), 5.00%, 9/15/33	6,655	6,705,312
		193,332,801
Total Municipal Bonds — 113.3%		660,843,593

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	13

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (b)	(000)	Value
California — 58.9%
Corporate — 7.1%
San Francisco Bay Area Rapid Transit District,
Refunding RB, Series A (NPFGC), 5.00%, 7/01/30	$ 23,100	$ 23,930,214
University of California, RB, Limited Project, Series B
(AGM), 5.00%, 5/15/33	17,397	17,462,666
		41,392,880
County/City/Special District/School District — 23.8%
Contra Costa Community College District California, GO,
Election of 2002 (NPFGC), 5.00%, 8/01/28	7,800	7,954,596
Desert Community College District California, GO,
Series C (AGM), 5.00%, 8/01/37	16,530	16,580,912
Foothill-De Anza Community College District, GO,
Series C, 5.00%, 8/01/40	10,000	10,245,300
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	6,647	6,806,594
Election of 2003, Series E (AGM), 5.00%, 8/01/31	11,216	11,490,308
Election of 2008, Series A, 6.00%, 8/01/33	9,596	10,690,670
Ohlone Community College District, GO, Ohlone, Series B
(AGM), 5.00%, 8/01/30	16,518	16,769,502
Poway Unified School District, GO, Election of 2002,
Improvement District 02, Series 1-B (AGM),
5.00%, 8/01/30	10,000	10,177,000
San Bernardino Community College District California,
GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	17,770	17,981,641
San Diego Community College District California, GO,
Election of 2002 (AGM), 5.00%, 5/01/30	12,549	12,867,081
San Francisco Bay Area Transit Financing Authority,
Refunding RB, Series A (NPFGC), 5.00%, 7/01/34	2,499	2,541,909
San Jose Financing Authority, Refunding RB, Civic Center
Project, Series B (AMBAC), 5.00%, 6/01/32	14,800	14,807,400
		138,912,913
Education — 8.6%
Chaffey Community College District, GO, Election
of 2002, Series B (NPFGC), 5.00%, 6/01/30	9,905	10,063,441
Los Rios Community College District, GO, Election
of 2008, Series A, 5.00%, 8/01/35	11,000	11,071,280
Riverside Community College District, GO, Election
of 2004, Series C (NPFGC), 5.00%, 8/01/32	8,910	9,025,206
University of California, RB:
Limited Project, Series D (AGM), 5.00%, 5/15/41	8,000	7,901,680
Series O, 5.75%, 5/15/34	11,190	12,100,195
		50,161,802
Transportation — 1.7%
San Mateo County Transportation Authority,
Refunding RB, Series A (NPFGC), 5.00%, 6/01/32	10,000	10,156,300
Utilities — 17.7%
City of Napa California, RB (AMBAC), 5.00%, 5/01/35	9,100	9,226,490
East Bay Municipal Utility District, RB, Sub-Series A
(NPFGC), 5.00%, 6/01/35	12,070	12,306,210
East Bay Municipal Utility District, Refunding RB,
Sub-Series A (AMBAC), 5.00%, 6/01/37	14,510	14,840,683
Los Angeles Department of Water & Power, RB (AGM):
Power System, Sub-Series A-1, 5.00%, 7/01/31	4,993	5,088,406
System, Sub-Series A-2, 5.00%, 7/01/35	7,500	7,594,275
Metropolitan Water District of Southern California, RB,
Series A (AGM), 5.00%, 7/01/35	12,870	13,098,571
Rancho Water District Financing Authority, Refunding RB,
Series A (AGM), 5.00%, 8/01/34	5,008	5,091,062
Sacramento Regional County Sanitation District, RB,
Sacramento Regional County Sanitation (NPFGC),
5.00%, 12/01/36	4,500	4,567,275

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (b)	(000)	Value
California (concluded)
Utilities (concluded)
San Diego County Water Authority, COP, Refunding:
Series 2002-A (NPFGC), 5.00%, 5/01/32	$ 10,000	$ 10,074,400
Series 2008-A (AGM), 5.00%, 5/01/33	16,740	17,094,553
San Diego County Water Authority, COP, Series A (AGM),
5.00%, 5/01/31	4,000	4,070,880
		103,052,805
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 58.9%		343,676,700
Total Long-Term Investments
(Cost — $994,611,514) — 172.2%		1,004,520,293
Short-Term Securities	Shares
BIF California Municipal Money Fund,
0.00% (c)(d)	7,347,551	7,347,551
Total Short-Term Securities
(Cost — $7,347,551) — 1.2%		7,347,551
Total Investments (Cost — $1,001,959,065*) — 173.4%		1,011,867,844
Other Assets Less Liabilities — 0.9%		5,103,624
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (30.8)%		(179,567,102)
AMPS, at Redemption Value — (43.5)%		(254,004,237)
Net Assets Applicable to Common Shares — 100.0%		$ 583,400,129

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$821,963,442
Gross unrealized appreciation	$ 15,344,737
Gross unrealized depreciation	(4,883,491)
Net unrealized appreciation	$ 10,461,246

(a) When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
Counterparty	Value	Appreciation
Citigroup Global Markets	$5,083,950	$ 150

(b) Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(c) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held		Shares Held
	at July 31,	Net	at July 31,
Affiliate	2010	Activity	2011	Income
BIF California
Municipal
Money Fund	71,270,966	(63,923,415)	7,347,551	$ 5,739

(d) Represents the current yield as of report date.
• For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

14	ANNUAL REPORT	JULY 31, 2011

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
Schedule of Investments (concluded)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments)
The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of July 31, 2011 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$1,004,520,293	—	$1,004,520,293
Short-Term
Securities	$ 7,347,551	—	—	7,347,551
Total	$ 7,347,551	$1,004,520,293	—	$1,011,867,844

1 See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	15

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
Schedule of Investments July 31, 2011
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey — 135.3%
Corporate — 1.7%
New Jersey EDA, RB, Disposal, Waste Management of
New Jersey, Series A, Mandatory Put Bonds, AMT,
5.30%, 6/01/15 (a)	$ 2,500	$ 2,697,725
New Jersey EDA, Refunding RB, New Jersey
American Water Co., Inc. Project, Series A, AMT,
5.70%, 10/01/39	2,500	2,526,125
		5,223,850
County/City/Special District/School District — 19.3%
Borough of Hopatcong New Jersey, GO, Refunding,
Sewer (AMBAC), 4.50%, 8/01/33	2,690	2,717,626
City of Perth Amboy New Jersey, GO, CAB (AGM) (b):
5.09%, 7/01/32	4,605	4,470,258
5.10%, 7/01/33	1,395	1,347,040
5.14%, 7/01/37	1,470	1,396,118
County of Middlesex New Jersey, COP (NPFGC):
5.25%, 6/15/23	1,550	1,554,387
Refunding, 5.50%, 8/01/16	1,375	1,380,569
County of Union New Jersey, GO:
4.00%, 3/01/29	2,590	2,544,934
4.00%, 3/01/30	2,590	2,533,357
4.00%, 3/01/31	2,925	2,824,555
East Orange Board of Education, COP (AGM),
5.50%, 8/01/12	2,800	2,860,956
Edgewater Borough Board of Education, GO (AGM):
4.25%, 3/01/34	1,235	1,264,442
4.25%, 3/01/35	1,300	1,324,336
4.30%, 3/01/36	1,370	1,390,810
Essex County Improvement Authority, LRB, County
Correctional Facility Project, Series A (FGIC),
5.00%, 10/01/13 (c)	4,400	4,830,232
Essex County Improvement Authority, Refunding RB:
Consolidated (AMBAC), 5.25%, 12/15/18	1,000	1,161,240
Project Consolidation (NPFGC), 5.50%, 10/01/27	250	284,688
Project Consolidation (NPFGC), 5.50%, 10/01/28	4,840	5,482,897
Hudson County Improvement Authority, RB:
County Secured, County Services Building Project
(AGM), 5.00%, 4/01/27	750	781,500
Harrison Parking Facility Project, Series C (AGC),
5.25%, 1/01/39	2,000	2,075,800
Harrison Parking Facility Project, Series C (AGC),
5.38%, 1/01/44	3,600	3,757,500
Middlesex County Improvement Authority, RB,
Senior Citizens Housing Project, AMT (AMBAC),
5.50%, 9/01/30	500	500,080
Monmouth County Improvement Authority, Refunding RB,
Governmental Loan (AMBAC):
5.35%, 12/01/17	5	5,015
5.38%, 12/01/18	5	5,016
Morristown Parking Authority, RB (NPFGC):
5.00%, 8/01/30	1,830	1,913,906
5.00%, 8/01/33	3,000	3,092,490
New Jersey State Transit Corp., COP, Subordinate,
Federal Transit Administration Grants, Series A (AGM),
5.00%, 9/15/21	2,000	2,068,540
Newark Housing Authority, Refunding RB, Newark
Redevelopment Project (NPFGC), 4.38%, 1/01/37	620	571,770
Salem County Improvement Authority, RB, Finlaw Street
Office Building (AGM), 5.38%, 8/15/28	400	411,300
South Jersey Port Corp., Refunding RB:
4.50%, 1/01/15	3,750	3,883,987
4.50%, 1/01/16	1,920	1,980,384
		60,415,733

	Par
Municipal Bonds	(000)	Value
New Jersey (continued)
Education — 18.3%
New Jersey EDA, RB, International Center For Public
Health Project, University of Medicine and Dentistry
(AMBAC), 6.00%, 6/01/32	$ 5,000	$ 5,001,550
New Jersey EDA, RB, School Facilities Construction,
School Facilities Construction, Series Y,
5.00%, 9/01/33	3,000	3,021,210
New Jersey Educational Facilities Authority, RB:
Montclair State University, Series A (AMBAC),
5.00%, 7/01/21	1,200	1,275,960
Montclair State University, Series A (AMBAC),
5.00%, 7/01/22	2,880	3,035,059
Richard Stockton College, Series F (NPFGC),
5.00%, 7/01/31	2,625	2,643,086
Rowan University, Series C (NPFGC),
5.00%, 7/01/14 (c)	3,260	3,673,857
Rowan University, Series C (NPFGC),
5.13%, 7/01/14 (c)	3,615	4,087,011
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM),
5.00%, 7/01/35	9,740	9,864,672
Montclair State University, Series J (NPFGC),
4.25%, 7/01/30	3,775	3,568,017
New Jersey Institute of Technology, Series H,
5.00%, 7/01/31	3,000	3,056,100
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	1,250	1,163,925
Ramapo College, Series I (AMBAC), 4.25%, 7/01/36	900	787,095
Rowan University, Series B, 5.00%, 7/01/15	335	374,135
Stevens Institute of Technology, Series A,
5.00%, 7/01/27	2,800	2,775,640
Stevens Institute of Technology, Series A,
5.00%, 7/01/34	900	830,718
William Paterson University, Series C (AGC),
5.00%, 7/01/28	250	261,745
William Paterson University, Series C (AGC),
4.75%, 7/01/34	4,000	4,056,400
Rutgers-State University of New Jersey, Refunding RB,
Series F, 5.00%, 5/01/39	1,000	1,030,380
University of Medicine & Dentistry of New Jersey, COP
(NPFGC), 5.00%, 6/15/29	2,000	2,000,940
University of Medicine & Dentistry of New Jersey, RB,
Series A (AMBAC), 5.50%, 12/01/27	4,740	4,770,478
		57,277,978
Health — 16.3%
New Jersey Health Care Facilities Financing Authority, RB:
AHS Hospital Corp., 6.00%, 7/01/41	3,080	3,237,265
Greystone Park Psychiatric Hospital (AMBAC),
5.00%, 9/15/23	10,775	11,139,303
Meridian Health, Series I (AGC), 5.00%, 7/01/38	765	761,603
Meridian Health, Series II (AGC), 5.00%, 7/01/38	6,360	6,331,761
Meridian Health, Series V (AGC), 5.00%, 7/01/38	3,950	3,932,462
South Jersey Hospital, 6.00%, 7/01/12 (c)	5,440	5,725,872
Virtua Health (AGC), 5.50%, 7/01/38	3,035	3,127,143
New Jersey Health Care Facilities Financing Authority,
Refunding RB:
AHS Hospital Corp., Series A (AMBAC),
6.00%, 7/01/13 (d)	4,000	4,413,800
Atlantic City Medical Center, 5.75%, 7/01/12 (c)	1,525	1,602,363
Atlantic City Medical Center, 6.25%, 7/01/17 (c)	925	955,118
Atlantic City Medical Center, 5.75%, 7/01/25	1,975	1,998,305
Hackensack University Medical (AGM),
4.63%, 1/01/30	5,480	5,330,725

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2011

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey (continued)
Health (concluded)
New Jersey Health Care Facilities Financing Authority,
Refunding RB (concluded):
Hackensack University Medical Center (AGC),
5.13%, 1/01/27	$ 1,500	$ 1,557,660
Meridian Health System Obligation Group (AGM),
5.38%, 7/01/24	1,000	1,000,930
		51,114,310
Housing — 6.0%
New Jersey State Housing & Mortgage Finance
Agency, RB:
Capital Fund Program, Series A (AGM),
4.70%, 11/01/25	10,320	10,466,854
Series A, AMT (NPFGC), 4.85%, 11/01/39	935	827,559
Series AA, 6.50%, 10/01/38	2,350	2,544,627
Series B (AGM), 1.10%, 5/01/12	2,850	2,854,360
New Jersey State Housing & Mortgage Finance
Agency, Refunding RB, S/F Housing, Series T, AMT,
4.70%, 10/01/37	745	696,039
Newark Housing Authority, RB, South Ward Police
Facility (AGC):
5.75%, 12/01/30	850	908,505
6.75%, 12/01/38	500	565,945
		18,863,889
State — 42.0%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 5.12%, 11/01/23 (e)	9,000	5,229,090
CAB, Series B, 5.20%, 11/01/25 (e)	10,000	5,137,500
Election of 2005, Series A, 5.80%, 11/01/21	1,960	2,281,126
Election of 2005, Series A, 5.80%, 11/01/23	2,730	3,135,214
Garden State Preservation Trust, Refunding RB,
Series C (AGM):
5.25%, 11/01/20	5,000	5,988,450
5.25%, 11/01/21	7,705	9,251,702
New Jersey EDA, RB:
Cigarette Tax, 5.63%, 6/15/19	1,000	1,000,320
Cigarette Tax (Radian), 5.75%, 6/15/29	2,000	1,982,220
Cigarette Tax (Radian), 5.50%, 6/15/31	585	550,614
Cigarette Tax (Radian), 5.75%, 6/15/34	1,180	1,126,534
Liberty State Park Project, Series C (AGM),
5.00%, 3/01/22	2,670	2,853,322
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/24	1,785	1,916,858
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/25	4,000	4,256,480
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/26	7,500	7,996,725
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/33	11,105	11,290,787
Motor Vehicle Surcharge, Series A (NPFGC),
5.00%, 7/01/34	2,000	2,005,300
School Facilities Construction, Series L (AGM),
5.00%, 3/01/30	9,000	9,105,570
School Facilities Construction, Series O,
5.25%, 3/01/23	1,420	1,485,235
School Facilities Construction, Series Z (AGC),
6.00%, 12/15/34	2,800	3,015,516
School Facilities, Series U (AMBAC),
5.00%, 9/01/37	2,000	2,000,940
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project,
Series B, AMT, 5.60%, 11/01/34	2,150	2,182,486
School Facilities Construction, Series N-1 (NPFGC),
5.50%, 9/01/27	1,000	1,096,690

	Par
Municipal Bonds	(000)	Value
New Jersey (continued)
State (concluded)
New Jersey Educational Facilities Authority, RB, Higher
Education Capital Improvement, Series A (AMBAC),
5.13%, 9/01/12 (c)	$ 5,500	$ 5,792,160
New Jersey Sports & Exposition Authority, RB, Series A
(NPFGC), 6.00%, 3/01/13	2,400	2,410,632
New Jersey Sports & Exposition Authority,
Refunding RB (NPFGC):
5.50%, 3/01/21	5,890	6,539,137
5.50%, 3/01/22	3,150	3,467,835
New Jersey Transportation Trust Fund Authority, RB,
Transportation System:
CAB, Series C (AGM), 4.73%, 12/15/32 (e)	4,050	1,090,220
CAB, Series C (AMBAC), 5.05%, 12/15/35 (e)	1,400	296,338
CAB, Series C (AMBAC), 5.05%, 12/15/36 (e)	5,500	1,085,370
Series A (AGC), 5.63%, 12/15/28	2,000	2,123,060
New Jersey Transportation Trust Fund Authority,
Refunding RB, Transportation System:
Series A (AGM), 5.25%, 12/15/20	10,750	12,219,417
Series B (NPFGC), 5.50%, 12/15/21	9,165	10,460,931
State of New Jersey, COP, Equipment Lease Purchase,
Series A, 5.25%, 6/15/27	1,080	1,115,802
		131,489,581
Tobacco — 1.7%
Tobacco Settlement Financing Corp. New Jersey, RB,
7.00%, 6/01/13	4,755	5,330,307
Transportation — 25.8%
Delaware River Port Authority, RB (AGM):
Port District Project, Series B, 5.63%, 1/01/26	2,425	2,427,740
Series D, 5.00%, 1/01/40	3,700	3,714,985
Delaware River Port Authority Pennsylvania & New Jersey,
RB (AGM):
5.50%, 1/01/12	5,000	5,020,500
5.63%, 1/01/13	6,000	6,024,420
New Jersey State Turnpike Authority, RB, Growth
& Income Securities, Series B (AMBAC), 1/01/15 (e)	7,615	6,240,188
New Jersey State Turnpike Authority, Refunding RB:
Series A (AGM), 5.25%, 1/01/26	4,900	5,589,332
Series A (AGM), 5.25%, 1/01/29	2,000	2,270,880
Series A (AGM), 5.25%, 1/01/30	4,000	4,496,360
Series A (BHAC), 5.25%, 1/01/29	500	573,100
Series C (NPFGC), 6.50%, 1/01/16	910	1,083,746
Series C (NPFGC), 6.50%, 1/01/16 (d)	4,355	4,865,101
Series C-2005 (NPFGC), 6.50%, 1/01/16 (d)	255	313,778
New Jersey Transportation Trust Fund Authority,
RB, Transportation System, Series A (NPFGC),
5.75%, 6/15/24	1,205	1,374,158
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series A:
6.00%, 6/15/35	4,365	4,841,833
(AGM), 5.50%, 12/15/22	150	170,751
(AMBAC), 5.00%, 12/15/32	1,425	1,445,890
Port Authority of New York & New Jersey, RB:
Consolidated 163rd Series, 5.00%, 7/15/39	4,000	4,119,320
JFK International Air Terminal, 6.00%, 12/01/42	2,500	2,529,150
Special Project, JFK International Air Terminal,
Series 6, AMT (NPFGC), 6.25%, 12/01/11	13,500	13,651,335
Special Project, JFK International Air Terminal,
Series 6, AMT (NPFGC), 6.25%, 12/01/15	1,500	1,593,090
Special Project, JFK International Air Terminal,
Series 6, AMT (NPFGC), 5.75%, 12/01/25	3,000	2,917,050
Port Authority of New York & New Jersey, Refunding RB,
Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	5,175	5,557,536
		80,820,243

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	17

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey (concluded)
Utilities — 4.2%
Essex County Utilities Authority, Refunding RB (AGC):
4.00%, 4/01/12	$ 1,000	$ 1,023,920
4.13%, 4/01/22	2,000	2,075,200
New Jersey EDA, RB, New Jersey American Water Co., Inc.
Project, Series A, AMT (AMBAC), 5.25%, 11/01/32	3,000	3,001,650
North Hudson Sewerage Authority, Refunding RB,
Series A (NPFGC), 5.13%, 8/01/20	4,335	4,687,132
Rahway Valley Sewerage Authority, RB, CAB, Series A
(NPFGC), 4.79%, 9/01/28 (e)	6,600	2,445,894
		13,233,796
Total Municipal Bonds in New Jersey		423,769,687
Guam — 0.6%
Utilities — 0.6%
Guam Power Authority, Refunding RB, Series A (AGM),
5.00%, 10/01/37	1,860	1,835,802
Puerto Rico — 11.3%
County/City/Special District/School District — 2.8%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.00%, 8/01/42	2,500	2,612,950
Puerto Rico Sales Tax Financing Corp., Refunding RB,
First Sub-Series C (AGM), 5.13%, 8/01/42	6,120	6,135,300
		8,748,250
Health — 1.1%
Puerto Rico Industrial Tourist Educational Medical
& Environmental Control Facilities Financing Authority,
RB, Series A:
Hospital Auxilio Mutuo Obligation Group (NPFGC),
6.25%, 7/01/24	1,780	1,782,688
Hospital De La Concepcion, 6.50%, 11/15/20	1,750	1,771,280
		3,553,968
Housing — 1.5%
Puerto Rico Housing Finance Authority, Refunding RB,
Subordinate, Capital Fund Modernization,
5.13%, 12/01/27	4,500	4,583,700
State — 1.6%
Commonwealth of Puerto Rico, GO, Refunding, Public
Improvement, Series C, 6.00%, 7/01/39	2,080	2,123,201
Puerto Rico Commonwealth Infrastructure
Financing Authority, RB, CAB, Series A (AMBAC),
4.37%, 7/01/37 (e)	4,000	628,880
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series M-3 (NPFGC),
6.00%, 7/01/27	2,125	2,241,599
		4,993,680
Transportation — 1.3%
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC (AGC), 5.50%, 7/01/31	3,750	3,974,850

	Par
Municipal Bonds	(000)	Value
Puerto Rico (concluded)
Utilities — 3.0%
Puerto Rico Aqueduct & Sewer Authority, RB,
Senior Lien, Series A (AGC), 5.13%, 7/01/47	$ 4,120	$ 4,060,548
Puerto Rico Electric Power Authority, RB, Series RR
(CIFG), 5.00%, 7/01/28	4,100	4,030,915
Puerto Rico Electric Power Authority, Refunding RB,
Series VV (NPFGC), 5.25%, 7/01/26	1,325	1,359,490
		9,450,953
Total Municipal Bonds in Puerto Rico		35,305,401
Total Municipal Bonds — 147.2%		460,910,890
Municipal Bonds Transferred to
Tender Option Bond Trusts (f)
New Jersey — 7.1%
Housing — 1.6%
New Jersey State Housing & Mortgage Finance
Agency, RB, Capital Fund Program, Series A (AGM),
5.00%, 5/01/27	4,790	5,109,829
State — 3.5%
Garden State Preservation Trust, RB, Election of 2005,
Series A (AGM), 5.75%, 11/01/28	9,160	10,986,687
Transportation — 2.0%
Port Authority of New York & New Jersey, Refunding RB,
Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	5,998	6,123,930
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 7.1%		22,220,446
Total Long-Term Investments
(Cost — $472,908,437) — 154.3%		483,131,336
Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund,
0.04% (g)(h)	9,941,803	9,941,803
Total Short-Term Securities
(Cost — $9,941,803) — 3.2%		9,941,803
Total Investments (Cost — $482,850,240*) — 157.5%		493,073,139
Other Assets Less Liabilities — 1.9%		5,982,531
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (4.2)%		(13,271,754)
VRDP Shares, at Liquidation Value — (55.2)%		(172,700,000)
Net Assets Applicable to Common Shares — 100.0%		$313,083,916

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$469,810,516
Gross unrealized appreciation	$ 14,473,808
Gross unrealized depreciation	(4,474,115)
Net unrealized appreciation	$ 9,999,693

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2011

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
Schedule of Investments (concluded)

(a) Variable rate security. Rate shown is as of report date.
(b) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(c) US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d) Security is collateralized by Municipal or US Treasury obligations.
(e) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(f) Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(g) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held		Shares Held
	at July 31,	Net	at July 31,
Affiliate	2010	Activity	2011	Income
BIF New Jersey
Municipal
Money Fund	1,117,529	8,824,274	9,941,803	$ 2,629

(h) Represents the current yield as of report date.
• For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

• Financial futures contracts sold as of July 31, 2011 were as follows:

				Notional	Unrealized
Contracts	Issue	Exchange	Expiration	Value	Depreciation
	10-Year US	Chicago Board	September
112	Treasury Note	of Trade	2011	$13,732,037	$ (344,963)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)
The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to
Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of July 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$ 483,131,336	—	$ 483,131,336
Short-Term
Securities	$ 9,941,803	—	—	9,941,803
Total	$ 9,941,803	$ 483,131,336	—	$ 493,073,139

1 See above Schedule of Investments for values in each sector.

Valuation Inputs Level 1		Level 2	Level 3	Total
Derivate Financial Instruments[2]
Liabilities:
Interest rate
contracts	$ (344,963)	—	—	$ (344,963)

2 Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	19

BlackRock MuniYield Investment Quality Fund (MFT)
Schedule of Investments July 31, 2011
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Alabama — 4.3%
Birmingham Special Care Facilities Financing Authority,
RB, Children’s Hospital (AGC):
6.13%, 6/01/34	$ 1,500	$ 1,630,500
6.00%, 6/01/39	2,985	3,193,562
		4,824,062
Arizona — 0.4%
State of Arizona, COP, Dept Administration, Series A
(AGM), 5.25%, 10/01/28	480	502,354
California — 18.3%
California Educational Facilities Authority, RB, University
of Southern California, Series A, 5.25%, 10/01/38	1,960	2,058,941
California Health Facilities Financing Authority,
Refunding RB, Sutter Health, Series B, 6.00%, 8/15/42	1,150	1,225,072
California State Public Works Board, RB, Various Capital
Projects, Series G-1 (AGC), 5.25%, 10/01/24	2,000	2,148,880
California State University, RB, Systemwide, Series A
(AGM), 5.00%, 11/01/39	1,000	993,930
County of Sacramento California, RB, Senior, Series A
(AGC), 5.50%, 7/01/41	1,400	1,423,282
Los Angeles Community College District California, GO:
Election of 2001, Series A (FGIC), 5.00%, 8/01/32	2,780	2,846,553
Election of 2008, Series C, 5.25%, 8/01/39	1,000	1,051,250
Redondo Beach Unified School District, GO, Election
of 2008, Series E, 5.50%, 8/01/34	1,000	1,057,540
San Bernardino Community College District, GO,
Election of 2002, Series A, 6.25%, 8/01/33	840	937,642
San Diego Public Facilities Financing Authority,
Refunding RB, Series B (AGC), 5.38%, 8/01/34	1,020	1,073,836
San Jacinto Unified School District, GO, Election
of 2006 (AGM), 5.25%, 8/01/32	1,000	1,022,710
San Jose California Apartment Revenue,
6.25%, 3/01/34	1,250	1,298,300
State of California, GO, Various Purpose (AGC),
5.50%, 11/01/39	3,450	3,574,648
		20,712,584
Colorado — 1.5%
Colorado Health Facilities Authority, RB, Hospital
NCMC Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,300	1,441,869
Regional Transportation District, COP, Series A,
5.00%, 6/01/25	305	316,453
		1,758,322
Florida — 11.8%
City of Gainesville Florida, Refunding RB, Series C,
5.25%, 10/01/34	2,000	2,093,200
County of Lee Florida, RB, Series A, AMT (AGM),
6.00%, 10/01/29	1,000	1,002,260
County of Osceola Florida, RB, Series A (FGIC),
5.50%, 10/01/27	1,100	1,113,475
Florida Housing Finance Corp., HRB, Brittany
Rosemont Apartments, Series C-1, AMT (AMBAC),
6.75%, 8/01/14	500	501,120
Jacksonville Economic Development Commission, RB,
Mayo Clinic, Series B (NPFGC), 5.50%, 11/15/36	750	755,423
Manatee County Housing Finance Authority, RB,
Series A, AMT (Fannie Mae), 5.90%, 9/01/40	550	597,196
Santa Rosa County School Board, COP, Refunding,
Series 2 (NPFGC), 5.25%, 2/01/26	780	798,509
South Broward Hospital District, RB, Hospital (NPFGC),
5.63%, 5/01/12 (a)	3,000	3,149,760
St. Lucie West Services District, RB (NPFGC),
5.25%, 10/01/34	1,000	961,070
Village Center Community Development District, RB,
Series A (NPFGC):
5.38%, 11/01/34	1,640	1,427,177
5.13%, 11/01/36	1,000	830,410

	Par
Municipal Bonds	(000)	Value
Florida (concluded)
Volusia County IDA, RB, Student Housing-Stetson
University Project, Series A (CIFG), 5.00%, 6/01/35 $	200	$ 166,616
		13,396,216
Georgia — 2.7%
Augusta-Richmond County Georgia, RB (AGM),
5.25%, 10/01/39	1,000	1,025,440
County of Fulton Georgia, RB (FGIC), 5.25%, 1/01/35	1,000	1,028,640
Gwinnett County Hospital Authority, Refunding RB,
Gwinnett Hospital System, Series D (AGM),
5.50%, 7/01/41	1,000	1,010,820
		3,064,900
Illinois — 15.2%
Chicago Board of Education Illinois, GO, Refunding,
Chicago School Reform Board, Series A (FGIC),
5.50%, 12/01/26	680	707,574
Chicago Transit Authority, RB, Federal Transit
Administration Section 5309, Series A (AGC),
6.00%, 6/01/26	1,400	1,561,392
City of Chicago Illinois, RB:
General, Third Lien, Series A, 5.75%, 1/01/39	770	803,526
General, Third Lien, Series C (AGC), 5.25%, 1/01/35	785	798,321
City of Chicago Illinois, Refunding RB:
General, Third Lien, Series C, 6.50%, 1/01/41	3,680	4,049,877
Second Lien (NPFGC), 5.50%, 1/01/30	895	949,711
Illinois Finance Authority, Refunding RB, Carle
Foundation, Series A, 6.00%, 8/15/41	1,555	1,568,948
Illinois Municipal Electric Agency, RB, Series A (FGIC):
5.25%, 2/01/28	1,565	1,624,767
5.25%, 2/01/35	1,000	1,011,900
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	940	973,887
6.00%, 6/01/28	270	278,060
State of Illinois, RB:
(AGM), 5.00%, 6/15/27	1,000	1,024,350
Build Illinois, Series B, 5.25%, 6/15/28	1,750	1,849,225
		17,201,538
Indiana — 4.3%
Indiana Municipal Power Agency, RB, Series A (NPFGC),
5.00%, 1/01/42	1,485	1,471,174
Indianapolis Local Public Improvement Bond Bank,
Refunding RB, Waterworks Project, Series A (AGC),
5.50%, 1/01/38	3,310	3,461,532
		4,932,706
Iowa — 0.7%
Iowa Finance Authority, Refunding RB, Iowa Health
System (AGC), 5.25%, 2/15/29	725	752,398
Louisiana — 1.9%
Louisiana State Citizens Property Insurance Corp., RB,
Series C-3 (AGC), 6.13%, 6/01/25	1,405	1,536,115
New Orleans Aviation Board Louisiana, Refunding RB,
Restructuring GARB (AGC):
Series A-1, 6.00%, 1/01/23	375	424,800
Series A-2, 6.00%, 1/01/23	160	181,248
		2,142,163
Michigan — 18.0%
City of Detroit Michigan, RB:
Second Lien, Series B (AGM), 6.25%, 7/01/36	1,800	1,960,344
Second Lien, Series B (AGM), 7.00%, 7/01/36	200	229,554
Second Lien, Series B (FGIC), 5.50%, 7/01/29	1,640	1,662,173
Senior Lien, Series B (AGM), 7.50%, 7/01/33	1,500	1,768,545
Senior Lien, Series B (BHAC), 5.50%, 7/01/35	3,750	3,821,062
System, Second Lien, Series A (BHAC),
5.50%, 7/01/36	2,265	2,315,849

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2011

BlackRock MuniYield Investment Quality Fund (MFT)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Michigan (concluded)
City of Detroit Michigan, Refunding RB:
Second Lien, Series E (BHAC), 5.75%, 7/01/31	$ 2,270	$ 2,386,088
Senior Lien, Series C-1 (AGM), 7.00%, 7/01/27	1,650	1,937,875
Michigan State Building Authority, RB, Facilities Program,
Series H (AGM), 5.00%, 10/15/26	375	394,830
Michigan State Building Authority, Refunding RB,
Facilities Program, Series I (AGC):
5.25%, 10/15/22	1,350	1,493,411
5.25%, 10/15/24	615	667,330
5.25%, 10/15/25	310	333,994
Royal Oak Hospital Finance Authority Michigan,
Refunding RB, William Beaumont Hospital,
8.25%, 9/01/39	1,265	1,460,430
		20,431,485
Minnesota — 2.9%
City of Minneapolis Minnesota, Refunding RB, Series B
(AGC), 6.50%, 11/15/38	3,000	3,268,140
Nevada — 6.2%
Clark County Water Reclamation District, GO, Series A,
5.25%, 7/01/34	2,000	2,085,420
County of Clark Nevada, RB:
Las Vegas-McCarran International Airport, Series A
(AGM), 5.25%, 7/01/39	2,000	2,010,720
Subordinate Lien, Series A-2 (FGIC),
5.00%, 7/01/36	3,000	2,937,090
		7,033,230
New Jersey — 1.3%
New Jersey Health Care Facilities Financing Authority,
RB, Virtua Health (AGC), 5.50%, 7/01/38	1,400	1,442,504
New York — 5.6%
New York City Municipal Water Finance Authority, RB:
Second General Resolution, Series EE,
5.38%, 6/15/43	1,455	1,543,450
Series FF-2, 5.50%, 6/15/40	1,545	1,652,779
New York City Transitional Finance Authority, RB,
Fiscal 2009:
Series S-3, 5.25%, 1/15/39	1,000	1,038,720
Series S-4 (AGC), 5.50%, 1/15/29	2,000	2,158,380
		6,393,329
Ohio — 1.4%
Ohio Higher Educational Facility Commission,
Refunding RB, Summa Health System, 2010 Project
(AGC), 5.25%, 11/15/40	1,650	1,621,042
Pennsylvania — 5.8%
City of Philadelphia Pennsylvania, RB, Series C (AGM):
5.00%, 8/01/35	1,615	1,639,564
5.00%, 8/01/40	2,880	2,904,941
Pennsylvania Turnpike Commission, RB, Sub-Series A,
6.00%, 12/01/41	2,000	2,082,100
		6,626,605
Puerto Rico — 1.3%
Puerto Rico Sales Tax Financing Corp., RB, First Sub,
Series A, 6.38%, 8/01/39	1,425	1,528,683
Texas — 24.7%
Austin Community College District, RB, Educational
Facilities Project, Round Rock Campus,
5.25%, 8/01/33	2,250	2,331,292
City of Austin Texas, Refunding RB, Series A (AGM):
5.00%, 11/15/28	720	763,330
5.00%, 11/15/29	915	962,159

	Par
Municipal Bonds	(000)	Value
Texas (concluded)
City of Houston Texas, Refunding RB, Combined,
First Lien, Series A (AGC):
6.00%, 11/15/35	$ 2,700	$ 3,004,830
6.00%, 11/15/36	2,055	2,276,961
5.38%, 11/15/38	1,000	1,052,220
Clifton Higher Education Finance Corp., Refunding RB,
Baylor University, 5.25%, 3/01/32	1,235	1,308,421
County of Bexar Texas, RB, Venue Project, Motor Vehicle
Rental (BHAC):
5.00%, 8/15/27	1,040	1,098,698
5.00%, 8/15/28	1,090	1,144,707
Dallas Area Rapid Transit, Refunding RB, Senior Lien,
5.25%, 12/01/38	2,310	2,401,014
Frisco ISD Texas, GO, School Building (AGC),
5.50%, 8/15/41	1,210	1,281,668
Harris County Health Facilities Development Corp.,
Refunding RB, Memorial Hermann Healthcare System,
Series B, 7.25%, 12/01/35	500	553,790
Lubbock Cooper ISD Texas, GO, School Building (AGC),
5.75%, 2/15/42	500	525,880
North Texas Tollway Authority, RB:
Special Projects System, Series A, 5.50%, 9/01/41	2,120	2,249,680
System, First Tier, Series K-1 (AGC), 5.75%, 1/01/38	1,400	1,453,830
North Texas Tollway Authority, Refunding RB, System,
First Tier:
(AGM), 6.00%, 1/01/43	1,000	1,064,310
Series A (AGC), 5.75%, 1/01/40	1,500	1,551,105
Series A (NPFGC), 5.13%, 1/01/28	1,780	1,817,487
Tarrant County Cultural Education Facilities Finance
Corp., Refunding RB, Christus Health, Series A (AGC),
6.50%, 7/01/37	1,100	1,168,299
		28,009,681
Utah — 0.9%
City of Riverton Utah, RB, IHC Health Services Inc.,
5.00%, 8/15/41	1,000	1,000,630
Virginia — 1.1%
Virginia Public School Authority, RB, School Financing,
6.50%, 12/01/35	1,100	1,233,936
Washington — 1.6%
City of Seattle Washington, Refunding RB, Series A,
5.25%, 2/01/36	1,000	1,057,480
State of Washington, GO, Various Purpose, Series B,
5.25%, 2/01/36	725	772,451
		1,829,931
Total Municipal Bonds — 131.9%		149,706,439
Municipal Bonds Transferred to
Tender Option Bond Trusts (b)
Alabama — 1.3%
Mobile Board of Water & Sewer Commissioners, RB
(NPFGC), 5.00%, 1/01/31	1,500	1,528,515
California — 2.3%
San Diego Community College District California, GO,
Election of 2002 (AGM), 5.00%, 5/01/30	2,500	2,563,425
District of Columbia — 0.8%
District of Columbia Water & Sewer Authority, RB,
Series A, 6.00%, 10/01/35	750	860,365

See Notes to Financial Statements

ANNUAL REPORT	JULY 31, 2011	21

BlackRock MuniYield Investment Quality Fund (MFT)
Schedule of Investments (concluded)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (b)	(000)	Value
Florida — 4.1%
City of Jacksonville Florida, RB, Better Jacksonville
(NPFGC), 5.00%, 10/01/27	$ 1,320	$ 1,341,635
Hillsborough County Aviation Authority, RB, Series A, AMT
(AGC), 5.50%, 10/01/38	2,499	2,478,177
Lee County Housing Finance Authority, RB, Multi-County
Program, Series A-2 (Ginnie Mae), 6.00%, 9/01/40	735	810,235
		4,630,047
Illinois — 2.7%
Chicago Transit Authority, Refunding RB, Federal Transit
Administration Section 5309 (AGM), 5.00%, 6/01/28	2,999	3,020,028
Kentucky — 0.9%
Kentucky State Property & Building Commission,
Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	1,002	1,075,838
Nevada — 3.9%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	2,010	2,203,804
Series B, 5.50%, 7/01/29	1,994	2,167,537
		4,371,341
New Jersey — 2.4%
New Jersey EDA, RB, School Facilities Construction,
Series Z (AGC), 6.00%, 12/15/34	1,000	1,076,970
New Jersey State Housing & Mortgage Finance Agency,
RB, S/F Housing, Series CC, 5.25%, 10/01/29	1,620	1,664,584
		2,741,554
New York — 5.8%
New York City Municipal Water Finance Authority, RB,
Series FF-2, 5.50%, 6/15/40	1,095	1,171,084
New York State Dormitory Authority, ERB, Series B,
5.25%, 3/15/38	3,250	3,409,997
New York State Thruway Authority, RB, Series G (AGM),
5.00%, 1/01/32	2,000	2,048,520
		6,629,601
Texas — 2.5%
City of San Antonio Texas, Refunding RB, Series A,
5.25%, 2/01/31	2,609	2,808,628
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 26.7%		30,229,342
Total Long-Term Investments
(Cost — $174,391,559) — 158.6%		179,935,781
Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.01% (c)(d)	6,706,791	6,706,791
Total Short-Term Securities
(Cost — $6,706,791) — 5.9%		6,706,791
Total Investments (Cost — $181,098,350*) — 164.5%		186,642,572
Liabilities in Excess of Other Assets — (0.9)%		(1,001,611)
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (13.8)%		(15,691,042)
AMPS, at Redemption Value — (49.8)%		(56,527,127)
Net Assets Applicable to Common Shares — 100.0%		$113,422,792

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$165,447,947
Gross unrealized appreciation	$ 6,335,218
Gross unrealized depreciation	(820,323)
Net unrealized appreciation	$ 5,514,895

(a) US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(c) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held		Shares Held
	at July 31,	Net	at July 31,
Affiliate	2010	Activity	2011	Income
FFI Institutional
Tax-Exempt Fund	8,124,572	(1,417,781)	6,706,791	$ 5,621

(d) Represents the current yield as of report date.

• Financial futures contracts sold as of July 31, 2011 were as follows:

				Notional	Unrealized
Contracts	Issue	Exchange	Expiration	Value	Depreciation
	10-Year US	Chicago Board	September
30	Treasury Note	of Trade	2011	$3,673,302	$ (97,323)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)
The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Funds’ perceived risk of investing in those securities. For information about the Funds’ policy regarding valuation of investments and other significant accounting policies, please refer to
Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of July 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$ 179,935,781	—	$ 179,935,781
Short-Term
Securities	$ 6,706,791	—	—	6,706,791
Total	$ 6,706,791	$ 179,935,781	—	$ 186,642,572

1 See above Schedule of Investments for values in each state or political subdivision.

Valuation Inputs Level 1		Level 2	Level 3	Total
Derivate Financial Instruments[2]
Liabilities:
Interest rate
contracts	$ (97,323)	—	—	$ (97,323)

2 Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2011

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
Schedule of Investments July 31, 2011
 (Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Michigan — 137.5%
Corporate — 10.9%
Delta County EDC, Refunding RB, Mead Westvaco-
Escanaba, Series B, AMT, 6.45%, 4/15/12 (a)	$ 1,500	$ 1,565,280
Dickinson County EDC Michigan, Refunding RB,
International Paper Co. Project, Series A,
5.75%, 6/01/16	3,900	3,942,510
Michigan Strategic Fund, Refunding RB, Detroit
Edison Co. Project, Series A, AMT (NPFGC),
5.55%, 9/01/29	10,250	10,253,280
Monroe County EDC Michigan, Refunding RB,
Detroit Edison Co. Project, Series AA (NPFGC),
6.95%, 9/01/22	10,695	13,304,152
		29,065,222
County/City/Special District/School District — 39.7%
Adrian City School District Michigan, GO (AGM) (a):
5.00%, 5/01/14	2,000	2,237,780
5.00%, 5/01/14	1,600	1,790,224
Avondale School District Michigan, GO (AGC):
4.00%, 5/01/20	1,000	1,015,300
4.30%, 5/01/22	400	408,180
Bay City School District Michigan, GO, School Building
& Site (AGM), 5.00%, 5/01/36	6,115	6,168,567
Birmingham City School District Michigan, GO, School
Building & Site (AGM), 5.00%, 11/01/33	1,000	1,012,800
Charter Township of Canton Michigan, GO, Capital
Improvement (AGM):
5.00%, 4/01/25	1,840	1,918,034
5.00%, 4/01/26	2,000	2,076,820
5.00%, 4/01/27	500	516,660
City of Oak Park Michigan, GO, Street Improvement
(NPFGC), 5.00%, 5/01/30	500	513,360
Comstock Park Public Schools, GO, School
Building & Site, Series B (Q-SBLF):
5.50%, 5/01/36	750	771,030
5.50%, 5/01/41	1,355	1,390,894
County of Genesee Michigan, GO, Refunding, Series A
(NPFGC), 5.00%, 5/01/19	600	648,690
County of Genesee Michigan, GO, Water Supply System
(NPFGC), 5.13%, 11/01/33	1,000	1,004,670
County of Wayne Michigan, GO (NPFGC):
Airport Hotel, Detroit Metropolitan Airport, Series A,
5.00%, 12/01/30	1,750	1,640,555
Building Authority, Capital Improvement, Series A,
5.25%, 6/01/16	845	848,219
Dearborn Brownfield Redevelopment Authority, GO,
Limited Tax, Redevelopment, Series A (AGC),
5.50%, 5/01/39	3,300	3,406,854
Detroit City School District Michigan, GO, School
Building & Site Improvement (FGIC):
Series A, 5.38%, 5/01/13 (a)	1,300	1,412,944
Series B, 5.00%, 5/01/28	3,100	3,047,982
Eaton Rapids Public Schools Michigan, GO, School
Building & Site (AGM):
5.25%, 5/01/20	1,325	1,439,149
5.25%, 5/01/21	1,675	1,814,125
Gibraltar School District Michigan, GO, School
Building & Site:
(FGIC), 5.00%, 5/01/14 (a)	2,940	3,289,537
(NPFGC), 5.00%, 5/01/28	710	722,368
Grand Blanc Community Schools Michigan, GO
(NPFGC), 5.63%, 5/01/20 (a)	1,100	1,115,290
Grand Rapids Building Authority Michigan, RB, Series A
(AMBAC) (a):
5.50%, 10/01/12	435	461,713
5.50%, 10/01/12	600	636,846

	Par
Municipal Bonds	(000)	Value
Michigan (continued)
County/City/Special District/School District (concluded)
Gull Lake Community School District, GO, Refunding
(AGM), 4.00%, 5/01/26	$ 995	$ 972,155
Gull Lake Community School District Michigan, GO,
School Building & Site (AGM), 5.00%, 5/01/14 (a)	3,625	4,063,407
Harper Creek Community School District Michigan, GO,
Refunding (AGM), 5.00%, 5/01/22	1,125	1,208,228
Harper Woods School District Michigan, GO, Refunding,
School Building & Site (NPFGC), 5.00%, 5/01/34	430	433,156
Hudsonville Public Schools, GO, School Building & Site
(Q-SBLF), 5.25%, 5/01/41	1,000	1,014,410
Jenison Public Schools Michigan, GO, Building & Site
(NPFGC), 5.50%, 5/01/12 (a)	1,575	1,638,284
L'Anse Creuse Public Schools Michigan, GO, School
Building & Site (AGM):
5.00%, 5/01/12	650	672,094
5.00%, 5/01/24	1,000	1,056,020
5.00%, 5/01/25	1,525	1,596,080
5.00%, 5/01/26	1,600	1,664,416
5.00%, 5/01/35	3,000	3,024,270
Lansing Building Authority Michigan, GO, Series A
(NPFGC), 5.38%, 6/01/13 (a)	1,510	1,648,860
Lincoln Consolidated School District Michigan, GO,
Refunding (NPFGC), 4.63%, 5/01/28	5,000	5,030,400
Livonia Public Schools School District Michigan, GO,
Refunding, Series A (NPFGC), 5.00%, 5/01/24	1,000	1,018,840
Michigan State Building Authority, Facilities, Series I:
5.50%, 10/15/11 (a)	145	146,618
5.50%, 10/15/18	2,355	2,373,534
Michigan State Building Authority, RB, Facilities Program,
Series H (AGM), 5.00%, 10/15/26	4,500	4,737,960
Michigan State Building Authority, Refunding RB,
Facilities Program, Series I (AGM), 5.50%, 10/15/11	9,000	9,099,000
Montrose Community Schools, GO (NPFGC),
6.20%, 5/01/17	1,000	1,203,040
New Haven Community Schools Michigan, GO, Refunding,
School Building & Site (AGM), 5.00%, 5/01/23	1,500	1,572,225
Orchard View Schools Michigan, GO, School Building
& Site (NPFGC), 5.00%, 11/01/13 (a)	5,320	5,865,885
Pennfield School District Michigan, GO, School
Building & Site (a):
(FGIC), 5.00%, 5/01/14	765	854,834
(NPFGC), 5.00%, 5/01/14	605	676,045
Reed City Public Schools Michigan, GO, School Building
& Site (AGM), 5.00%, 5/01/14 (a)	1,425	1,597,340
Rochester Community School District, GO (NPFGC),
5.00%, 5/01/19	435	486,587
Southfield Public Schools Michigan, GO, School Building
& Site, Series B (AGM), 5.00%, 5/01/14 (a)	2,000	2,241,880
Thornapple Kellogg School District Michigan, GO, School
Building & Site (NPFGC), 5.00%, 5/01/32	2,500	2,544,825
Van Dyke Public Schools Michigan, GO, School Building
& Site (AGM), 5.00%, 5/01/28	1,250	1,299,263
West Bloomfield School District Michigan, GO,
Refunding (NPFGC):
5.50%, 5/01/17	1,710	1,752,049
5.50%, 5/01/18	1,225	1,250,933
Zeeland Public Schools Michigan, GO, School Building
& Site (NPFGC), 5.00%, 5/01/29	1,600	1,624,544
		105,675,773
Education — 8.9%
Eastern Michigan University, Refunding RB, General
(AMBAC), 6.00%, 6/01/20	435	436,614
Fraser Public School District, GO, School Building & Site
(AGM), 5.00%, 5/01/25	2,000	2,074,520

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	23

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Michigan (continued)
Education (concluded)
Goodrich Area School District, GO, School Building
& Site (Q-SBLF):
5.50%, 5/01/32	$ 600	$ 630,930
5.50%, 5/01/36	1,200	1,235,496
5.50%, 5/01/41	1,575	1,626,487
Grand Valley State University Michigan, RB, General
(NPFGC), 5.50%, 2/01/18	2,070	2,289,896
Michigan Higher Education Facilities Authority, RB,
Limited Obligation, Hillsdale College Project,
5.00%, 3/01/35	1,875	1,775,531
Michigan Higher Education Facilities Authority,
Refunding RB, Limited Obligation, Creative Studies (a):
5.85%, 6/01/12	1,235	1,291,365
5.90%, 6/01/12	1,145	1,197,739
Michigan Higher Education Student Loan Authority,
RB, Student Loan, Series XVII-Q, AMT (AMBAC),
5.00%, 3/01/31	3,000	2,852,400
Michigan State University, Refunding RB, General,
Series C, 5.00%, 2/15/40	4,700	4,775,012
Saginaw Valley State University Michigan, Refunding RB,
General (NPFGC), 5.00%, 7/01/24	2,100	2,126,649
Western Michigan University, Refunding RB,
Refunding RB, General, 5.25%, 11/15/40	1,500	1,502,235
		23,814,874
Health — 20.4%
Dickinson County Healthcare System, Refunding RB,
Series A (ACA), 5.80%, 11/01/24	3,100	3,112,152
Flint Hospital Building Authority Michigan, Refunding RB
(ACA), Hurley Medical Center:
6.00%, 7/01/20	1,125	1,118,801
Series A (ACA), 5.38%, 7/01/20	615	586,218
Kalamazoo Hospital Finance Authority, RB, Bronson
Methodist Hospital (AGM), 5.25%, 5/15/36	4,750	4,772,847
Kent Hospital Finance Authority Michigan, RB, Spectrum
Health, Series A, 5.00%, 11/15/29	4,500	4,542,975
Kent Hospital Finance Authority Michigan, Refunding RB,
Butterworth, Series A (NPFGC), 7.25%, 1/15/13 (b)	1,170	1,223,469
Michigan State Hospital Finance Authority, RB:
Ascension Health Senior Credit Group,
5.00%, 11/15/25	3,700	3,863,096
Hospital, MidMichigan Obligation Group, Series A
(AMBAC), 5.50%, 4/15/18	2,530	2,567,419
McLaren Health Care, Series C, 5.00%, 8/01/35	1,000	963,460
MidMichigan Obligation Group, Series A,
5.00%, 4/15/26	620	618,673
MidMichigan Obligation Group, Series A,
5.00%, 4/15/36	3,750	3,417,863
Trinity Health Credit, Series C, 5.38%, 12/01/30	3,410	3,426,129
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, Series A,
5.25%, 11/15/46	2,500	2,242,125
Hospital, Crittenton, Series A, 5.63%, 3/01/27	2,050	2,053,424
Hospital, Oakwood Obligation Group, Series A,
5.00%, 7/15/21	600	617,700
Hospital, Oakwood Obligation Group, Series A,
5.00%, 7/15/25	3,260	3,212,632
Hospital, Oakwood Obligation Group, Series A,
5.00%, 7/15/37	630	563,560
Hospital, Sparrow Obligated, 5.00%, 11/15/31	3,100	2,962,701
Mclaren Health Care, 5.75%, 5/15/38	4,500	4,608,720
Trinity Health Credit, Series A, 6.25%, 12/01/28	930	1,015,514
Trinity Health Credit, Series A, 6.50%, 12/01/33	1,000	1,094,330
Trinity Health Credit, Series C, 5.38%, 12/01/23	1,000	1,015,600
Trinity Health Credit, Series C, 5.38%, 12/01/30 (a)	345	368,246
Trinity Health Credit, Series D, 5.00%, 8/15/34	3,100	3,066,458

	Par
Municipal Bonds	(000)	Value
Michigan (continued)
Health (concluded)
Royal Oak Hospital Finance Authority Michigan,
Refunding RB, William Beaumont Hospital,
8.25%, 9/01/39	$ 1,000	$ 1,154,490
		54,188,602
Housing — 7.2%
Michigan State HDA, RB:
Deaconess Tower AMT (Ginnie Mae),
5.25%, 2/20/48	1,000	984,930
Series A, 4.75%, 12/01/25	4,400	4,399,736
Series A, 6.00%, 10/01/45	6,990	6,786,940
Series A, AMT (NPFGC), 5.30%, 10/01/37	130	129,994
Williams Pavilion, AMT (Ginnie Mae),
4.75%, 4/20/37	3,850	3,652,533
Michigan State HDA, Refunding RB, Series A,
6.05%, 10/01/41	3,260	3,340,783
		19,294,916
State — 12.3%
Michigan Municipal Bond Authority, RB:
Local Government Loan Program, Group A (AMBAC),
5.50%, 11/01/20	1,065	1,064,958
State Clean Water, 5.00%, 10/01/27	1,250	1,322,775
Michigan Municipal Bond Authority, Refunding RB, Local
Government, Charter County Wayne, Series B (AGC):
5.00%, 11/01/14	2,400	2,648,928
5.00%, 11/01/15	1,500	1,675,575
5.00%, 11/01/16	500	568,445
5.38%, 11/01/24	125	135,876
Michigan State Building Authority, Facilities Program,
Refunding RB:
Series I, 6.25%, 10/15/38	3,900	4,167,423
Series I, 5.50%, 10/15/45	1,250	1,260,575
Series I (AGC), 5.25%, 10/15/24	4,000	4,340,360
Series I (AGC), 5.25%, 10/15/25	2,000	2,154,800
Series I (AGC), 5.25%, 10/15/26	600	644,196
Series II (NPFGC), 5.00%, 10/15/29	3,500	3,501,190
Michigan Strategic Fund, RB, Cadillac Place Office
Building Project, 5.25%, 10/15/31	1,500	1,522,395
State of Michigan, RB, GAN (AGM), 5.25%, 9/15/27	5,250	5,544,840
State of Michigan, COP (AMBAC), 5.55%, 6/01/22 (b)(c)	3,000	2,079,720
		32,632,056
Transportation — 13.5%
Sturgis Building Authority, RB, Sturgis Hospital Project
(NPFGC), 4.75%, 10/01/34	475	437,960
Wayne County Airport Authority, RB, Detroit Metropolitan
Wayne County Airport, AMT (NPFGC):
5.25%, 12/01/25	7,525	7,509,423
5.25%, 12/01/26	6,300	6,221,187
5.00%, 12/01/34	9,160	8,100,554
Wayne County Airport Authority, Refunding RB, AMT (AGC):
5.75%, 12/01/25	4,000	4,122,640
5.75%, 12/01/26	1,000	1,024,540
5.38%, 12/01/32	8,700	8,457,270
		35,873,574
Utilities — 24.6%
City of Detroit Michigan, RB:
Second Lien, Series B (AGM), 7.00%, 7/01/36	3,000	3,443,310
Second Lien, Series B (NPFGC), 5.00%, 7/01/13 (a)	1,550	1,686,695
Second Lien, Series B (NPFGC), 5.00%, 7/01/34	2,420	2,201,764
Senior Lien, Series A (AGM), 5.00%, 7/01/25	4,000	4,003,280
Senior Lien, Series A (NPFGC), 5.00%, 7/01/34	6,900	6,539,268
Series B (NPFGC), 5.25%, 7/01/13 (a)	11,790	12,886,234

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2011

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Michigan (concluded)
Utilities (concluded)
City of Detroit Michigan, Refunding RB:
Second Lien, Series C (AGM), 5.00%, 7/01/29	$ 10,570	$ 10,265,056
(FGIC), 6.25%, 7/01/12 (b)	280	293,219
City of Grand Rapids Michigan, RB (NPFGC),
5.00%, 1/01/34	11,385	11,510,918
City of Port Huron Michigan, RB, Water Supply:
5.25%, 10/01/31	310	308,450
5.63%, 10/01/40	1,000	982,330
City of Saginaw Michigan, RB, Water Supply, Series A
(AGM), 5.00%, 7/01/31	390	390,304
Lansing Board of Water & Light, RB, Series A:
5.00%, 7/01/31	4,230	4,360,030
5.00%, 7/01/37	2,065	2,090,709
5.50%, 7/01/41	3,000	3,178,680
Michigan Municipal Bond Authority, RB, Clean Water
Revolving-Pooled, 5.00%, 10/01/27	1,240	1,353,262
		65,493,509
Total Municipal Bonds in Michigan		366,038,526
Guam — 1.1%
County/City/Special District/School District — 0.5%
Territory of Guam, RB, Section 30, Series A,
5.63%, 12/01/29	1,400	1,415,190
Utilities — 0.6%
Guam Power Authority, Refunding RB, Series A (AGM),
5.00%, 10/01/37	1,565	1,544,639
Total Municipal Bonds in Guam		2,959,829
Puerto Rico — 5.9%
County/City/Special District/School District — 1.9%
Puerto Rico Sales Tax Financing Corp., Refunding RB,
First Sub-Series C (AGM), 5.13%, 8/01/42	5,100	5,112,750
Housing — 0.8%
Puerto Rico Housing Finance Authority, Refunding RB,
Subordinate, Capital Fund Modernization,
5.13%, 12/01/27	2,000	2,037,200
State — 2.1%
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series M-3 (NPFGC),
6.00%, 7/01/27	2,000	2,109,740
Puerto Rico Sales Tax Financing Corp., Refunding RB,
CAB, Series A (NPFGC) (c):
5.18%, 8/01/43	12,500	1,556,125
5.00%, 8/01/46	20,000	1,988,600
		5,654,465
Transportation — 1.1%
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC (AGC), 5.50%, 7/01/31	2,750	2,914,890
Total Municipal Bonds in Puerto Rico		15,719,305
Total Municipal Bonds — 144.5%		384,717,660

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (d)	(000)	Value
Michigan — 11.9%
Corporate — 4.6%
Wayne State University, Refunding RB, General (AGM),
5.00%, 11/15/35	$ 12,210	$ 12,410,488
County/City/Special District/School District — 2.6%
Lakewood Public Schools Michigan, GO, School
Building & Site (AGM), 5.00%, 5/01/37	6,470	6,847,589
Education — 4.7%
Portage Public Schools Michigan, GO, School
Building & Site (AGM), 5.00%, 5/01/31	4,650	4,767,506
Saginaw Valley State University, Refunding RB, General
(AGM), 5.00%, 7/01/31	7,500	7,711,650
		12,479,156
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 11.9%		31,737,233
Total Long-Term Investments
(Cost — $409,465,253) — 156.4%		416,454,893
Short-Term Securities	Shares
BIF Michigan Municipal Money Fund, 0.00% (e)(f)	6,928,754	6,928,754
Total Short-Term Securities
(Cost — $6,928,754) — 2.6%		6,928,754
Total Investments (Cost — $416,394,007*) — 159.0%		423,383,647
Other Assets Less Liabilities — 1.4%		3,740,955
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (6.1)%		(16,198,351)
VRDP Shares, at Liquidation Value — (54.3)%		(144,600,000)
Net Assets Applicable to Common Shares — 100.0%		$266,326,251

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$400,386,301
Gross unrealized appreciation	$ 13,601,675
Gross unrealized depreciation	(6,794,329)
Net unrealized appreciation	$ 6,807,346

(a) US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) Security is collateralized by Municipal or US Treasury obligations.
(c) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(d) Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(e) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held		Shares Held
	at July 31,	Net	at July 31,
Affiliate	2010	Activity	2011	Income
BIF Michigan
Municipal
Money Fund	1,734,583	5,194,171	6,928,754	—

(f) Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT JULY 31, 2011 25

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
Schedule of Investments (concluded)

• For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
• Financial futures contracts sold as of July 31, 2011 were as follows:

				Notional	Unrealized
Contracts	Issue	Exchange	Expiration	Value	Depreciation
	10-Year US	Chicago Board	September
96	Treasury Note	of Trade	2011	$11,754,568	$ (311,432)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)
The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of July 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$ 416,454,893	—	$ 416,454,893
Short-Term
Securities	$ 6,928,754	—	—	6,928,754
Total	$ 6,928,754	$ 416,454,893	—	$ 423,383,647

1 See above Schedule of Investments for values in each sector.

Valuation Inputs Level 1		Level 2	Level 3	Total
Derivate Financial Instruments[2]
Liabilities:
Interest rate
contracts	$ (311,432)	—	—	$ (311,432)

2 Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2011

BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)
Schedule of Investments July 31, 2011
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey — 126.8%
Corporate — 3.9%
New Jersey EDA, Refunding RB, New Jersey
American Water Co., Inc. Project, Series A, AMT,
5.70%, 10/01/39	$ 5,000	$ 5,052,250
County/City/Special District/School District — 17.8%
Borough of Hopatcong New Jersey, GO, Refunding,
Sewer (AMBAC), 4.50%, 8/01/33	750	757,703
City of Perth Amboy New Jersey, GO, CAB (AGM),
5.00%, 7/01/35 (a)	1,250	1,196,875
County of Hudson New Jersey, COP, Refunding (NPFGC),
6.25%, 12/01/16	1,000	1,146,800
County of Middlesex New Jersey, COP, Refunding
(NPFGC), 5.00%, 8/01/22	3,000	3,007,530
County of Union New Jersey, GO:
4.00%, 3/01/29	1,060	1,041,556
4.00%, 3/01/30	1,060	1,036,818
4.00%, 3/01/31	1,200	1,158,792
Edgewater Borough Board of Education, GO (AGM):
4.25%, 3/01/34	300	307,152
4.25%, 3/01/35	300	305,616
4.30%, 3/01/36	300	304,557
Essex County Improvement Authority, Refunding RB, AMT
(NPFGC), 4.75%, 11/01/32	1,000	908,570
Hudson County Improvement Authority, RB:
CAB, Series A-1 (NPFGC), 4.52%, 12/15/32 (b)	1,000	258,260
County Secured, County Services Building Project
(AGM), 5.00%, 4/01/27	250	260,500
Harrison Parking Facility Project, Series C (AGC),
5.25%, 1/01/39	1,000	1,037,900
Harrison Parking Facility Project, Series C (AGC),
5.38%, 1/01/44	1,400	1,461,250
Monmouth County Improvement Authority, RB,
Governmental Loan (AMBAC):
5.00%, 12/01/17 (c)	600	609,732
5.00%, 12/01/17	5	5,028
5.00%, 12/01/18 (c)	1,515	1,539,573
5.00%, 12/01/18	5	5,021
5.00%, 12/01/19 (c)	1,535	1,559,898
5.00%, 12/01/19	5	5,016
Monmouth County Improvement Authority, Refunding RB,
Governmental Loan (AMBAC):
5.20%, 12/01/14	5	5,011
5.25%, 12/01/15	5	5,011
New Jersey State Transit Corp., COP, Subordinate,
Federal Transit Administration Grants, Series A (AGM),
5.00%, 9/15/21	1,000	1,034,270
Newark Housing Authority, Refunding RB, Newark
Redevelopment Project (NPFGC), 4.38%, 1/01/37	3,600	3,319,956
Salem County Improvement Authority, RB, Finlaw Street
Office Building (AGM), 5.38%, 8/15/28	620	637,515
		22,915,910
Education — 23.4%
New Jersey Educational Facilities Authority, RB:
Montclair State University, Series A (AMBAC),
5.00%, 7/01/21	1,600	1,701,280
Rowan University, Series C (NPFGC),
5.00%, 7/01/34 (c)	1,185	1,335,436
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM),
5.00%, 7/01/35	3,805	3,853,704
Montclair State University, Series J (NPFGC),
4.25%, 7/01/30	2,895	2,736,267

	Par
Municipal Bonds	(000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Institute of Technology, Series H,
5.00%, 7/01/31	$ 1,000	$ 1,018,700
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	1,250	1,163,925
Ramapo College, Series I (AMBAC), 4.25%, 7/01/36	3,890	3,401,999
Rowan University, Series B (AGC), 5.00%, 7/01/26	2,575	2,726,075
Stevens Institute of Technology, Series A,
5.00%, 7/01/34	1,500	1,384,530
William Paterson University, Series C (AGC),
4.75%, 7/01/34	1,115	1,130,721
William Paterson University, Series E (Syncora),
5.00%, 7/01/21	1,725	1,777,975
Rutgers-State University of New Jersey, Refunding RB,
Series F, 5.00%, 5/01/39	4,000	4,121,520
University of Medicine & Dentistry of New Jersey, RB,
Series A (AMBAC):
5.50%, 12/01/18	570	585,225
5.50%, 12/01/19	1,145	1,171,919
5.50%, 12/01/20	1,130	1,153,007
5.50%, 12/01/21	865	881,020
		30,143,303
Health — 11.9%
New Jersey Health Care Facilities Financing Authority, RB:
AHS Hospital Corp., 6.00%, 7/01/41	1,100	1,156,166
Meridian Health, Series I (AGC), 5.00%, 7/01/38	740	736,714
Meridian Health, Series II (AGC), 5.00%, 7/01/38	995	990,582
Meridian Health, Series V (AGC), 5.00%, 7/01/38	965	960,715
South Jersey Hospital, 6.00%, 7/01/26 (c)	4,000	4,210,200
Virtua Health (AGC), 5.50%, 7/01/38	1,000	1,030,360
New Jersey Health Care Facilities Financing Authority,
Refunding RB:
Atlantic City Medical Center, 5.75%, 7/01/25 (c)	525	551,633
Atlantic City Medical System, 6.25%, 7/01/17	325	335,582
Atlantic City Medical System, 5.75%, 7/01/25	790	799,322
Hackensack University Medical (AGM),
4.63%, 1/01/30	2,315	2,251,940
Meridian Health System Obligation Group (AGM),
5.25%, 7/01/19	2,250	2,253,668
		15,276,882
Housing — 8.6%
New Jersey State Housing & Mortgage Finance
Agency, RB:
Capital Fund Program, Series A (AGM),
4.70%, 11/01/25	3,805	3,859,145
Home Buyer, Series CC, AMT (NPFGC),
5.80%, 10/01/20	2,640	2,730,262
Series A, AMT (FGIC), 4.90%, 11/01/35	820	781,903
Series A, AMT (NPFGC), 4.85%, 11/01/39	400	354,036
Series AA, 6.50%, 10/01/38	925	1,001,608
Series B (AGM), 1.10%, 5/01/12	1,150	1,151,759
New Jersey State Housing & Mortgage Finance
Agency, Refunding RB, S/F Housing, Series T, AMT,
4.70%, 10/01/37	490	457,797
Newark Housing Authority, RB, South Ward Police
Facility (AGC):
5.75%, 12/01/30	400	427,532
6.75%, 12/01/38	250	282,973
		11,047,015
State — 33.7%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 5.12%, 11/01/23 (b)	6,725	3,907,292
Election of 2005, Series A, 5.80%, 11/01/22	2,605	2,996,479

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	27

BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey (continued)
State (concluded)
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series R (NPFGC),
4.95%, 7/01/21 (b)	$ 2,325	$ 1,424,342
Cigarette Tax, 5.63%, 6/15/19	430	430,138
Cigarette Tax (Radian), 5.75%, 6/15/29	785	778,021
Cigarette Tax (Radian), 5.50%, 6/15/31	225	211,775
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/25	1,000	1,064,120
Motor Vehicle Surcharge, Series A (NPFGC),
5.00%, 7/01/29	3,900	3,986,970
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/33	8,500	8,642,205
Motor Vehicle Surcharge, Series A (NPFGC),
5.00%, 7/01/34	1,765	1,769,677
School Facilities Construction, Series Z (AGC),
6.00%, 12/15/34	1,200	1,292,364
School Facilities, Series U (AMBAC), 5.00%, 9/01/37	1,000	1,000,470
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project,
Series B, AMT, 5.60%, 11/01/34	1,000	1,015,110
School Facilities Construction, Series K (NPFGC),
5.25%, 12/15/17	750	830,925
New Jersey Sports & Exposition Authority,
Refunding RB (NPFGC):
5.50%, 3/01/21	1,540	1,709,723
5.50%, 3/01/22	1,050	1,155,945
New Jersey Transportation Trust Fund Authority, RB,
Transportation System:
CAB, Series C (AGM), 4.85%, 12/15/32 (b)	4,750	1,278,653
CAB, Series C (AMBAC), 5.05%, 12/15/35 (b)	2,760	584,209
Series A (AGC), 5.63%, 12/15/28	780	827,993
New Jersey Transportation Trust Fund Authority,
Refunding RB, Transportation System:
Series A (AGM), 5.25%, 12/15/20	4,250	4,830,933
Series B (NPFGC), 5.50%, 12/15/21	1,000	1,141,400
State of New Jersey, COP, Equipment Lease Purchase,
Series A, 5.25%, 6/15/27	500	516,575
State of New Jersey, GO, Refunding, Series D (FGIC),
6.00%, 2/15/13	1,725	1,868,365
		43,263,684
Tobacco — 1.5%
Tobacco Settlement Financing Corp. New Jersey, RB,
7.00%, 6/01/41 (c)	1,715	1,922,498
Transportation — 15.4%
Delaware River Port Authority, RB, Series D (AGM),
5.00%, 1/01/40	1,500	1,506,075
New Jersey State Turnpike Authority, RB, Growth & Income
Securities, Series B (AMBAC), 5.15%, 1/01/35 (a)	3,005	2,462,477
New Jersey State Turnpike Authority, Refunding RB,
Series A (AGM), 5.25%, 1/01/29	2,000	2,270,880
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series A:
6.00%, 6/15/35	2,000	2,218,480
(AGM), 5.50%, 12/15/22	150	170,751
(AMBAC), 5.00%, 12/15/32	730	740,702
Port Authority of New York & New Jersey, RB:
Consolidated, 93rd Series, 6.13%, 6/01/94	1,000	1,116,650
Consolidated, 163rd Series, 5.00%, 7/15/39	1,000	1,029,830
JFK International Air Terminal, 6.00%, 12/01/42	1,500	1,517,490
Port Authority of New York & New Jersey,
Refunding RB, AMT:
Consolidated 152nd Series, 5.75%, 11/01/30	2,000	2,147,840
Consolidated, 155th Series (AGM), 4.25%, 12/01/32	5,000	4,603,650
		19,784,825

	Par
Municipal Bonds	(000)	Value
New Jersey (concluded)
Utilities — 10.6%
Essex County Utilities Authority, Refunding RB (AGC),
4.13%, 4/01/22	$ 1,000	$ 1,037,600
Jersey City Municipal Utilities Authority, Refunding RB
(AMBAC), 6.25%, 1/01/14	2,870	3,043,377
New Jersey EDA, RB, New Jersey American Water Co., Inc.
Project, Series A, AMT (AMBAC), 5.25%, 11/01/32	1,000	1,000,550
New Jersey EDA, Refunding RB, United Water of
New Jersey Inc., Series B (AMBAC), 4.50%, 11/01/25	1,000	1,012,070
North Hudson Sewerage Authority, Refunding RB,
Series A (NPFGC), 5.13%, 8/01/20	1,710	1,848,903
Rahway Valley Sewerage Authority, RB, CAB, Series A
(NPFGC) (b):
4.74%, 9/01/26	4,100	1,770,831
4.42%, 9/01/33	2,350	604,913
Union County Utilities Authority, Refunding RB,
Senior Lease, Ogden Martin, Series A, AMT (AMBAC):
5.38%, 6/01/17	1,590	1,592,290
5.38%, 6/01/18	1,670	1,671,804
		13,582,338
Total Municipal Bonds in New Jersey		162,988,705
Guam — 0.6%
Utilities — 0.6%
Guam Power Authority, Refunding RB, Series A (AGM),
5.00%, 10/01/37	735	725,438
Puerto Rico — 14.0%
County/City/Special District/School District — 2.6%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.00%, 8/01/42	1,000	1,045,180
Puerto Rico Sales Tax Financing Corp., Refunding RB,
First Sub-Series C (AGM), 5.13%, 8/01/42	2,380	2,385,950
		3,431,130
Education — 1.4%
Puerto Rico Industrial Tourist Educational Medical
& Environmental Control Facilities Financing Authority,
RB, University Plaza Project, Series A (NPFGC),
5.00%, 7/01/33	2,000	1,816,640
Health — 3.3%
Puerto Rico Industrial Tourist Educational Medical
& Environmental Control Facilities Financing Authority,
RB, Hospital De La Concepcion, Series A,
6.13%, 11/15/30	4,220	4,237,344
State — 2.8%
Commonwealth of Puerto Rico, GO, Refunding, Public
Improvement, Series C, 6.00%, 7/01/39	1,500	1,531,155
Puerto Rico Commonwealth Infrastructure Financing
Authority, RB, CAB, Series A (b):
(AMBAC), 4.37%, 7/01/37	2,250	353,745
(FGIC), 4.49%, 7/01/30	2,750	779,048
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series M-3 (NPFGC),
6.00%, 7/01/27	850	896,639
		3,560,587
Transportation — 1.0%
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC (AGC), 5.50%, 7/01/31	1,185	1,256,053
Utilities — 2.9%
Puerto Rico Aqueduct & Sewer Authority, RB,
Senior Lien, Series A (AGC), 5.13%, 7/01/47	1,750	1,724,747

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2011

BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)
Schedule of Investments (concluded)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Puerto Rico (concluded)
Utilities (concluded)
Puerto Rico Electric Power Authority, RB:
Series RR (CIFG), 5.00%, 7/01/28	$ 1,000	$ 983,150
Series XX, 5.75%, 7/01/36	1,000	1,021,630
		3,729,527
Total Municipal Bonds in Puerto Rico		18,031,281
Total Municipal Bonds — 141.4%		181,745,424
Municipal Bonds Transferred to
Tender Option Bond Trusts (d)
New Jersey — 6.2%
Housing — 1.6%
Austin Trust, RB, Inverse, Series 8 (FSA), 5.00%, 5/01/27	1,980	2,112,204
State — 3.1%
Garden State Preservation Trust, RB, Drivers,
Series 2865 (FSA), 5.75%, 11/01/28	3,300	3,958,086
Transportation — 1.5%
Port Authority of New York & New Jersey, RB,
5.25%, 11/01/35 (e)	1,829	1,867,799
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 6.2%		7,938,089
Total Long-Term Investments
(Cost — $188,271,441) — 147.6%		189,683,513
Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund
0.00% (f)(g)	6,306,835	6,306,835
Total Short-Term Securities
(Cost — $6,306,835) — 4.9%		6,306,835
Total Investments (Cost — $194,578,276*) — 152.5%		195,990,348
Other Assets Less Liabilities — 1.2%		1,578,084
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (3.6)%		(4,687,470)
VRDP Shares, at Liquidation Value — (50.1)%		(64,400,000)
Net Assets Applicable to Common Shares — 100.0%		$128,480,962

* •The cost and unrealized appreciation (depreciation) of investments as of July 31,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$189,814,296
Gross unrealized appreciation	$ 5,273,466
Gross unrealized depreciation	(3,781,783)
Net unrealized appreciation	$ 1,491,683

(a) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(b) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c) US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d) Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(f) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held		Shares Held
	at July 31,	Net	at July 31,
Affiliate	2010	Activity	2011	Income
BIF New Jersey
Municipal
Money Fund	4,549,254	1,757,581	6,306,835	$ 1,068

(g) Represents the current yield as of report date.
• For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
• Financial futures contracts sold as of July 31, 2011 were as follows:

				Notional	Unrealized
Contracts	Issue	Exchange	Expiration	Value	Depreciation
	10-Year US	Chicago Board	September
47	Treasury Note	of Trade	2011	$5,754,840	$ (152,472)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of July 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$ 189,683,513	—	$ 189,683,513
Short-Term
Securities	$ 6,306,835	—	—	6,306,835
Total	$ 6,306,835	$ 189,683,513	—	$ 195,990,348

1 See above Schedule of Investments for values in each sector.

Valuation Inputs Level 1		Level 2	Level 3	Total
Derivate Financial Instruments[2]
Liabilities:
Interest rate
contracts	$ (152,472)	—	—	$ (152,472)

2 Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	29

BlackRock MuniYield Pennsylvania Quality Fund (MPA)
Schedule of Investments July 31, 2011
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Pennsylvania — 110.1%
Corporate — 5.5%
Beaver County IDA, Refunding RB, FirstEnergy,
Mandatory Put Bonds, 3.38%, 1/01/35 (a)	$ 1,200	$ 1,197,144
Delaware County IDA Pennsylvania, Refunding RB,
Water Facilities, Aqua Pennsylvania Inc. Project,
Series B, AMT (NPFGC), 5.00%, 11/01/36	2,520	2,487,769
Montgomery County IDA Pennsylvania, RB, Philadelphia
Presbytery Homes, 6.63%, 12/01/30	265	270,634
Northumberland County IDA, Refunding RB,
Aqua Pennsylvania Inc. Project, AMT (NPFGC),
5.05%, 10/01/39	4,500	4,355,190
Pennsylvania Economic Development Financing
Authority, RB, Series A, Waste Management, Inc.
Project, AMT, 5.10%, 10/01/27	1,200	1,183,020
		9,493,757
County/City/Special District/School District — 40.5%
Chambersburg Area School District, GO (NPFGC):
5.25%, 3/01/26	2,115	2,234,159
5.25%, 3/01/27	2,500	2,629,225
City of Philadelphia Pennsylvania, GO, Refunding,
Series A (AGM), 5.25%, 12/15/32	7,000	7,171,500
Connellsville Area School District, GO, Series B (AGM),
5.00%, 11/15/37	1,000	1,005,520
County of York Pennsylvania, GO, 5.00%, 3/01/36	400	407,592
Delaware Valley Regional Financial Authority, RB,
Series A (AMBAC), 5.50%, 8/01/28	1,000	1,029,030
East Stroudsburg Area School District, GO, Series A
(NPFGC), 7.75%, 9/01/27	2,000	2,402,860
Erie County Conventional Center Authority, RB (NPFGC),
5.00%, 1/15/36	8,850	8,860,974
Marple Newtown School District, GO (AGM),
5.00%, 6/01/31	3,500	3,666,110
Northeastern School District York County, GO, Series B
(NPFGC), 5.00%, 4/01/32	1,585	1,625,782
Philadelphia Redevelopment Authority, RB:
Neighborhood Transformation, Series A (NPFGC),
5.50%, 4/15/22	1,750	1,780,923
Quality Redevelopment Neighborhood, Series B,
AMT (FGIC), 5.00%, 4/15/27	4,645	4,575,139
Philadelphia School District, GO, Refunding, Series A
(BHAC), 5.00%, 6/01/34	1,000	1,025,810
Philadelphia School District, GO:
Series B (FGIC), 5.63%, 8/01/12 (b)	6,250	6,587,625
Series E, 6.00%, 9/01/38	4,800	5,059,872
Philipsburg Osceola Area School District Pennsylvania,
GO (AGM), 5.00%, 4/01/41	1,000	996,860
Reading School District, GO (AGM), 5.00%, 1/15/29	4,000	4,133,800
Shaler Area School District Pennsylvania, GO, CAB
(Syncora), 4.81%, 9/01/30 (c)	6,145	2,261,421
State Public School Building Authority, LRB, Philadelphia
School District Project (AGM), 5.25%, 6/01/13	6,500	7,082,855
Township of North Londonderry Pennsylvania, GO (AGM),
4.75%, 9/01/40	3,860	3,909,910
York City School District, GO, Series A (Syncora),
5.25%, 6/01/22	1,040	1,105,603
		69,552,570
Education — 8.8%
Adams County IDA, Refunding RB, Gettysburg College,
5.00%, 8/15/26	100	104,815
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A, 5.25%, 5/01/41	2,750	2,774,860
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	1,500	1,503,075
Series AE (NPFGC), 4.75%, 6/15/32	8,845	8,901,962

	Par
Municipal Bonds	(000)	Value
Pennsylvania (continued)
Education (concluded)
Pennsylvania Higher Educational Facilities Authority,
Refunding RB, State System Higher Education,
Series Al, 5.00%, 6/15/35	$ 1,780	$ 1,826,102
		15,110,814
Health — 13.8%
Allegheny County Hospital Development Authority, RB,
Health Center, UPMC Health, Series B (NPFGC),
6.00%, 7/01/26	2,000	2,288,140
Centre County Hospital Authority, RB, Mount Nittany
Medical Center Project, 7.00%, 11/15/46	2,020	2,176,126
County of Lehigh Pennsylvania, RB, Lehigh Valley Health
Network, Series A (AGM), 5.00%, 7/01/33	7,995	8,022,503
Cumberland County Municipal Authority, RB, Diakon
Lutheran, 6.38%, 1/01/39	500	506,590
Lycoming County Authority, Refunding RB, Susquehanna
Health System Project, 5.75%, 7/01/39	1,160	1,093,973
Monroe County Hospital Authority Pennsylvania,
Refunding RB, Pocono Medical Center,
5.13%, 1/01/37	1,265	1,177,525
Montgomery County Higher Education & Health Authority,
Refunding RB, Abington Memorial Hospital, Series A,
5.13%, 6/01/33	1,760	1,718,077
Montgomery County IDA Pennsylvania, RB, Acts
Retirement Life Community:
4.50%, 11/15/36	295	229,790
Series A-1, 6.25%, 11/15/29	235	242,015
Philadelphia Hospitals & Higher Education Facilities
Authority, Refunding RB, Presbyterian Medical Center,
6.65%, 12/01/19 (d)	3,000	3,699,840
Sayre Health Care Facilities Authority, Refunding RB,
Guthrie Health, Series A, 5.88%, 12/01/31	590	595,646
South Fork Municipal Authority, Refunding RB,
Conemaugh Valley Memorial, Series B (AGC),
5.38%, 7/01/35	2,000	2,017,540
		23,767,765
Housing — 2.7%
Pennsylvania HFA, Refunding RB, AMT:
S/F Mortgage, Series 92-A, 4.75%, 4/01/31	710	685,306
Series 99-A, 5.15%, 4/01/38	800	794,208
Philadelphia New Public Housing Authority, RB, Series A
(AGM), 5.50%, 12/01/18	3,000	3,142,170
		4,621,684
State — 6.2%
Pennsylvania Turnpike Commission, RB, Series C of 2003
Pennsylvania Turnpike (NPFGC), 5.00%, 12/01/32	3,600	3,688,596
State Public School Building Authority, RB (AGM):
CAB, Corry Area School District,
4.85%, 12/15/22 (c)	1,640	1,009,912
CAB, Corry Area School District,
4.45%, 12/15/23 (c)	1,980	1,143,213
CAB, Corry Area School District,
4.89%, 12/15/24 (c)	1,980	1,073,615
CAB, Corry Area School District,
4.92%, 12/15/25 (c)	1,770	903,904
School District Philadelphia Project, Series B,
5.00%, 6/01/26	1,500	1,553,145
State Public School Building Authority, Refunding RB,
Harrisburg School District Project, Series A (AGC),
5.00%, 11/15/33	1,200	1,231,848
		10,604,233

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2011

BlackRock MuniYield Pennsylvania Quality Fund (MPA)
Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Pennsylvania (concluded)
Transportation — 13.7%
City of Philadelphia Pennsylvania, RB, Series A,
5.00%, 6/15/40	$ 1,500	$ 1,493,100
Delaware River Port Authority, RB, Series D (AGC),
5.00%, 1/01/40	1,560	1,566,318
Pennsylvania Turnpike Commission, RB:
Series A (AMBAC), 5.50%, 12/01/31	7,800	8,120,970
Series A (AMBAC), 5.25%, 12/01/32	350	358,795
Sub-Series A, 6.00%, 12/01/41	700	728,735
Sub-Series B (AGM), 5.25%, 6/01/39	3,500	3,531,080
Philadelphia Authority for Industrial Development,
Refunding RB, Philadelphia Airport System Project,
Series A, AMT (NPFGC):
5.50%, 7/01/17	4,000	4,051,120
5.50%, 7/01/18	3,655	3,702,369
		23,552,487
Utilities — 18.9%
Allegheny County Sanitation Authority, Refunding RB,
Series A (NPFGC), 5.00%, 12/01/30	5,000	5,085,400
City of Philadelphia Pennsylvania, RB:
1998 General Ordinance, 4th Series (AGM),
5.00%, 8/01/32	4,500	4,500,855
Ninth Series, 5.25%, 8/01/40	1,430	1,374,459
Series A, 5.25%, 1/01/36	700	708,113
Series C (AGM), 5.00%, 8/01/40	3,000	3,025,980
Delaware County IDA Pennsylvania, RB, Pennsylvania
Suburban Water Co. Project, Series A, AMT (AMBAC),
5.15%, 9/01/32	5,500	5,521,340
Lycoming County Water & Sewer Authority, RB, (AGM),
5.00%, 11/15/41	400	396,884
Northampton Boro Municipal Authority, RB (NPFGC),
5.00%, 5/15/34	935	943,415
Pennsylvania Economic Development Financing Authority,
RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	900	931,482
Pennsylvania IDA, Refunding RB, Economic Development
(AMBAC), 5.50%, 7/01/20	7,000	7,248,710
Reading Area Water Authority Pennsylvania, RB (AGM),
5.00%, 12/01/27	2,680	2,802,556
		32,539,194
Total Municipal Bonds in Pennsylvania		189,242,504
Guam — 2.4%
County/City/Special District/School District — 0.5%
Territory of Guam, RB, Section 30, Series A,
5.63%, 12/01/29	805	813,734
Transportation — 1.4%
Guam International Airport Authority, Refunding RB,
General, Series C, AMT (NPFGC), 5.00%, 10/01/23	2,500	2,466,225
Utilities — 0.5%
Guam Power Authority, Refunding RB, Series A (AGM),
5.00%, 10/01/37	850	838,942
Total Municipal Bonds in Guam		4,118,901
Puerto Rico — 0.7%
State — 0.7%
Commonwealth of Puerto Rico, GO, Refunding, Public
Improvement, Series A-4 (AGM), 5.25%, 7/01/30	1,270	1,301,242
Total Municipal Bonds in Puerto Rico		1,301,242
Total Municipal Bonds — 113.2%		194,662,647

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (e)	(000)	Value
Pennsylvania — 38.7%
County/City/Special District/School District — 4.3%
East Stroudsburg Area School District, GO, Refunding
(AGM), 5.00%, 9/01/25	$ 7,000	$ 7,441,980
Education — 4.0%
Pennsylvania Higher Educational Facilities Authority,
RB, University of Pennsylvania Health System,
5.75%, 8/15/41	4,270	4,468,854
University of Pittsburgh Pennsylvania, RB, Capital Project,
Series B, 5.00%, 9/15/28	2,202	2,381,462
		6,850,316
Health — 7.0%
Geisinger Authority, RB:
5.13%, 6/01/34	2,500	2,554,025
5.25%, 6/01/39	3,128	3,196,782
5.13%, 6/01/41	6,270	6,363,987
		12,114,794
Housing — 1.6%
Pennsylvania HFA, Refunding RB, AMT, 4.70%, 10/01/37	2,970	2,762,754
State — 17.7%
Commonwealth of Pennsylvania, GO, First Series,
5.00%, 3/15/28	5,203	5,613,311
Pennsylvania Turnpike Commission, RB, Series C of 2003
Pennsylvania Turnpike (NPFGC), 5.00%, 12/01/32	10,000	10,246,100
State Public School Building Authority, Refunding RB,,
School District of Philadelphia Project, Series B (AGM),
5.00%, 6/01/26	14,026	14,523,183
		30,382,594
Transportation — 4.1%
City of Philadelphia Pennsylvania, RB, AMT (AGM),
5.00%, 6/15/37	7,500	6,965,625
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 38.7%		66,518,063
Total Long-Term Investments
(Cost — $257,398,475) — 151.9%		261,180,710
Short-Term Securities	Shares
BIF Pennsylvania Municipal Money Fund, 0.00% (g)(f) 8,744,788		8,744,788
Total Short-Term Securities
(Cost — $8,744,788) — 5.1%		8,744,788
Total Investments (Cost — $266,143,263*) — 157.0%		269,925,498
Other Assets Less Liabilities — 1.2%		2,099,807
Liability for TOB Trust Certificates, Including Interest
Expense and Fees Payable — (19.6)%		(33,787,548)
VRDP Shares, at Liquidation Value — (38.6)%		(66,300,000)
Net Assets Applicable to Common Shares — 100.0%		$171,937,757

* The cost and unrealized appreciation (depreciation) of investments as of July 31,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$232,388,089
Gross unrealized appreciation	$ 5,420,031
Gross unrealized depreciation	(1,647,527)
Net unrealized appreciation	$ 3,772,504

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	31

BlackRock MuniYield Pennsylvania Quality Fund (MPA)
Schedule of Investments (concluded)

(a) Variable rate security. Rate shown is as of report date.
(b) US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(d) Security is collateralized by Municipal or US Treasury obligations.
(e) Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.
(f) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
as amended, were as follows:

	Shares Held		Shares Held
	at July 31,	Net	at July 31,
Affiliate	2010	Activity	2011	Income
BIF Pennsylvania
Municipal
Money Fund	8,508,134	236,655	8,744,788	—

(g) Represents the current yield as of report date.
• For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
• Financial futures contracts sold as of July 31, 2011 were as follows:

				Notional	Unrealized
Contracts	Issue	Exchange	Expiration	Value	Depreciation
	10-Year US	Chicago Board	September
70	Treasury Note	of Trade	2011	$8,571,039	$ (227,086)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instrument and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of July 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	—	$ 261,180,710	—	$ 261,180,710
Short-Term
Securities	$ 8,744,788	—	—	8,744,788
Total	$ 8,744,788	$ 261,180,710	—	$ 269,925,498

1 See above Schedule of Investments for values in each sector.

Valuation Inputs Level 1		Level 2	Level 3	Total
Derivate Financial Instruments[2]
Liabilities:
Interest rate
contracts	$ (227,086)	—	—	$ (227,086)

2 Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

32	ANNUAL REPORT	JULY 31, 2011

Statements of Assets and Liabilities
	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
	MuniHoldings	MuniHoldings	MuniYield	MuniYield	MuniYield	MuniYield
	California	New Jersey	Investment	Michigan	New Jersey	Pennsylvania
	Quality	Quality	Quality	Quality	Quality	Quality
	Fund, Inc.	Fund, Inc.	Fund	Fund, Inc.	Fund, Inc.	Fund
July 31, 2011	(MUC)	(MUJ)	(MFT)	(MIY)	(MJI)	(MPA)
Assets
Investments at value — unaffiliated[1]	$1,004,520,293	$ 483,131,336	$ 179,935,781	$ 416,454,893	$ 189,683,513	$ 261,180,710
Investments at value — affiliated[2]	7,347,551	9,941,803	6,706,791	6,928,754	6,306,835	8,744,788
Cash	—	38,262	—	—	—	—
Cash pledged as collateral for financial futures contracts	—	175,000	40,000	150,000	62,040	115,000
Interest receivable	13,898,187	4,505,180	2,218,349	4,862,169	1,607,358	2,792,361
Investments sold receivable	—	3,047,219	1,012,244	—	634,528	—
Deferred offering costs	—	447,045	—	505,876	166,704	299,901
TOB trust receivable	—	—	500,000	—	—	—
Income receivable — affiliated	352	—	—	—	—	—
Prepaid expenses	25,700	15,487	9,558	29,074	4,560	24,610
Other assets	108,645	—	—	—	—	—
Total assets	1,025,900,728	501,301,332	190,422,723	428,930,766	198,465,538	273,157,370
Accrued Liabilities
Investments purchased payable	5,084,696	—	3,996,701	—	—	—
Income dividends payable — Common Shares	3,126,897	1,573,077	600,924	1,392,782	636,622	878,702
Investment advisory fees payable	416,457	222,556	78,078	180,869	83,098	114,959
Margin variation payable	—	133,000	35,625	114,000	55,812	83,125
Interest expense and fees payable	123,946	47,764	11,312	8,351	3,101	22,635
Officer's and Directors' fees payable	104,954	4,559	551	3,328	980	717
Offering costs payable	—	—	—	69,390	—	31,816
Other accrued expenses payable	196,256	273,530	69,883	45,795	120,594	22,754
Total accrued liabilities	9,053,206	2,254,486	4,793,074	1,814,515	900,207	1,154,708
Other Liabilities
TOB trust certificates	179,443,156	13,262,930	15,679,730	16,190,000	4,684,369	33,764,905
VRDP Shares, at liquidation value of
$100,000 per share[3,4]	—	172,700,000	—	144,600,000	64,400,000	66,300,000
Total other liabilities	179,443,156	185,962,930	15,679,730	160,790,000	69,084,369	100,064,905
Total Liabilities	188,496,362	188,217,416	20,472,804	162,604,515	69,984,576	101,219,613
AMPS at Redemption Value
$25,000 per share at liquidation preference,
plus unpaid dividends[3,4]	254,004,237	—	56,527,127	—	—	—
Net Assets Applicable to Common Shareholders	$ 583,400,129	$ 313,083,916	$ 113,422,792	$ 266,326,251	$ 128,480,962	$ 171,937,757
Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6]	$ 584,137,285	$ 298,856,823	$ 117,993,284	$ 263,568,602	$ 124,667,995	$ 170,089,240
Undistributed net investment income	12,027,500	6,799,663	2,052,104	4,320,295	3,176,174	2,578,207
Accumulated net realized loss	(22,673,435)	(2,450,506)	(12,069,495)	(8,240,854)	(622,807)	(4,284,839)
Net unrealized appreciation/depreciation	9,908,779	9,877,936	5,446,899	6,678,208	1,259,600	3,555,149
Net Assets Applicable to Common Shareholders	$ 583,400,129	$ 313,083,916	$ 113,422,792	$ 266,326,251	$ 128,480,962	$ 171,937,757
Net asset value per Common Share	$ 14.27	$ 14.73	$ 13.40	$ 14.63	$ 14.53	$ 14.97
[1] Investments at cost — unaffiliated	$ 994,611,514	$ 472,908,437	$ 174,391,559	$ 409,465,253	$ 188,271,441	$ 257,398,475
[2] Investments at cost — affiliated	$ 7,347,551	$ 9,941,803	$ 6,706,791	$ 6,928,754	$ 6,306,835	$ 8,744,788
3 AMPS/VRDP Shares outstanding:
Par value $0.05 per share	10,160	—	2,261	—	—	663
Par value $0.10 per share	—	1,727	—	1,446	644	—
4 AMPS/VRDP Shares authorized	15,600	9,847	1 million	8,046	3,584	1,000,663
[5] Common Shares outstanding	40,874,458	21,257,794	8,463,721	18,206,301	8,841,971	11,486,303
[6] Common Shares authorized	200 million	200 million	unlimited	200 million	200 million	unlimited

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	33

Statements of Operations
	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
	MuniHoldings	MuniHoldings	MuniYield	MuniYield	MuniYield	MuniYield
	California	New Jersey	Investment	Michigan	New Jersey	Pennsylvania
	Quality	Quality	Quality	Quality	Quality	Quality
	Fund, Inc.	Fund, Inc.	Fund	Fund, Inc.	Fund, Inc.	Fund
Year Ended July 31, 2011	(MUC)	(MUJ)	(MFT)	(MIY)	(MJI)	(MPA)
Investment Income
Interest	$ 46,700,697	$ 23,231,167	$ 9,089,928	$ 20,561,348	$ 9,427,827	$ 12,866,710
Income — affiliated	13,962	2,629	5,621	—	1,068	—
Total income	46,714,659	23,233,796	9,095,549	20,561,348	9,428,895	12,866,710
Expenses
Investment advisory	5,518,001	2,718,584	919,590	2,113,149	979,507	1,361,203
Remarketing fees on Preferred Shares	378,675	262,679	84,936	206,747	100,576	97,046
Professional	192,110	144,110	70,333	135,348	74,952	75,094
Liquidity fees	—	107,946	—	471,618	40,254	202,632
Accounting services	108,754	80,919	40,727	68,513	43,062	46,169
Officer and Directors	73,312	35,215	12,788	35,912	17,022	19,154
Transfer agent	67,170	63,983	37,836	57,669	36,324	47,689
Printing	51,480	27,142	11,426	26,756	14,263	18,518
Custodian	43,036	28,101	13,275	26,398	12,364	15,902
Registration	14,398	10,914	9,561	9,519	9,659	9,519
Miscellaneous	97,472	81,484	44,826	80,335	45,073	49,940
Total expenses excluding interest expense, fees and
amortization of offering costs	6,544,408	3,561,077	1,245,298	3,231,964	1,373,046	1,942,866
Interest expense, fees and amortization of offering costs[1]	1,339,060	168,080	128,455	357,522	60,433	368,122
Total expenses	7,883,468	3,729,157	1,373,753	3,589,486	1,433,479	2,310,988
Less fees waived by advisor	(724,414)	(125,789)	(2,218)	(15,182)	(9,877)	(7,819)
Total expenses after fees waived	7,159,054	3,603,368	1,371,535	3,574,304	1,423,602	2,303,169
Net investment income	39,555,605	19,630,428	7,724,014	16,987,044	8,005,293	10,563,541
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(7,054,539)	(78,387)	(1,729,296)	1,488,460	574,701	662,072
Financial futures contracts	(2,247,321)	(979,102)	(244,529)	(822,730)	(402,795)	(518,733)
	(9,301,860)	(1,057,489)	(1,973,825)	665,730	171,906	143,339
Net change in unrealized appreciation/depreciation on:
Investments	(3,975,773)	(8,534,682)	(2,142,965)	(5,287,265)	(4,168,036)	(4,315,913)
Financial futures contracts	107,141	(344,963)	(97,323)	(311,432)	(152,472)	(227,086)
	(3,868,632)	(8,879,645)	(2,240,288)	(5,598,697)	(4,320,508)	(4,542,999)
Total realized and unrealized loss	(13,170,492)	(9,937,134)	(4,214,113)	(4,932,967)	(4,148,602)	(4,399,660)
Dividends to AMPS Shareholders From
Net investment income	(931,589)	(627,047)	(308,831)	(651,184)	(394,067)	(313,247)
Net Increase in Net Assets Applicable to
Common Shareholders Resulting from Operations	$ 25,453,524	$ 9,066,247	$ 3,201,070	$ 11,402,893	$ 3,462,624	$ 5,850,634
[1] Related to TOBs and/or VRDP Shares.

See Notes to Financial Statements.

34	ANNUAL REPORT	JULY 31, 2011

Statements of Changes in Net Assets
	BlackRock MuniHoldings		BlackRock MuniHoldings
	California Quality Fund, Inc. (MUC)		New Jersey Quality Fund, Inc. (MUJ)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010	2011	2010
Operations
Net investment income	$ 39,555,605	$ 37,720,022	$ 19,630,428	$ 21,238,876
Net realized gain (loss)	(9,301,860)	12,432	(1,057,489)	115,574
Net change in unrealized appreciation/depreciation	(3,868,632)	50,346,834	(8,879,645)	14,444,238
Dividends and distributions to AMPS Shareholders from:
Net investment income	(931,589)	(1,056,149)	(627,047)	(701,553)
Net realized gain	—	—	—	(30,004)
Net increase in net assets applicable to Common
Shareholders resulting from operations	25,453,524	87,023,139	9,066,247	35,067,131
Dividends and Distributions to Common Shareholders From
Net investment income	(36,787,012)	(32,433,883)	(18,852,930)	(17,941,752)
Net realized gain	—	—	—	(300,750)
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(36,787,012)	(32,433,883)	(18,852,930)	(18,242,502)
Capital Share Transactions
Reinvestment of common dividends	—	—	189,682	—
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(11,333,488)	54,589,256	(9,597,001)	16,824,629
Beginning of year	594,733,617	540,144,361	322,680,917	305,856,288
End of year	$ 583,400,129	$ 594,733,617	$ 313,083,916	$ 322,680,917
Undistributed net investment income	$ 12,027,500	$ 9,839,827	$ 6,799,663	$ 6,646,637

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	35

Statements of Changes in Net Assets
	BlackRock MuniYield		BlackRock MuniYield
	Investment Quality Fund (MFT)		Michigan Quality Fund, Inc. (MIY)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010	2011	2010
Operations
Net investment income	$ 7,724,014	$ 7,787,174	$ 16,987,044	$ 17,856,258
Net realized gain (loss)	(1,973,825)	(253,144)	665,730	1,485,878
Net change in unrealized appreciation/depreciation	(2,240,288)	8,538,990	(5,598,697)	15,566,856
Dividends to AMPS Shareholders from net investment income	(308,831)	(335,411)	(651,184)	(835,377)
Net increase in net assets applicable to Common
Shareholders resulting from operations	3,201,070	15,737,609	11,402,893	34,073,615
Dividends to Common Shareholders From
Net investment income	(7,210,628)	(6,905,867)	(16,686,075)	(16,094,370)
Capital Share Transactions
Reinvestment of common dividends	91,502	75,047	—	—
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(3,918,056)	8,906,789	(5,283,182)	17,979,245
Beginning of year	117,340,848	108,434,059	271,609,433	253,630,188
End of year	$ 113,422,792	$ 117,340,848	$ 266,326,251	$ 271,609,433
Undistributed net investment income	$ 2,052,104	$ 1,855,567	$ 4,320,295	$ 4,676,060

See Notes to Financial Statements.

36	ANNUAL REPORT	JULY 31, 2011

Statements of Changes in Net Assets
	BlackRock MuniYield		BlackRock MuniYield
	New Jersey Quality Fund, Inc. (MJI)		Pennsylvania Quality Fund (MPA)
	Year Ended July 31,		Year Ended July 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2011	2010	2011	2010
Operations
Net investment income	$ 8,005,293	$ 8,588,358	$ 10,563,541	$ 10,608,015
Net realized gain	171,906	421,725	143,339	930,379
Net change in unrealized appreciation/depreciation	(4,320,508)	8,014,923	(4,542,999)	10,792,131
Dividends and distributions to AMPS Shareholders from:
Net investment income	(394,067)	(375,004)	(313,247)	(373,148)
Net realized gain	—	(93,892)	—	—
Net increase in net assets applicable to Common
Shareholders resulting from operations	3,462,624	16,556,110	5,850,634	21,957,377
Dividends and Distributions to Common Shareholders From
Net investment income	(7,636,680)	(7,425,642)	(10,531,527)	(9,345,182)
Net realized gain	—	(883,128)	—	—
Decrease in net assets resulting from dividends and distributions to
Common Shareholders	(7,636,680)	(8,308,770)	(10,531,527)	(9,345,182)
Capital Share Transactions
Reinvestment of common dividends and distributions	373,793	227,441	88,230	—
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(3,800,263)	8,474,781	(4,592,663)	12,612,195
Beginning of year	132,281,225	123,806,444	176,530,420	163,918,225
End of year	$ 128,480,962	$ 132,281,225	$ 171,937,757	$ 176,530,420
Undistributed net investment income	$ 3,176,174	$ 3,198,975	$ 2,578,207	$ 2,904,565

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	37

Statements of Cash Flows
	BlackRock	BlackRock	BlackRock	BlackRock	BlackRock
	MuniHoldings	MuniHoldings	MuniYield	MuniYield	MuniYield
	California	New Jersey	Michigan	New Jersey	Pennsylvania
	Quality	Quality	Quality	Quality	Quality
	Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund, Inc.	Fund
Year Ended July 31, 2011	(MUC)	(MUJ)	(MIY)	(MJI)	(MPA)
Cash Provided by Operating Activities
Net increase in net assets resulting from operations,
excluding dividends to AMPS Shareholders	$ 26,385,113	$ 9,693,294	$ 12,054,077	$ 3,856,691	$ 6,163,881
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	(2,043,469)	304,976	112,821	69,648	(135,195)
Increase in income receivable – affiliated	(4)	—	—	—	—
Increase in other assets	(13,408)	—	—	—	—
Decrease (increase) in prepaid expenses	12,221	2,518	(8,699)	3,540	(11,579)
Decrease (increase) in cash pledged as collateral
for financial futures contracts	84,400	(175,000)	(150,000)	(62,040)	(115,000)
Increase (decrease) in investment advisory fees payable	28,369	(11,300)	(7,712)	(3,842)	(4,677)
Increase (decrease) in interest expense and fees payable	11,299	37,900	(459)	(371)	(2,618)
Increase (decrease) in other affiliates payable	(5,983)	(3,189)	(2,713)	(1,234)	(1,732)
Increase (decrease) in other accrued expenses payable	48,617	172,393	(27,797)	70,079	(35,111)
Increase (decrease) in margin variation payable	(35,938)	133,000	114,000	55,812	83,125
Increase (decrease) in Officer’s and Directors’ fees payable	7,371	3,847	2,877	771	331
Net realized and unrealized loss on investments	11,030,312	8,613,069	3,798,805	3,593,335	3,653,841
Amortization of premium and accretion of discount on investments	3,015,790	(104,193)	584,295	(382,151)	284,217
Proceeds from sales of long-term investments	237,539,571	67,980,640	71,583,623	25,748,148	39,738,064
Purchases of long-term investments	(300,091,989)	(58,060,298)	(65,049,188)	(23,287,890)	(33,673,318)
Net proceeds from sales (purchases) of short-term securities	63,923,415	(8,824,274)	(5,194,171)	(1,757,581)	(236,654)
Cash provided by operating activities	39,895,687	19,763,383	17,809,759	7,902,915	15,707,575
Cash Used for Financing Activities
Cash receipts from TOB trust certificates	15,500,000	—	—	—	5,334,936
Cash payments for TOB trust certificates	(17,911,477)	—	—	—	(10,015,167)
Cash payments on redemption of AMPS	—	(172,700,000)	(144,650,000)	(64,475,000)	(66,350,000)
Cash receipts from issuance of VRDP Shares	—	172,700,000	144,600,000	64,400,000	66,300,000
Increase in deferred offering costs	—	(447,045)	(505,876)	(166,704)	(299,901)
Increase in offering costs payable	—	—	69,390	—	31,816
Cash dividends paid to Common Shareholders	(36,541,764)	(18,641,086)	(16,658,766)	(7,261,119)	(10,391,196)
Cash dividends paid to AMPS Shareholders	(942,446)	(636,990)	(664,507)	(400,092)	(318,063)
Cash used for financing activities	(39,895,687)	(19,725,121)	(17,809,759)	(7,902,915)	(15,707,575)
Cash
Net increase in cash	—	38,262	—	—	—
Cash at beginning of year	—	—	—	—	—
Cash at end of year	—	$ 38,262	—	—	—
Cash Flow Information
Cash paid during the year for interest and fees	$ 1,327,761	$ 92,276	$ 255,601	$ 46,670	$ 335,746
Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	—	$ 189,682	—	$ 373,793	$ 88,230

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowings during the year, based on the average borrowings outstanding in relation to total average assets.

See Notes to Financial Statements.

38	ANNUAL REPORT	JULY 31, 2011

Financial Highlights

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

			Period
	Year Ended July 31,		July 1, 2009	Year Ended June 30,
			to July 31,
	2011	2010	2009	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$ 14.55	$ 13.21	$ 13.05	$ 13.84	$ 14.48	$ 14.44
Net investment income[1]	0.97	0.92	0.08	0.90	0.96	1.01
Net realized and unrealized gain (loss)	(0.33)	1.24	0.14	(0.89)	(0.60)	0.07
Dividends to AMPS Shareholders from
net investment income	(0.02)	(0.03)	(0.00)[2]	(0.15)	(0.32)	(0.31)
Net increase (decrease) from investment operations	0.62	2.13	0.22	(0.14)	0.04	0.77
Dividends to Common Shareholders from
net investment income	(0.90)	(0.79)	(0.06)	(0.65)	(0.68)	(0.73)
Net asset value, end of period	$ 14.27	$ 14.55	$ 13.21	$ 13.05	$ 13.84	$ 14.48
Market price, end of period	$ 13.15	$ 14.04	$ 12.18	$ 11.07	$ 12.24	$ 13.92
Total Investment Return[3]
Based on net asset value	4.88%	16.96%	1.75%[4]	0.21%	0.64%	5.46%
Based on market price	0.16%	22.40%	10.59%[4]	(3.88)%	(7.41)%	5.02%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.38%	1.23%	1.34%[6,7]	1.59%	1.58%	1.66%
Total expenses after fees waived[5]	1.25%	1.12%	1.19%[6,7]	1.40%	1.50%	1.60%
Total expenses after fees waived and excluding interest
expense and fees[5,8]	1.02%	0.98%	1.06%[6,7]	1.02%	1.14%	1.12%
Net investment income[5]	6.93%	6.52%	6.59%[6,7]	7.08%	6.72%	6.81%
Dividends to AMPS Shareholders	0.16%	0.18%	0.23%[6]	1.15%	2.22%	2.11%
Net investment income to Common Shareholders	6.77%	6.34%	6.36%[6,7]	5.93%	4.50%	4.70%
Supplemental Data
Net assets applicable to Common Shareholders,
end of period (000)	$ 583,400	$ 594,734	$ 540,144	$ 533,256	$ 565,757	$ 592,053
AMPS outstanding at $25,000 liquidation
preference, end of period (000)	$ 254,000	$ 254,000	$ 254,000	$ 287,375	$ 287,375	$ 390,000
Portfolio turnover	24%	25%	1%	19%	43%	35%
Asset coverage per AMPS at $25,000
liquidation preference, end of period	$ 82,421	$ 83,538	$ 78,166	$ 71,392	$ 74,225	$ 62,965

1 Based on average Common Shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Do not reflect the effect of dividends to AMPS Shareholders.
6 Annualized.
7 Certain non-recurring expenses have been included in the ratio but not annualized. If these expenses were annualized, the ratios of total expenses, total expenses after fees waived, total expenses after fees waived excluding interest expense and fees, net investment income and net investment income to Common Shareholders would have been 1.43%, 1.28%,
1.15%, 6.50% and 6.27%, respectively.
8 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	39

Financial Highlights

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

	Year Ended July 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 15.19	$ 14.40	$ 14.35	$ 14.86	$ 14.91
Net investment income[1]	0.93	1.00	0.98	0.93	1.03
Net realized and unrealized gain (loss)	(0.47)	0.67	(0.11)	(0.47)	(0.03)
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.03)	(0.03)	(0.16)	(0.31)	(0.31)
Net realized gain	—	(0.00)[2]	—	—	—
Net increase from investment operations	0.43	1.64	0.71	0.15	0.69
Dividends and distributions to Common Shareholders from:
Net investment income	(0.89)	(0.84)	(0.66)	(0.66)	(0.74)
Net realized gain	—	(0.01)	—	—	—
Total dividends and distributions to Common Shareholders	(0.89)	(0.85)	(0.66)	(0.66)	(0.74)
Net asset value, end of year	$ 14.73	$ 15.19	$ 14.40	$ 14.35	$ 14.86
Market price, end of year	$ 13.74	$ 15.05	$ 13.38	$ 12.93	$ 14.40
Total Investment Return[3]
Based on net asset value	3.28%	11.95%	6.13%	1.35%	4.71%
Based on market price	(2.77)%	19.37%	9.45%	(5.76)%	0.99%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.21%	1.13%	1.30%	1.30%	1.45%
Total expenses after fees waived[4]	1.17%	1.08%	1.21%	1.23%	1.40%
Total expenses after fees waived and excluding interest expense,
fees and amortization of offering costs[4,5]	1.11%	1.05%	1.10%	1.15%	1.17%
Net investment income[4]	6.36%	6.71%	7.04%	6.22%	6.77%
Dividends to AMPS Shareholders	0.21%	0.22%	1.13%	2.11%	2.03%
Net investment income to Common Shareholders	6.15%	6.49%	5.91%	4.11%	4.74%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 313,084	$ 322,681	$ 305,856	$ 304,947	$ 315,769
AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	$ 172,700	$ 172,700	$ 176,700	$ 203,000
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$ 172,700	—	—	—	—
Portfolio turnover	12%	13%	9%	12%	17%
Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	$ 71,713	$ 69,278[6]	$ 68,152[6]	$ 63,898[6]
Asset coverage per VRDP Share at $100,000 liquidation value, end of year	$ 281,288	—	—	—	—

1 Based on average Common Shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Do not reflect the effect of dividends to AMPS Shareholders.
5 Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 8 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.
6 Amounts have been recalculated to conform with current year presentation.

See Notes to Financial Statements.

40	ANNUAL REPORT	JULY 31, 2011

Financial Highlights

BlackRock MuniYield Investment Quality Fund (MFT)

				Period
				November 1, 2007
	Year Ended July 31,			to July 31,	Year Ended October 31,
	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 13.87	$ 12.83	$ 13.42	$ 14.38	$ 14.91	$ 14.72
Net investment income[1]	0.91	0.92	0.94	0.71	0.95	0.97
Net realized and unrealized gain (loss)	(0.49)	0.98	(0.70)	(0.97)	(0.49)	0.24
Dividends to AMPS Shareholders from net investment income	(0.04)	(0.04)	(0.15)	(0.22)	(0.31)	(0.27)
Net increase (decrease) from investment operations	0.38	1.86	0.09	(0.48)	0.15	0.94
Dividends to Common Shareholders from net investment income	(0.85)	(0.82)	(0.68)	(0.48)	(0.68)	(0.75)
Net asset value, end of period	$ 13.40	$ 13.87	$ 12.83	$ 13.42	$ 14.38	$ 14.91
Market price, end of period	$ 12.39	$ 14.28	$ 11.80	$ 11.75	$ 12.74	$ 14.21
Total Investment Return[2]
Based on net asset value	3.20%	14.99%	1.94%	(2.97)%[3]	1.39%	6.87%
Based on market price	(7.32)%	28.72%	7.08%	(4.11)%[3]	(5.75)%	5.73%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.23%	1.19%	1.40%	1.51%[5]	1.54%	1.46%
Total expenses after fees waived[4]	1.23%	1.19%	1.37%	1.49%[5]	1.52%	1.45%
Total expenses after fees waived and excluding interest expense and fees[4,6]	1.11%	1.09%	1.19%	1.18%[5]	1.20%	1.17%
Net investment income[4]	6.91%	6.80%	7.54%	6.60%[5]	6.53%	6.58%
Dividends to AMPS Shareholders	0.28%	0.29%	1.23%	2.07%[5]	2.13%	1.87%
Net investment income to Common Shareholders	6.63%	6.51%	6.31%	4.53%[5]	4.40%	4.71%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 113,423	$ 117,341	$ 108,434	$ 113,449	$ 121,574	$ 126,042
AMPS outstanding at $25,000 liquidation preference, end of period (000)	$ 56,525	$ 56,525	$ 56,525	$ 62,250	$ 72,000	$ 72,000
Portfolio turnover	29%	38%	43%	21%	26%	34%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	$ 75,165	$ 76,900	$ 72,961	$ 70,569	$ 67,220	$ 68,769

1 Based on average Common Shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Do not reflect the effect of dividends to AMPS Shareholders.
5 Annualized.
6 Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	41

Financial Highlights

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

				Period
				November 1, 2007
		Year Ended July 31,		to July 31,	Year Ended October 31,
	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 14.92	$ 13.93	$ 14.16	$ 15.03	$ 15.45	$ 15.32
Net investment income[1]	0.93	0.98	1.00	0.70	1.06	1.04
Net realized and unrealized gain (loss)	(0.26)	0.94	(0.40)	(0.82)	(0.45)	0.22
Dividends to AMPS Shareholders from net investment income	(0.04)	(0.05)	(0.16)	(0.23)	(0.32)	(0.29)
Net increase (decrease) from investment operations	0.63	1.87	0.44	(0.35)	0.29	0.97
Dividends to Common Shareholders from net investment income	(0.92)	(0.88)	(0.67)	(0.52)	(0.71)	(0.84)
Net asset value, end of period	$ 14.63	$ 14.92	$ 13.93	$ 14.16	$ 15.03	$ 15.45
Market price, end of period	$ 13.39	$ 14.55	$ 12.25	$ 12.30	$ 13.40	$ 14.67
Total Investment Return[2]
Based on net asset value	4.78%	14.31%	4.66%	(2.02)%[3]	2.30%	6.64%
Based on market price	(1.67)%	26.76%	5.95%	(4.54)%[3]	(3.95)%	1.32%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.37%	1.07%	1.27%	1.42%[5]	1.55%	1.62%
Total expenses after fees waived[4]	1.36%	1.07%	1.25%	1.40%[5]	1.55%	1.61%
Total expenses after fees waived and excluding interest expense,
fees and amortization of offering costs[4,6]	1.23%	1.03%	1.09%	1.13%[5]	1.12%	1.11%
Net investment income[4]	6.48%	6.72%	7.37%	6.19%[5]	6.95%	6.84%
Dividends to AMPS Shareholders	0.25%	0.31%	1.19%	2.05%[5]	2.12%	1.87%
Net investment income to Common Shareholders	6.23%	6.41%	6.18%	4.14%[5]	4.83%	4.97%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 266,326	$ 271,609	$ 253,630	$ 257,806	$ 273,593	$ 281,350
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$ 144,650	$ 144,650	$ 144,650	$ 165,000	$ 165,000
VRDP Shares outstanding at $100,000 liquidation value, end of period (000) .	$ 144,600	—	—	—	—	—
Portfolio turnover	16%	15%	9%	21%	10%	15%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$ 71,945	$ 68,838	$ 69,563	$ 66,461	$ 67,638
Asset coverage per VRDP share at $100,000 liquidation value, end of period	$ 284,181	—	—	—	—	—

1 Based on average Common Shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Do not reflect the effect of dividends to AMPS Shareholders.
5 Annualized.
6 Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 8 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

See Notes to Financial Statements.

42	ANNUAL REPORT	JULY 31, 2011

Financial Highlights

BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

				Period
				November 1, 2007
	Year Ended July 31,			to July 31,	Year Ended October 31,
	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 15.00	$ 14.07	$ 14.23	$ 15.02	$ 15.42	$ 15.07
Net investment income[1]	0.91	0.98	0.96	0.69	0.96	0.97
Net realized and unrealized gain (loss)	(0.48)	0.94	(0.27)	(0.76)	(0.42)	0.36
Dividends and distributions to AMPS Shareholders from:
Net investment income	(0.04)	(0.04)	(0.15)	(0.21)	(0.28)	(0.25)
Net realized gain	—	(0.01)	(0.01)	(0.01)	(0.00)[2]	—
Net increase (decrease) from investment operations	0.39	1.87	0.53	(0.29)	0.26	1.08
Dividends and distributions to Common Shareholders from:
Net investment income	(0.86)	(0.84)	(0.67)	(0.49)	(0.65)	(0.73)
Net realized gain	—	(0.10)	(0.02)	(0.01)	(0.01)	—
Total dividends and distributions to Common Shareholders	(0.86)	(0.94)	(0.69)	(0.50)	(0.66)	(0.73)
Net asset value, end of period	$ 14.53	$ 15.00	$ 14.07	$ 14.23	$ 15.02	$ 15.42
Market price, end of period	$ 13.16	$ 14.92	$ 12.82	$ 12.81	$ 13.70	$ 14.96
Total Investment Return[3]
Based on net asset value	3.10%	13.90%	4.94%	(1.67)%[4]	2.00%	7.50%
Based on market price	(6.12)%	24.34%	6.22%	(2.95)%[4]	(4.10)%	7.28%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.13%	1.06%	1.22%	1.24%[6]	1.37%	1.59%
Total expenses after fees waived[5]	1.12%	1.05%	1.21%	1.24%[6]	1.37%	1.59%
Total expenses after fees waived and excluding interest expense,
fees and amortization of offering costs[5,7]	1.08%	1.02%	1.11%	1.18%[6]	1.17%	1.15%
Net investment income[5]	6.32%	6.64%	7.10%	6.18%[6]	6.30%	6.46%
Dividends to AMPS Shareholders	0.31%	0.29%	1.12%	1.87%[6]	1.81%	1.63%
Net investment income to Common Shareholders	6.01%	6.35%	5.98%	4.31%[6]	4.49%	4.83%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 128,481	$ 132,281	$ 123,806	$ 125,233	$ 132,174	$ 135,767
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$ 64,475	$ 64,475	$ 65,700	$ 73,500	$ 73,500
VRDP Shares outstanding at $100,000 liquidation value, end of period (000) .	$ 64,400	—	—	—	—	—
Portfolio turnover	12%	12%	8%	13%	23%	11%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$ 76,294	$ 73,008	$ 72,666	$ 69,965	$ 71,185
Asset coverage per VRDP share at $100,000 liquidation value, end of period	$ 299,505	—	—	—	—	—

1 Based on average Common Shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applica-
ble, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Do not reflect the effect of dividends to AMPS Shareholders.
6 Annualized.
7 Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 8 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2011	43

Financial Highlights

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

				Period
				November 1, 2007	Year Ended October 31,
		Year Ended July 31,		to July 31,
	2011	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$ 15.38	$ 14.28	$ 14.30	$ 15.49	$ 15.89	$ 15.57
Net investment income[1]	0.92	0.92	0.93	0.71	1.01	1.01
Net realized and unrealized gain (loss)	(0.38)	1.02	(0.15)	(1.18)	(0.40)	0.36
Dividends to AMPS Shareholders from net investment income	(0.03)	(0.03)	(0.14)	(0.22)	(0.32)	(0.27)
Net increase (decrease) from investment operations	0.51	1.91	0.64	(0.69)	0.29	1.10
Dividends to Common Shareholders from net investment income	(0.92)	(0.81)	(0.66)	(0.50)	(0.69)	(0.78)
Capital charges with respect to the issuance of Preferred Shares	—	—	—	—	—	(0.00)[2]
Net asset value, end of period	$ 14.97	$ 15.38	$ 14.28	$ 14.30	$ 15.49	$ 15.89
Market price, end of period	$ 13.94	$ 15.26	$ 12.87	$ 12.43	$ 13.67	$ 14.60
Total Investment Return[3]
Based on net asset value	3.84%	14.18%	5.88%	(4.18)%[4]	2.19%	7.52%
Based on market price	(2.55)%	25.70%	9.78%	(5.62)%[4]	(1.85)%	3.16%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.37%	1.15%	1.27%	1.50%[6]	1.72%	1.70%
Total expenses after fees waived[5]	1.36%	1.15%	1.25%	1.48%[6]	1.72%	1.69%
Total expenses after fees waived and excluding interest expense,
fees and amortization of offering costs[5,7]	1.14%	1.00%	1.06%	1.13%[6]	1.13%	1.13%
Net investment income[5]	6.24%	6.17%	6.82%	6.18%[6]	6.44%	6.49%
Dividends to AMPS Shareholders	0.18%	0.22%	1.00%	1.93%[6]	2.02%	1.76%
Net investment income to Common Shareholders	6.06%	5.95%	5.82%	4.25%[6]	4.42%	4.73%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$ 171,938	$ 176,530	$ 163,918	$ 164,119	$ 177,807	$ 182,402
AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	$ 66,350	$ 66,350	$ 77,400	$ 102,000	$ 102,000
VRDP Shares outstanding at $100,000 liquidation value, end of period (000) .	$ 66,300	—	—	—	—	—
Portfolio turnover	11%	6%	18%	24%	35%	25%
Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	$ 91,517	$ 86,765	$ 78,018	$ 68,585	$ 69,717
Asset coverage per VRDP share at $100,000 liquidation value, end of period	$ 359,333	—	—	—	—	—

1 Based on average Common Shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Aggregate total investment return.
5 Do not reflect the effect of dividends to AMPS Shareholders.
6 Annualized.
7 Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 8 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

See Notes to Financial Statements.

44	ANNUAL REPORT	JULY 31, 2011

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock MuniHoldings California Quality Fund, Inc. (“MUC”), formerly
BlackRock MuniHoldings California Insured Fund, Inc., BlackRock
MuniHoldings New Jersey Quality Fund, Inc. (“MUJ”), formerly BlackRock
MuniHoldings New Jersey Insured Fund. Inc., BlackRock MuniYield
Investment Quality Fund (“MFT”), formerly BlackRock MuniYield Insured
Investment Fund, BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”),
formerly BlackRock MuniYield Michigan Insured Fund, Inc., BlackRock
MuniYield New Jersey Quality Fund, Inc. (“MJI”), formerly MuniYield New
Jersey Insured Fund, Inc., and BlackRock MuniYield Pennsylvania Quality
Fund (“MPA”), formerly MuniYield Pennsylvania Insured Fund (collectively, the “Funds”), are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. MUC, MUJ, MIY and MJI are organized as Maryland corporations. MFT and MPA are organized as Massachusetts business trusts. The Funds' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the finan-
cial statements. Actual results could differ from those estimates. The Board of Directors and the Board of Trustees of the Funds are referred to through-
out this report as the “Board of Directors” or the “Board”. The Funds deter-
mine and make available for publication the NAV of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by each Fund’s Board. Municipal investments (including commitments to purchase such investments on a
“when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pric-
ing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market trans-
actions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end reg-
istered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value
Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the cur-
rent sale of that asset in an arm’s-length transaction. Fair value determina-
tions shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The
Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such trans-
actions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such con-
ditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the
Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, includ-
ing the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds' maximum amount of loss is the unrealized appre-
ciation of unsettled when-issued transactions, which is shown in the
Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB
Residuals held by a Fund include the right of a Fund (1) to cause the hold-
ers of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-
term interest rates, and (2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be terminated without the consent of a Fund upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.
During the year ended July 31, 2011, no TOBs that the Funds participated in were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Fund, which typically invests the cash in additional municipal bonds. Each Fund's transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, there-
fore the municipal bonds deposited into a TOB are presented in the Funds'

ANNUAL REPORT	JULY 31, 2011	45

Notes to Financial Statements (continued)

Schedules of Investments and the proceeds from the issuance of the short-
term floating rate certificates are shown as TOB trust certificates under other liabilities in the Statements of Assets and Liabilities.

Interest income, including amortization and accretion of premiums and dis-
counts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The short-term floating rate certifi-
cates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. At July 31, 2011, the aggregate value of the underlying munici-
pal bonds transferred to TOBs, the related liability for TOB trust certificates and the range of interest rates on the liability for TOB trust certificates were as follows:

	Underlying	Liability
	Municipal Bonds	for TOB Trust	Range of
	Transferred to TOBs	Certificates	Interest Rates
MUC	$343,676,700	$179,443,156	0.08% – 0.14%
MUJ	$ 22,220,446	$ 13,262,930	0.11% – 0.17%
MFT	$ 30,229,342	$ 15,679,730	0.08% – 0.22%
MIY	$ 31,737,233	$ 16,190,000	0.11% – 0.21%
MJI	$ 7,938,089	$ 4,684,369	0.11% – 0.17%
MPA	$ 66,518,063	$ 33,764,905	0.12% – 0.34%

For the year ended July 31, 2011, the Funds' average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB	Daily Weighted
	Trust Certificates	Average
	Outstanding	Interest Rate
MUC	$179,603,970	0.75%
MUJ	$ 13,262,930	0.69%
MFT	$ 15,884,148	0.81%
MIY	$ 16,190,000	0.68%
MJI	$ 4,684,369	0.68%
MPA	$ 36,712,946	0.79%

Should short-term interest rates rise, the Funds' investments in TOBs may adversely affect the Funds' net investment income and dividends to
Common Shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Funds' net asset values per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”)
require that the Funds either deliver collateral or segregate assets in con-
nection with certain investments (e.g., financial futures contracts), the
Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.
Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transac-
tions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distribu-
tions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to AMPS and
VRDP Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regu-
lated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Funds' US federal tax returns remains open for the two years ended July 31, 2011, the period ended July 31, 2009 and for the year ended June 30, 2009 for MUC, for each of the four years ended July 31,
2011 for MUJ and for each of the three years ended July 31, 2011 and period ended July 31, 2008 for MFT, MIY, MJI and MPA. The statutes of limi-
tations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting
Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measure-
ment, a description of the valuation policies and procedures and a narra-
tive description of sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobserv-
able inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after
December 15, 2011, and interim periods within those fiscal years.
Management is evaluating the impact of this guidance on the Funds’ finan-
cial statements and disclosures.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each
Fund's Board, independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same

46	ANNUAL REPORT	JULY 31, 2011

Notes to Financial Statements (continued)

economic effect for the Independent Directors as if the Independent
Directors had invested the deferred amounts directly in certain other
BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each
Fund. Each Fund may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund's deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and dis-
tributions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Offering Costs: Certain Funds incurred costs in connection with its issuance of VRDP Shares, which were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which are amortized over the life of the liquidity agreement. Amortization of these costs is included in inter-
est expense, fees and amortization of offering costs in the Statements of
Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applica-
ble, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as interest rate risk.
These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavor-
able change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk).
Financial futures contracts are agreements between the Funds and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the con-
tract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the
Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:

Fair Values of Derivative Financial Instruments as of July 31, 2011
Liability Derivatives
	MUJ	MFT	MIY	MJI	MPA
Statement of Assets
	and Liabilities Location				Value
Net unrealized
Interest rate contracts	appreciation/depreciation* $ (344,963)	$ (97,323)	$ (311,432)	$ (152,472)	$ (227,086)

* Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the
Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations
Year Ended July 31, 2011
Net Realized Loss from
	MUC	MUJ	MFT	MIY	MJI	MPA
Interest rate contracts:
Financial futures contracts	$ (2,247,321)	$ (979,102)	$ (244,529)	$ (822,730)	$ (402,795)	$ (518,733)

Net Change in Unrealized Appreciation/Depreciation on
	MUC	MUJ	MFT	MIY	MJI	MPA
Interest rate contracts:
Financial futures contracts	$ 107,141	$ (344,963)	$ (97,323)	$ (311,432)	$ (152,472)	$ (227,086)

For the year ended July 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUC	MUJ	MFT	MIY	MJI	MPA
Financial futures contracts:
Average number of contracts sold	50	56	15	48	24	32
Average notional value of contracts sold	$ 5,925,686	$ 6,751,394	$ 1,836,807	$ 5,782,971	$ 2,831,246	$ 3,831,580

ANNUAL REPORT	JULY 31, 2011	47

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. ("PNC") and Barclays Bank PLC
("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock").
Due to the ownership structure, PNC is an affiliate of the Funds for 1940
Act purposes, but Barclays is not.

Each Fund entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Funds' investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each
Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

MUC	0.55%
MUJ	0.55%
MFT	0.50%
MIY	0.50%
MJI	0.50%
MPA	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indi-
rectly through its investment in affiliated money market funds, however the
Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund's investment in other affiliated investment companies, if any. These amounts are shown as, or included in, fees waived by advisor in the Statements of Operations. For the year ended July 31, 2011, the amounts waived were as follows:

MUC	$36,803
MUJ	$20,423
MFT	$ 2,218
MIY	$15,182
MJI	$ 9,877
MPA	$ 7,819

The Manager, for MUC and MUJ, has voluntarily agreed to waive its invest-
ment advisory fee on the proceeds of the Preferred Shares and TOBs that exceed 35% of the respective Fund’s net assets applicable to Common
Shareholders. These amounts are included in fees waived by advisor in the
Statements of Operations. For the year ended July 31, 2011, the amounts waived were as follows:

MUC	$687,611
MUJ	$105,366

The Manager entered into a sub-advisory agreement with BlackRock
Investment Management, LLC (“BIM”), an affiliate of the Manager. The
Manager pays BIM for services it provides, a monthly fee that is a percent-
age of the investment advisory fees paid by each Fund to the Manager.

For the year ended July 31, 2011, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

MUC	$ 8,355
MUJ	$40,140
MFT	$ 1,522
MIY	$ 3,448
MJI	$ 1,634
MPA	$ 2,239

Effective January 1, 2011, the Funds no longer reimburse the Manager for accounting services.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for com-
pensation paid to the Funds' Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2011, were as follows:

	Purchases	Sales
MUC	$296,081,305	$237,040,613
MUJ	$ 58,060,298	$ 66,931,314
MFT	$ 55,325,892	$ 51,420,703
MIY	$ 65,049,188	$ 71,583,623
MJI	$ 23,287,890	$ 26,116,289
MPA	$ 30,619,018	$ 39,738,064

5. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax report-
ing. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of July 31, 2011 attributable to amortization methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards and the sale of bonds received from TOBs were reclassified to the following accounts:

	MUC	MUJ	MFT	MIY	MJI	MPA
Paid-in capital	$ (1,543,437)	$ (2,575)	—	$ (7,414)	$ (2,653)	$ (5,758)
Undistributed net investment income	$ 350,669	$ 2,575	$ (8,018)	$ (5,550)	$ 2,653	$ (45,125)
Accumulated net realized loss	$ 1,192,768	—	$ 8,018	$ 12,964	—	$ 50,883

48	ANNUAL REPORT	JULY 31, 2011

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended July 31, 2011 and July 31, 2010 was as follows:

		MUC	MUJ	MFT	MIY	MJI	MPA
Tax-exempt Income	7/31/2011	$ 37,718,601	$ 19,556,821	$ 7,519,459	$ 17,584,477	$ 8,053,155	$ 10,809,279
	7/31/2010	33,490,032	18,643,305	7,241,278	16,929,747	7,778,168	9,718,330
Ordinary Income	7/31/2011	—	—	—	—	—	111,850
	7/31/2010	—	—	—	—	34,535	—
Long term capital gains	7/31/2011	—	—	—	—	—	—
	7/31/2010	—	330,754	—	—	964,963	—
Total distributions	7/31/2011	$ 37,718,601	$ 19,556,821	$ 7,519,459	$ 17,584,477	$ 8,053,155	$ 10,921,129
	7/31/2010	$ 33,490,032	$ 18,974,059	$ 7,241,278	$ 16,929,747	$ 8,777,666	$ 9,718,330

As of July 31, 2011, the tax components of accumulated net earnings (losses) were as follows:

	MUC	MUJ	MFT	MIY	MJI	MPA
Undistributed tax-exempt income	$ 11,599,623	$ 6,383,703	$ 1,967,630	$ 3,960,031	$ 2,749,091	$ 2,504,581
Undistributed ordinary income	7,183	3	4	285,451	280,292	174
Capital loss carryforwards	(10,854,001)	(566,673)	(9,918,934)	(7,547,110)	(341,211)	(3,892,390)
Net unrealized gains (losses)*	(1,489,961)	8,410,060	3,380,808	6,059,277	1,124,795	3,236,152
Total	$ (737,156)	$ 14,227,093	$ (4,570,492)	$ 2,757,649	$ 3,812,967	$ 1,848,517
* The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the deferral of post-October capital losses for tax purposes, the treatment of residual interests in TOBs and the deferral of compensation to directors.

As of July 31, 2011, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUC	MUJ	MFT	MIY	MJI	MPA
2012	—	—	$ 1,910,577	$ 3,826,164	—	—
2016	$ 2,097,897	—	659,619	1,689,814	—	—
2017	8,756,104	—	993,919	2,031,132	—	$ 2,948,179
2018	—	—	6,354,819		—	893,908
2019	—	$ 566,673	—	—	$ 341,211	50,303
Total	$ 10,854,001	$ 566,673	$ 9,918,934	$ 7,547,110	$ 341,211	$ 3,892,390

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after July 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Concentration, Market and Credit Risk:

MUC, MUJ, MIY, MJI, and MPA invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the
Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctua-
tions. Similar to issuer credit risk, the Funds may be exposed to counter-
party credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the
Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds' exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds' Statements of Assets and Liabilities, less any collateral held by the Funds.

As of July 31, 2011, MUC and MFT invested a significant portion of their assets in securities in the County/City/Special District/School District and
Utilities sectors. MUJ and MJI invested a significant portion of their assets in securities in the State sector. MIY invested a significant portion of its assets in securities in the County/City/Special District/School District sec-
tor. MPA invested a significant portion of its assets in securities in the
County/City/Special District/School District and State sectors. Changes in economic conditions affecting the County/City/Special District/School

ANNUAL REPORT	JULY 31, 2011	49

Notes to Financial Statements (continued)

District, State and Utilities sectors would have a greater impact on the
Funds and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

MFT and MPA are authorized to issue an unlimited number of Common
Shares of beneficial interest, par value $0.10 per share together with 1 million Preferred Shares of beneficial interest, par value $0.05 per share.
Each Fund’s Board is authorized, however, to reclassify any unissued shares of Common Shares without approval of Common Shareholders.

MUC, MUJ, MIY, and MJI are authorized to issue 200 million shares, par value $0.10 per share or $0.05 per share, all of which were initially classi-
fied as Common Shares. Each Fund’s Board is authorized, however, to reclassify any unissued shares of Common Shares without approval of
Common Shareholders.

Common Shares
For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended	Year Ended
	July 31, 2011	July 31, 2010
MUJ	12,381	—
MFT	6,451	5,456
MJI	24,556	15,316
MPA	5,736	—

Shares issued and outstanding remained constant for MUC and MIY for the years ended July 31, 2011 and July 31, 2010.

AMPS
The AMPS are redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in each Fund's Articles of Amendment/
Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, each Fund may effect repurchases of its
AMPS at prices below their liquidation preference as agreed upon by the
Fund and seller. Each Fund also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. Each Fund intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The Funds had the following series of AMPS outstanding, effective yields and reset frequency as of July 31, 2011:

				Reset
			Effective	Frequency
	Series	AMPS	Yield	Days
MUC	A	1,251	0.11%	7
	B	2,527	0.12%	7
	C	2,084	0.12%	7
	D	1,928	0.12%	7
	E	2,370	0.12%	7
MFT	A	1,884	0.11%	7
	B	377	1.26%	7

Dividends on seven-day AMPS are cumulative at a rate which is reset every seven days, based on the results of an auction. If the AMPS fail to clear the auction on an auction date, each Fund is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive divi-
dend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the AMPS is as footnoted in the table below.
The low, high and average dividend rates on the AMPS for each Fund for the period were as follows:

	Series	Low	High	Average
MUC	A1	0.11%	0.50%	0.37%
	B1	0.11%	0.50%	0.36%
	C1	0.11%	0.50%	0.36%
	D1	0.11%	0.50%	0.37%
	E1	0.11%	0.50%	0.37%
MUJ	A1	0.12%	0.50%	0.38%
	B1	0.12%	0.50%	0.38%
	C1	0.15%	0.50%	0.38%
	D1	0.14%	0.50%	0.38%
	E1	0.13%	0.50%	0.38%
MFT	A1	0.11%	0.50%	0.37%
	B2	1.26%	1.56%	1.44%
MIY	A1	0.37%	0.50%	0.41%
	B1	0.35%	0.50%	0.41%
	C1	0.37%	0.50%	0.41%
	D2	1.43%	1.56%	1.48%
MJI	A1	0.11%	0.50%	0.37%
	B7	1.26%	1.56%	1.45%
MPA	A1	0.24%	0.50%	0.40%
	B1	0.32%	0.50%	0.41%
	C2	1.32%	1.56%	1.46%

1 The maximum applicable rate on this series of AMPS is the higher of 110% of the AA commercial paper rate or 110% of 90% of Kenny S&P 30-day High Grade Index rate divided by 1.00 minus the marginal tax rate.
2 The maximum applicable rate on this series of AMPS is the higher of 110% plus or times (i) the Telerate/BBA LIBOR or (ii) 90% of Kenny S&P 30-day High Grade Index
rate divided by 1.00 minus the marginal tax rate.

Since February 13, 2008, the AMPS of the Funds failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maxi-
mum applicable rate, which ranged from 0.11% to 1.56% for the year ended July 31, 2011. A failed auction is not an event of default for the
Funds but it has a negative impact on the liquidity of AMPS. A failed auc-
tion occurs when there are more sellers of a Fund's AMPS than buyers.

50	ANNUAL REPORT	JULY 31, 2011

Notes to Financial Statements (continued)

A successful auction for the Funds' AMPS may not occur for some time, if ever, and even if liquidity does resume, AMPS Shareholders may not have the ability to sell the AMPS at their liquidation preference.

MUC and MFT may not declare dividends or make other distributions on
Common Shares or purchase any such shares if, at the time of the declara-
tion, distribution or purchase, asset coverage with respect to the outstand-
ing AMPS is less than 200%.

MUC and MFT pay commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auc-
tions. Certain broker dealers have individually agreed to reduce commis-
sions for failed auctions.

During the year ended July 31, 2011, certain funds announced the follow-
ing redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

		Redemption	Shares	Aggregate
	Series	Date	Redeemed Principal
MUJ	A7	7/19/11	1,157	$28,925,000
	B7	7/22/11	1,157	$28,925,000
	C7	7/20/11	2,042	$51,050,000
	D7	7/21/11	1,599	$39,975,000
	E7	7/18/11	953	$23,825,000
MJI	A7	7/25/11	1,965	$49,125,000
	B7	7/22/11	614	$15,350,000
MIY	A7	5/18/11	1,753	$43,825,000
	B7	5/16/11	1,753	$43,825,000
	C7	5/12/11	1,403	$35,075,000
	D7	5/17/11	877	$21,925,000
MPA	A7	6/14/11	1,041	$26,025,000
	B7	6/08/11	1,249	$31,225,000
	C7	6/10/11	364	$ 9,100,000

The Funds financed the AMPS redemptions with proceeds received from the issuance of VRDP Shares.

AMPS issued and outstanding remained constant for the years ended July
31, 2011 and July 31, 2010 for MUC and MFT.

VRDP Shares
MUJ, MIY, MJI and MPA issued Series W-7 VRDP Shares, $100,000 liquida-
tion value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule
144A under the Securities Act of 1933 and include a liquidity feature that allows the VRDP Shareholders to have their shares purchased by the liquid ity provider in the event of a failed remarketing. The Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. The Funds entered into a fee agreement with the liquidity provider that required an initial commitment and per annum liquidity fee which is shown as liquidity fees in the

Statements of Operations. The VRDP Shares issued for the year ended
July 31, 2011 were as follows:

		Issue	Shares	Maturity
	Series	Date	Issued	Date
MUJ	W-7	6/30/11	1,727	7/01/41
MIY	W-7	4/21/11	1,446	5/01/41
MJI	W-7	6/30/11	644	7/01/41
MPA	W-7	5/19/11	663	6/01/41

Dividends on the VRDP Shares are set weekly at a rate established by a remarketing agent. Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each
Fund also may redeem the VRDP Shares if it fails to maintain certain asset coverage requirements and such failure is not cured timely. The redemption price per share is equal to the liquidation value per share. For the year ended July 31, 2011, all of the Funds’ VRDP Shares have successfully remarketed since issuance, with average dividend rates as follows:

Rate
MUJ	0.25%
MJI	0.25%
MIY	0.36%
MPA	0.31%

For financial reporting purposes, the liquidation value of VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities.
Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends paid on the
VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. Dividends paid to holders of VRDP Shares are classified as tax-exempt income for tax-reporting purposes.

The holders of Preferred Shares have voting rights equal to the holders of
Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

ANNUAL REPORT	JULY 31, 2011	51

Notes to Financial Statements (concluded)

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the
Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend in the following amounts per share on September 1, 2011 to Common Shareholders of record on
August 15, 2011:

Common Dividend Per Share
MUC	$0.0765
MUJ	$0.0740
MFT	$0.0710
MIY	$0.0765
MJI	$0.0720
MPA	$0.0765

The dividends declared on AMPS or VRDP Shares for the period August 1,
2011 to August 31, 2011 were as follows:

		Dividends
	Series	Declared
MUC AMPS	A	$ 7,206
	B	$13,317
	C	$ 9,878
	D	$ 8,869
	E	$14,362
MUJ VRDP	W-7	$43,199
MFT AMPS	A	$10,852
	B	$ 9,614
MIY VRDP	W-7	$43,182
MJI VRDP	W-7	$17,097
MPA VRDP	W-7	$19,799

52	ANNUAL REPORT	JULY 31, 2011

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
BlackRock MuniHoldings California Quality Fund, Inc.,
BlackRock MuniHoldings New Jersey Quality Fund, Inc.,
BlackRock MuniYield Michigan Quality Fund, Inc.,
BlackRock MuniYield New Jersey Quality Fund, Inc.
and to the Shareholders and Board of Trustees of
BlackRock MuniYield Investment Quality Fund and
BlackRock MuniYield Pennsylvania Quality Fund:

We have audited the accompanying statements of assets and liabilities of
BlackRock MuniHoldings California Quality Fund, Inc. (formerly BlackRock
MuniHoldings California Insured Fund, Inc.), BlackRock MuniHoldings New
Jersey Quality Fund, Inc. (formerly BlackRock MuniHoldings New Jersey
Insured Fund. Inc.), BlackRock MuniYield Investment Quality Fund
(formerly BlackRock MuniYield Insured Investment Fund), BlackRock
MuniYield Michigan Quality Fund, Inc. (formerly BlackRock MuniYield
Michigan Insured Fund, Inc.), BlackRock MuniYield New Jersey Quality
Fund, Inc. (formerly MuniYield New Jersey Insured Fund, Inc.), and
BlackRock MuniYield Pennsylvania Quality Fund (formerly MuniYield
Pennsylvania Insured Fund) (collectively, the "Funds"), including the sched-
ules of investments, as of July 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented and the statements of cash flows of BlackRock Muniholdings California Quality Fund, Inc., BlackRock
MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield Michigan
Quality Fund, Inc., BlackRock MuniYield New Jersey Quality Fund, Inc., and
BlackRock MuniYield Pennsylvania Quality Fund for the year then ended.
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the cir-
cumstances, but not for the purpose of expressing an opinion on the effec-
tiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant esti-
mates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniHoldings California Quality Fund, Inc., BlackRock
MuniHoldings New Jersey Quality Fund, Inc., BlackRock MuniYield
Investment Quality Fund, BlackRock MuniYield Michigan Quality Fund,
Inc., BlackRock MuniYield New Jersey Quality Fund, Inc., and BlackRock
MuniYield Pennsylvania Quality Fund as of July 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the financial highlights for each of the periods presented, and the cash flows of BlackRock
Muniholdings California Quality Fund, Inc. and BlackRock Muniyield
Pennsylvania Quality Fund, Inc. for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
September 28, 2011

ANNUAL REPORT	JULY 31, 2011	53

Important Tax Information

The following table summarizes the taxable per share distributions paid by MPA during the taxable year ended July 31, 2011.

	Payable Date	Ordinary Income*
Common Shareholders	12/31/10	$0.009377
AMPS Shareholders
Series A	12/07/10	$1.14
Series B	12/08/10	$1.14
Series C	11/26/10	$4.21
* Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

All other net investment income distributions paid by MPA during the taxable year ended July 31, 2011 qualify as tax-exempt interest dividends for federal income tax purposes.

All of the net investment income distributions paid by MUC, MUJ, MFT, MIY and MJI during the taxable year ended July 31, 2011 qualify as tax-exempt interest dividends for federal income tax purposes.

54	ANNUAL REPORT	JULY 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees, as applicable, (each, a “Board,” collec-
tively, the “Boards,” and the members of which are referred to as “Board
Members”) of BlackRock MuniHoldings California Quality Fund, Inc.
(“MUC”), BlackRock MuniHoldings New Jersey Quality Fund, Inc. (“MUJ”),
BlackRock MuniYield Investment Quality Fund (“MFT”), BlackRock MuniYield
Michigan Quality Fund, Inc. (“MIY”), BlackRock MuniYield New Jersey
Quality Fund, Inc. (“MJI”) and BlackRock MuniYield Pennsylvania Quality
Fund (“MPA” and together with MUC, MUJ, MFT, MIY and MJI, each a “Fund,”
and, collectively, the “Funds”) met on April 14, 2011 and May 12 — 13,
2011 to consider the approval of each Fund’s investment advisory agree-
ment (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the
“Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-
Advisory Agreement”) between the Manager and BlackRock Investment
Management, LLC (the “Sub-Advisor”), with respect to each Fund. The
Manager and the Sub-Advisor are referred to herein as “BlackRock.” The
Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not
“interested persons” of such Fund as defined in the Investment Company
Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The
Board Members are responsible for the oversight of the operations of the
Funds and perform the various duties imposed on the directors of invest-
ment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member.
Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a
Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the
Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Board of each of MFT and MUC, has also established a Committee on Auction Market Preferred
Shares. In addition, the Board of each of MIY, MJI, MPA and MUJ had established a Committee on Auction Market Preferred Shares prior to the redemption of all of its Fund's outstanding auction market preferred shares. Further, each Board established an ad hoc committee, the Joint
Product Pricing Committee, which consisted of Independent Board
Members and the directors/trustees of the boards of certain other
BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the cont-
inuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, con-
sidered at each of their meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the
Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards consid-
ered were: (a) investment performance for one-, three- and five-year peri-
ods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how
BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the
Funds’ investment objectives, policies and restrictions; (e) the Funds’ com-
pliance with its Code of Ethics and other compliance policies and proce-
dures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions;
(j) BlackRock’s implementation of the Funds’ valuation and liquidity proce-
dures; (k) an analysis of contractual and actual management fee ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on
BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 14, 2011 meeting, the Boards requested and received materials specifically relating to the Agreements.
The Boards are engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper,
Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collect-
ively, “Peers”); (b) information on the profitability of the Agreements to
BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by
BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and
(f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

ANNUAL REPORT	JULY 31, 2011	55

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

At an in-person meeting held on April 14, 2011, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 14, 2011 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards pre-
sented BlackRock with questions and requests for additional information.
BlackRock responded to these requests with additional written information in advance of the May 12-13, 2011 Board meeting.

At an in-person meeting held on May 12-13, 2011, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund and the Sub-
Advisory Agreement between the Manager and the Sub-Advisor with respect to its Fund, each for a one-year term ending June 30, 2012. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the invest-
ment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale;
(e) fall-out benefits to BlackRock as a result of its relationship with the
Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of
Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted
the willingness of BlackRock personnel to engage in open, candid discus-
sions with the Boards. The Boards did not identify any particular informa-
tion as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the
Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with
BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’
portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and
BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their
Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds.
BlackRock and its affiliates provide the Funds with certain administrative and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In addition to investment advisory services,
BlackRock and its affiliates provide the Funds with other services, including
(i) preparing disclosure documents, such as the prospectus and the state-
ment of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with ana-
lysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materi-
als for such Board meetings; (vii) providing legal and compliance support;
and (viii) performing other administrative functions necessary for the oper-
ation of the Funds, such as tax reporting, fulfilling regulatory filing require-
ments and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compli-
ance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Boards,
including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 14,
2011 meeting, the Boards worked with BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by
Lipper, which included a comprehensive analysis of each Fund’s perform-
ance. The Boards also reviewed a narrative and statistical analysis of the
Lipper data that was prepared by BlackRock, which analyzed various fac-
tors that affect Lipper’s rankings. In connection with their review, each
Board received and reviewed information regarding the investment perform-
ance of its Fund as compared to funds in that Fund’s applicable Lipper category and a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards and each Board’s Performance Oversight
Committee regularly review, and meet with Fund management to discuss, the performance of the Funds throughout the year.

The Board of MFT noted that MFT performed below the median of its
Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported. The Board of MFT and BlackRock reviewed and discussed the reasons for MFT’s underperformance during these periods compared with its Peers. The Board of MFT was informed that, among other things, performance was hindered by exposure to Florida insured bonds backed by monoline insurers.

The Board of MFT and BlackRock discussed BlackRock’s strategy for improving MFT’s performance and BlackRock’s commitment to providing the resources necessary to assist MFT’s portfolio managers and to improve
MFT’s performance, in part through the repositioning of MFT’s portfolio.

56	ANNUAL REPORT	JULY 31, 2011

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Boards of MIY and MUC noted that, in general, each Fund performed better than its respective Peers in that each Fund’s performance was at or above the median of its respective Customized Lipper Peer Group
Composite in each of the one-, three- and five-year periods reported.

The Board of MPA noted that MPA performed below the median of its
Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported. The Board of MPA and BlackRock reviewed and discussed the reasons for MPA’s underperformance during these periods compared with its Peers. The Board of MPA was informed that, among other things, MPA’s longer duration stance subjected MPA to greater price volatility as the municipal market saw rates rise.

The Board of MPA and BlackRock discussed BlackRock’s strategy for improving MPA’s performance and BlackRock’s commitment to providing the resources necessary to assist MPA’s portfolio managers and to improve
MPA’s performance.

The Boards of MJI and MUJ noted that, in general, each Fund performed better than its respective Peers in that each Fund’s performance was at or above the median of its respective Customized Lipper Peer Group
Composite in two of the one-, three- and five-year periods reported.

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team.

C. Consideration of the Advisory/Management Fees and the Cost of the
Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: Each Board, including the Independent
Board Members, reviewed its Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitabil-
ity with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009, and
December 31, 2008. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affili-
ates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limita-
tions in allocating costs among various advisory products. The Boards rec-
ognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the
Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profit-
ability of other advisors is not publicly available. The Boards considered
BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operat-
ing margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to the
Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The
Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management per-
sonnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

Each Board noted that its Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: Each Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund. Based on the ad hoc Joint Product Pricing Committees’ and the
Boards’ review and consideration of this issue, the Boards concluded that closed-end funds are typically priced at scale at a fund’s inception;
therefore, the implementation of breakpoints was not necessary.

The Boards noted that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience sub-
stantial growth after the initial public offering. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds,

ANNUAL REPORT	JULY 31, 2011	57

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk manage-
ment personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as serv-
ice providers to the Funds, including for securities lending services. The
Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The
Boards further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund market-
place and that shareholders are able to sell their Fund shares in the sec-
ondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the
Manager and its Fund for a one-year term ending June 30, 2012 and the
Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to its Fund, for a one-year term ending June 30, 2012. As part of its approval, the Boards considered the detailed review of BlackRock’s fee structure, as it applies to the Funds, conducted by the ad hoc Joint Product
Pricing Committee. Based upon their evaluations of all of the aforemen-
tioned factors in their totality, the Boards, including the Independent Board
Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders.
In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or control-
ling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The
Independent Board Members were also assisted by the advice of inde-
pendent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and
BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

58	ANNUAL REPORT	JULY 31, 2011

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment
Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by BNY Mellon
Shareowner Services for MUC, MUJ, MFT, MIY and MJI and Computershare
Trust Company, N.A. for MPA (individually, the “Reinvestment Plan Agent” or together, the “Reinvestment Plan Agents”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the
Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain dis-
tribution, the Reinvestment Plan Agents will acquire shares for the partici-
pants’ accounts, depending upon the following circumstances, either (i)
through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open mar-
ket or on the Fund’s primary exchange. If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares on behalf of the partici-
pants. The number of newly issued shares to be credited to each partici-
pant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such con-
dition often referred to as a “market discount”), the Reinvestment Plan
Agent will invest the dividend amount in shares acquired on behalf of the participants in open market purchases. If the Reinvestment Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agents will invest any uninvested portion in newly issued shares.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan.
There is no direct service charge to participants in the Reinvestment Plan;
however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares through Computershare Trust Company, N.A. are subject to a $2.50 sales fee and a $0.15 per share sold brokerage com-
mission. Participants that request a sale of shares through BNY Mellon
Shareowner Services are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to the respective Reinvestment Plan Agent: BNY Mellon
Shareowner Services, P.0. Box 358035, Pittsburgh, PA 15252-8035,
Telephone: (866) 216-0242 for shareholders of MUC, MUJ, MFT, MIY and
MJI or Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI
02940-3078, Telephone: (800) 699-1BFM or overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street,
Canton, MA 02021 for shareholders of MPA.

ANNUAL REPORT	JULY 31, 2011	59

Officers and Directors
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Independent Directors[1]
Richard E. Cavanagh	Chairman of	Since	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life	95 Funds	Arch Chemical
55 East 52nd Street	the Board and	2007	Insurance Company of America since 1998; Trustee, Educational Testing Service	95 Portfolios	(chemical and allied
New York, NY 10055	Director		from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor,		products)
1946			The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer,
Harvard University since 2007; President and Chief Executive Officer, The Conference
Board, Inc. (global business research organization) from 1995 to 2007.
Karen P. Robards	Vice	Since	Partner of Robards & Company, LLC (financial advisory firm) since 1987;	95 Funds	AtriCure, Inc.
55 East 52nd Street	Chairperson	2007	Co-founder and Director of the Cooke Center for Learning and Development	95 Portfolios	(medical devices)
New York, NY 10055	of the Board,		(a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc.
1950	Chairperson of		(health care real estate investment trust) from 2007 to 2010; Director of Enable
	the Audit		Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from
	Committee		1976 to 1987.
and Director
Michael J. Castellano	Director and	Since	Managing Director and Chief Financial Officer of Lazard Group LLC from 2001	95 Funds	None
55 East 52nd Street	Member of	2011	to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director,	95 Portfolios
New York, NY 10055	the Audit		Support Our Aging Religions (non-profit) since 2009; Director, National Advisory
1946	Committee		Board of Church Management at Villanova University since 2010.
Frank J. Fabozzi	Director and	Since	Editor of and Consultant for The Journal of Portfolio Management since 1986;	95 Funds	None
55 East 52nd Street	Member of	2007	Professor of Finance, EDHEC Business School since 2011; Professor in the	95 Portfolios
New York, NY 10055	the Audit		Practice of Finance and Becton Fellow, Yale University School of Management
1948	Committee		from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale
University from 1994 to 2006.
Kathleen F. Feldstein	Director	Since	President of Economics Studies, Inc. (private economic consulting firm) since	95 Funds	The McClatchy
55 East 52nd Street		2007	1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee	95 Portfolios	Company
New York, NY 10055			Emeritus thereof since 2008; Member of the Board of Partners Community		(publishing);
1941			Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners		BellSouth (tele-
			HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member		communications);
			of the Visiting Committee to the Harvard University Art Museum since 2003; Director,		Knight Ridder
			Catholic Charities of Boston since 2009.		(publishing)
James T. Flynn	Director and	Since	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	95 Funds	None
55 East 52nd Street	Member of	2007		95 Portfolios
New York, NY 10055	the Audit
1939	Committee
Jerrold B. Harris	Director	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment)	95 Funds	BlackRock Kelso
55 East 52nd Street		2007	since 2000; Director of Delta Waterfowl Foundation since 2001; President and	95 Portfolios	Capital Corp.
New York, NY 10055			Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.		(business
1942					development
company)

60	ANNUAL REPORT	JULY 31, 2011

Officers and Directors (continued)
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Independent Directors[1] (concluded)
R. Glenn Hubbard	Director	Since	Dean, Columbia Business School since 2004; Columbia faculty member since	95 Funds	ADP (data and
55 East 52nd Street		2007	1988; Co-Director, Columbia Business School’s Entrepreneurship Program from	95 Portfolios	information services);
New York, NY 10055			1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President		KKR Financial
1958			of the United States from 2001 to 2003; Chairman, Economic Policy Committee		Corporation (finance);
			of the OECD from 2001 to 2003.		Metropolitan Life
Insurance Company
(insurance)
W. Carl Kester	Director and	Since	George Fisher Baker Jr. Professor of Business Administration, Harvard Business	95 Funds	None
55 East 52nd Street	Member of	2007	School; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the	95 Portfolios
New York, NY 10055	the Audit		Finance Department, Harvard Business School from 2005 to 2006; Senior
1951	Committee		Associate Dean and Chairman of the MBA Program of Harvard Business School
from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment
Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in
2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J.
Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P.
Robards, 1998.
Interested Directors[3]
Paul L. Audet	Director	Since	Senior Managing Director, BlackRock, Inc., and Head of BlackRock’s Real Estate	95 Funds	None
55 East 52nd Street		2011	business from 2008 to 2011; Member of BlackRock’s Global Operating and	95 Portfolios
New York, NY 10055			Corporate Risk Management Committees and of the BlackRock Alternative Investors
1953			Executive Committee and Investment Committee for the Private Equity Fund of
Funds business since 2008; Head of BlackRock's Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from
2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005; Senior
Vice President of Finance at PNC Bank Corp. and Chief Financial Officer of the
Investment Management and Mutual Fund Processing businesses from 1996 to
1998 and Head of PNC’s Mergers & Acquisitions unit from 1992 to 1998; Member of PNC’s Corporate Asset-Liability Committee and Marketing Committees from 1992 to 1998; Chief Financial Officer of PNC’s eastern operations from 1991 to 1992;
Senior Vice President of First Fidelity Bancorporation, responsible for the Corporate
Finance, Asset-Liability Committee, and Mergers & Acquisitions functions from
1986 to 1991.
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock,	162 Funds	None
55 East 52nd Street		2007	Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC	293 Portfolios
New York, NY 10055			from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation
1947			Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the
BlackRock fund complex from 1989 to 2006.
3 Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and
The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	JULY 31, 2011	61

Officers and Directors (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Funds	Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski	President	Since	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009;
55 East 52nd Street	and Chief	2010	Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management,
New York, NY 10055	Executive		L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President
1964	Officer		thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family
Resource Network (charitable foundation) since 2009.

Anne Ackerley	Vice	Since	Managing Director of BlackRock, Inc. since 2000; President and Chief Executive Officer of the BlackRock-advised funds
55 East 52nd Street	President	2007[2]	from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer
New York, NY 10055			of BlackRock’s Global Client Group since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006
1962			to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock’s US Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM
55 East 52nd Street		2007	and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from
New York, NY 10055			2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Officer and
1959	Anti-Money
Laundering
Officer
Ira P. Shapiro	Secretary	Since	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays
55 East 52nd Street		2010	Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
New York, NY 10055
1963
[1] Officers of the Funds serve at the pleasure of the Boards.
2 Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor	Custodians	Transfer Agent	AMPS Auction Agent	Accounting Agent	Legal Counsel
BlackRock Advisors, LLC	State Street Bank	Common Shares	BNY Mellon	State Street Bank	Skadden, Arps, Slate,
Wilmington, DE 19809	and Trust Company[3]	Computershare Trust	Shareowner Services	and Trust Company	Meagher & Flom LLP
	Boston, MA 02111	Company, N.A.[3]	Jersey City, NJ 07310	Boston, MA 02116	New York, NY 10036
Sub-Advisor		Providence, RI 02940
BlackRock Investment	The Bank of		VRDP Tender	Independent Registered	Address of the Funds
Management, LLC	New York Mellon[4]	BNY Mellon	and Paying Agent	Public Accounting Firm	100 Bellevue Parkway
Princeton, NJ 08540	New York, NY 10286	Shareowner Services[4]	The Bank of New York Mellon	Deloitte & Touche LLP	Wilmington, DE 19809
		Jersey City, NJ 07310	New York, NY 10289	Boston, MA 02116
VRDP Remarketing Agents
Citigroup Global Markets Inc.[5]
[3] For MPA.			New York, NY 10179
[4] For MUC, MUJ, MFT, MIY and MJI.
[5] For MIY and MPA			Merrill Lynch, Pierce,
[6] For MUJ and MJI			Fenner & Smith Incorporated[6]
New York, NY 10036

Effective April 14, 2011, Michael J. Castellano became Director of the Funds and Member of the Audit Committee.

Effective July 28, 2011, Richard S. Davis resigned as Director of the Funds, and Paul L. Audet became Director of the Funds.

62	ANNUAL REPORT	JULY 31, 2011

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 28, 2011 for shareholders of record on May 31, 2011 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

		Paul L. Audet		Michael J. Castellano			Richard E. Cavanagh
		Votes			Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
MUC	32,734,839	1,483,685	0	32,749,484	1,469,040	0	32,793,558	1,424,966	0
MUJ	17,610,100	800,664	0	17,587,299	823,465	0	17,594,742	816,022	0
MFT	6,507,508	187,721	0	6,504,728	190,501	0	6,504,728	190,501	0
MIY	14,384,288	374,988	0	14,379,680	379,596	0	14,389,358	369,918	0
MJI	7,459,089	257,992	0	7,377,268	339,813	0	7,376,633	340,448	0
MPA	9,994,338	257,433	0	10,001,483	250,288	0	9,977,549	274,222	0
		Frank J. Fabozzi¹		Kathleen F. Feldstein				James T. Flynn
		Votes			Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
MUC	5,512	91	0	32,597,919	1,620,605	0	32,682,950	1,535,574	0
MUJ	5,271	1,245	0	17,304,843	1,105,921	0	17,305,467	1,105,297	0
MFT	1,914	13	0	6,497,012	198,217	0	6,504,728	190,501	0
MIY	1,167	279	0	14,370,774	388,502	0	14,328,326	430,950	0
MJI	1,895	44	0	7,384,191	332,890	0	7,434,149	282,932	0
MPA	458	80	0	9,935,761	316,010	0	9,943,932	307,839	0
		Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
		Votes			Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
MUC	32,772,404	1,446,120	0	32,759,854	1,458,670	0	32,422,087	1,796,437	0
MUJ	17,609,381	801,383	0	17,576,130	834,634	0	17,542,810	867,954	0
MFT	6,507,508	187,721	0	6,504,728	190,501	0	6,499,798	195,431	0
MIY	14,390,772	368,504	0	14,385,704	373,572	0	14,376,868	382,408	0
MJI	7,457,782	259,299	0	7,457,603	259,478	0	7,393,792	323,289	0
MPA	9,994,934	256,837	0	9,982,346	269,425	0	9,914,881	336,890	0
		W. Carl Kester¹			Karen P. Robards
		Votes			Votes
	Votes For	Withheld	Abstain	Votes For	Withheld	Abstain
MUC	5,512	91	0	32,618,983	1,599,541	0
MUJ	5,271	1,245	0	17,621,997	788,767	0
MFT	1,914	13	0	6,501,510	193,719	0
MIY	1,167	279	0	14,344,019	415,257	0
MJI	1,895	44	0	7,408,492	308,589	0
MPA	458	80	0	9,991,623	260,148	0
[1] Voted on by holders of Preferred Shares only.

ANNUAL REPORT	JULY 31, 2011	63

Additional Information (continued)

Board Approvals

On September 1, 2010, the Board of Directors (the “Boards”) of MUC,
MUJ, MFT, MIY, MJI and MPA (the “Funds”) have approved changes to cer-
tain investment policies of the Funds.

Historically, under normal market conditions, each Fund has been required to invest at least 80% of its assets in municipal bonds either (i) insured under an insurance policy purchased by the Fund or (ii) insured under an insurance policy obtained by the issuer of the municipal bond or any other party. In September 2008, the Funds adopted an amended investment pol-
icy of purchasing only municipal bonds insured by insurance providers with claims-paying abilities rated investment grade at the time of investment
(the “Insurance Investment Policy”).

Following the onset of the credit and liquidity crises, the claims-paying abil-
ity rating of most of the municipal bond insurance providers has been low-
ered by the rating agencies. These downgrades have called into question the long-term viability of the municipal bond insurance market, which has the potential to severely limit the ability of BlackRock Advisors, LLC, the
Fund's investment advisor (the "Manager"), to manage the Funds under the
Insurance Investment Policy.

As a result, on September 1, 2010, the Manager recommended, and the
Boards approved, the removal of the Insurance Investment Policy. As a result of this investment policy change, the Funds would not be required to dispose of assets currently held within the Funds. The Funds will maintain, and have no current intention to amend, their investment policy of, under normal market conditions, generally investing in municipal obligations rated investment grade at the time of investment.

As each Fund increases the amount of its assets that are invested in municipal obligations that are not insured, the Fund’s shareholders will be exposed to the risk of the failure of such securities’ issuers to pay interest and repay principal and will not have the benefit of protection provided under municipal bond insurance policies. As a result, shareholders will be more dependent on the analytical ability of the Manager to evaluate the credit quality of issuers of municipal obligations in which the Fund invests.
The Boards believe that the amended investment policy is in the best inter-
ests of each Fund and its shareholders because it believes that the poten-
tial benefits from increased flexibility outweigh the potential increase in risk from the lack of insurance policies provided by weakened insurance providers. Of course, the new investment policy cannot assure that each
Fund will achieve its investment objective.

As disclosed in each Fund’s prospectus, each Fund is required to provide shareholders 60 days notice of a change to the Insurance Investment
Policy. Accordingly, a notice describing the changes discussed above was mailed to shareholders of record as of September 1, 2010. The new invest-
ment policy took effect on November 9, 2010. The Manager has been grad-
ually repositioning each Fund’s portfolios over time, and during such period, each Fund may continue to hold a substantial portion of its assets in insured municipal bonds. At this time, the repositioning of each Fund’s portfolio is still taking place, and the Funds will continue to be subject to risks associated with investing a substantial portion of their assets in insured municipal bonds until the repositioning is complete. No action is required by shareholders of the Funds in connection with this change.

In connection with this change in non-fundamental policy, each of the
Funds underwent a name change to reflect its new portfolio characteristics.

Each Fund continues to trade on the New York Stock Exchange under its current ticker symbol.

The approved changes did not alter any Fund’s investment objective.

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to its shareholders on a monthly basis. In order to pro-
vide shareholders with a more stable level of dividend distributions, the
Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month.
The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which com-
prises part of the financial information included in this report.

64	ANNUAL REPORT	JULY 31, 2011

Additional Information (continued)

General Information

On June 10, 2010, BlackRock Advisors, LLC, the Funds’ investment advisor
(the “Manager”), announced that MUJ and MIY each received a demand letter from a law firm on behalf of Common Shareholders of MUJ and MIY.
The demand letters allege that the Manager and officers and Boards of
Directors (the “Boards”) of MUJ and MIY breached their fiduciary duties by redeeming at par certain of MUJ and MIY’s Preferred Shares, and demanded that the Boards take action to remedy those alleged breaches.
In response to the demand letter, the Boards established a Demand
Review Committee (the “Committee”) of the Independent Directors to
investigate the claims made in the demand letters with the assistance of independent counsel. Based upon its investigation, the Committee recom-
mended that the Boards reject the demand specified in the demand let-
ters. After reviewing the findings of the Committee, the Board for each Fund unanimously adopted the Committee’s recommendation and unanimously voted to reject the demand.

The Funds do not make available copies of their Statements of Additional
Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other informa-
tion regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regard-
ing the Funds and does not, and is not intended to, incorporate
BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-
sites or shareholders can sign up for e-mail notifications of quarterly state-
ments, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’
Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in
Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each
Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is avail-
able (1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
http://www.blackrock.com or by calling (800) 441-7762 and
(2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of www.blackrock.com.
Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds.

ANNUAL REPORT	JULY 31, 2011	65

Additional Information (concluded)

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section
302 of the Sarbanes-Oxley Act.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and for-
mer fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

66	ANNUAL REPORT	JULY 31, 2011

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common

Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock
MuniYield Michigan	$31,900	$30,900	$4,700	$3,500	$12,100	$6,100	$0	$0
Quality Fund, Inc.

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock
Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000
[1] The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2] The nature of the services includes tax compliance, tax advice and tax planning.
[3] The nature of the services includes a review of the Fund’s compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and
b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-
by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or
$50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock MuniYield
Michigan Quality Fund, Inc.	$16,800	$20,377

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and
$2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a) The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – The board of directors has delegated the voting of proxies for the
Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the
Investment Adviser, on the other. In such event, provided that the Investment Adviser’s
Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight
Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the
Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio
Management Group and/or the Investment Adviser’s Legal and Compliance Department
and concluding that the vote cast is in its client’s best interest notwithstanding the conflict.
A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit
99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at
www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of July 31,
2011.

(a)(1) The registrant is managed by a team of investment professionals comprised of F.
Howard Downs, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing
Director at BlackRock, and Walter O’Connor, Managing Director at BlackRock.
Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Downs,
Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2008, 2006 and 2006, respectively.

Portfolio Manager	Biography
F. Howard Downs	Director of BlackRock since 2004; Vice President of BlackRock from 1999 to 2004.
Theodore R. Jaeckel, Jr.	Managing Director at BlackRock since 2006; Managing Director of Merrill
Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2) As of July 31, 2011:

	(ii) Number of Other Accounts Managed			(iii) Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
					Performance-Based
	Other	Other Pooled		Other	Other Pooled
(i) Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies
F. Howard Downs	8	0	5	0	0	0
	$1.392 Billion	$0	$93.57 Million	$0	$0	$0
Theodore R. Jaeckel, Jr.	65	0	0	0	0	0
	$20.29 Billion	$0	$0	$0	$0	$0
Walter O’Connor	64	0	0	0	0	0
	$19.12 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock, Inc. has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock, Inc. has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.
Nevertheless, BlackRock, Inc. furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock, Inc. may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock,
Inc., or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition,
BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock, Inc. recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by
BlackRock, Inc. with respect to the same securities. Moreover, BlackRock, Inc. may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.
Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock, Inc. owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock, Inc. purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.
BlackRock, Inc. attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock,
Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock, Inc. with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2011:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and
BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include a combination of market-based indices (e.g., Barclays Capital Municipal Bond
Index), certain customized indices and certain fund industry peer groups.

Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.

Performance of fixed income funds is measured on both a pre-tax and after-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable. With respect to the performance of the other listed Index and Multi-Asset Funds, performance is measured on, among other things, a pre-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The
BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc.
common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year
“at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of annual bonuses in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in
BlackRock, Inc. common stock. Messrs. Downs, Jaeckel and O’Connor have each received long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various
BlackRock investment options. Messrs. Downs, Jaeckel and O’Connor have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following incentive savings plans. BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock
Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into an index target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2011.

Portfolio Manager	Dollar Range of Equity Securities
of the Fund Beneficially Owned
F. Howard Downs	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b)
under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company
Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Michigan Quality Fund, Inc.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Michigan Quality Fund, Inc.

Date: October 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Michigan Quality Fund, Inc.

Date: October 4, 2011

By: /S/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Michigan Quality Fund, Inc.

Date: October 4, 2011